As Filed with the Securities and Exchange Commission on October 2, 2015

File Nos. 333-60789 and 811-08941

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 59	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 62	☒

THE VANTAGEPOINT FUNDS

(Exact Name of Registrant as Specified in Charter)

777 North Capitol Street, NE Ste 600, Washington, DC 20002-4240

(Address of Principal Executive Offices) (Zip Code)

(202) 962-4600

(Registrant’s Telephone Number, Including Area Code)

Angela Montez, Secretary

777 North Capitol Street, N.E., Ste. 600

Washington, DC 20002

(Name and Address of Agent for Service of Process)

With Copies to:

Amy W. Pershkow, Esq.

Mayer Brown LLP

1999 K Street, N.W.

Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of rule 485
☒	on (December 31, 2015) pursuant to paragraph (b) of rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of rule 485
☐	on ( ) pursuant to paragraph (a)(1) of rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of rule 485
☐	on ( ) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

EXPLANATORY NOTE

The Registrant is filing this Post-Effective Amendment No. 59 to the Registration Statement of The Vantagepoint Funds in order introduce the Vantagepoint Milestone 2055 Fund.

THE VANTAGEPOINT FUNDS	PROSPECTUS • JANUARY 4, 2016

Ticker

Milestone 2055 Fund
Investor M Shares
TM Shares

The Vantagepoint Funds, a no-load open-end management investment company, operates as a “series” investment company offering the 30 distinct, diversified investment portfolios listed above (each a “Fund” and collectively the “Funds”). Each Fund has its own investment objectives and strategies.

This prospectus gives you information about the Fund that you should know before investing. Please read this prospectus carefully and retain it for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summary

Milestone 2055 Fund

Investment Objective

To offer high total return consistent with the Fund’s current asset allocation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses[1]	2.97%	3.22%
Acquired fund fees and expenses,2	0.51%	0.51%
Total annual fund operating expenses,2	3.58%	3.83. %
Fee waiver and/or expense reimbursement[3]	(2.85%)	(2.85%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement[3]	0.73%	0.98%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.
[2]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.
[3]	The investment adviser has agreed to waive fees or reimburse expenses (other than extraordinary expenses) until April 30, 2017 to limit the Fund’s total annual operating expenses to 0.73% for the TM Shares and 0.98%% for the Investor M Shares. After such date, this arrangement can be terminated by the investment adviser upon notification to the Fund’s Board of Directors.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver and/or expense reimbursement described above expires on April 30, 2017 and therefore is only reflected for a 1 year period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
TM Shares	$75	$832
Investor M Shares	$100	$906

Portfolio Turnover

The Fund has not commenced operations as of the date of this Prospectus and, therefore, portfolio turnover rate is not applicable to this Fund.

Investments, Risks, and Performance

Principal Investment Strategies: The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) using an asset allocation strategy designed for investors who expect to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2055. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and real estate investment trusts (REITs), among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2065 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.

The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:

Fixed Income Fund	Allocation Range
Vantagepoint High Yield Fund	0%-6%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	19%-29%
Vantagepoint Growth & Income Fund	6%-16%
Vantagepoint Growth Fund	9%-19%
Vantagepoint Select Value Fund	0%-6%
Vantagepoint Mid/Small Company Index Fund	5%-15%
Vantagepoint Aggressive Opportunities Fund	0%-6%
Vantagepoint Discovery Fund	0%-6%
Vantagepoint International Fund	12%-22%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10%-20%

Subject to the supervision of the Fund’s Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying funds. The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended asset allocation.

The Fund is designed to “age” so that its asset allocation becomes more conservative over time until it achieves a final constant asset allocation approximately 10 years after the year 2055. This is intended to reduce investment risk as investors move towards and into retirement.

The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) is illustrated below.

The current asset mix (as of the date of this prospectus) is approximately 84% equity, 1% fixed income, and 15 % multi-strategy. The asset mix will become progressively more conservative so that by the year 2055 (“target year”), the mix will approximate 40% equity, 48% fixed income, and 12% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. At that time (10 years after 2055), the Fund will reach its “landing point” and its target asset allocation will become constant. After the Fund reaches its final constant target allocations, the Fund’s investment adviser is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time.

All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.

This Fund may be appropriate for you if you plan to begin making gradual withdrawals from the Fund, typically at or after your retirement, in or around the year 2055.

Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss, including near, at or after the target date of the Fund. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.

Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.

Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses

ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.

The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.

Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs

Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.

High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.

Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.

Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.

Equity Income/Interest Rate Risk—A Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.

Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.

Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.

Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.

Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.

Risk/Return Bar Chart and Table

The Fund has not been in operation for a full calendar year, therefore no performance information is included.

Management

Investment Adviser

Vantagepoint Investment Advisers, LLC (“VIA”)

Portfolio Managers

Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2016

David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2016

Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2016

Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.

There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).

Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.

Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Additional Information About the Fund’s Investment Objective and Principal Investment Strategies

Investment Objectives and Strategies

The investment objectives of the Fund are fundamental and cannot be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. The Fund may, from time to time, take temporary defensive or liquidity positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. During unusual economic or market conditions, or for temporary defensive purposes or liquidity purposes, the Fund may place up to 100% of its assets in securities that would not ordinarily be consistent with the Fund’s objectives or in cash and cash equivalents. The Fund will do so only if VIA believes the risk of loss outweighs the opportunity for capital gains or higher income. The Fund may not be seeking its investment objective(s) while taking a temporary defensive position or a liquidity position.

Certain Investment Limitations of the Fund

The Fund has adopted certain limitations designed to reduce its exposure to specific situations. Please see the Statement of Additional Information (“SAI”) for other investment limitations and restrictions. Some of these limitations are that the Fund will not:

(a) with respect to 75% of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities and securities of other investment companies) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the Fund’s total assets would be invested in the securities of such issuer;

(b) invest more than 25% of its net assets in any one industry (except to the extent that the Fund invests in investment companies; or to the extent that an underlying Vantagepoint Fund, in which the Fund invests, concentrates in a single industry);

(c) borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets.

Certain investment limitations and restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction.

The Milestone 2055 Fund

This prospectus provides information only for the Milestone 2055 Fund. Information regarding all other Milestone Funds and the underlying Vantagepoint Funds in which the Fund may invest is available in a separate prospectus.

The Milestone 2055 Fund is intended to help investors accumulate savings throughout their careers and preserve savings in retirement. The Fund offers asset allocation, fund selection, and rebalancing through a single fund based on when withdrawals from the Fund are expected to begin, typically at or after retirement (assumed to occur at age 60). The Fund invests in a combination of equity investments, fixed income investments, and multi-strategy invesments (through a “multi-strategy” fund) that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others.

The Milestone 2055 Fund invests in differing amounts of certain other Vantagepoint Funds and one or more third party ETFs (each an “underlying fund”) rather than investing directly in its own portfolio of securities.

The Milestone 2055 Fund is designed for investors who expect to begin making gradual withdrawals, typically at or after retirement, in or around the year 2055. The Fund is designed to “age” such that its asset allocation becomes more conservative over time until the Fund achieves a final constant asset allocation approximately ten years after the year designated in the Fund’s name. For example, the Milestone 2055 Fund is designed for investors who expect to begin making gradual withdrawals within a few years of the year 2055. The Fund is designed to “age” such that its asset allocation becomes more conservative over time until the Fund achievs a final constant asset allocation approximately ten years after the year designated in its name.

When the target asset allocation of the Milestone 2055 Fund matches the Milestone Retirement Income Fund’s target asset allocation, scheduled to occur approximately ten years after the year indicated in the Fund’s name, it is expected that VIA will recommend combining the assets of the Milestone 2055 Fund with the assets of the Milestone Retirement Income Fund within approximately one year, subject to applicable regulatory requirements. Additional information regarding the Milestone Retirement Income Fund is available in the prospectus for that fund. As previously stated, the Milestone 2055 Fund seeks to help investors accumulate savings throughout their careers and preserve savings in retirement; however, there is no guarantee that the Fund will do so.

Asset Allocation—The allocation of the Fund among underlying funds and the asset classes they represent have been established by VIA, the investment adviser to the Fund since inception. VIA will adjust the asset allocation of the Fund to seek to become more conservative as the year designated in its name approaches and for approximately 10 years beyond the designated year. This is intended to reduce investment risk as investors move towards and into retirement. The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) developed by VIA is illustrated below.

As depicted in the charted glide path above, the Fund’s asset allocation will change over time. For example, 35 years before the year indicated in the Fund’s name, the asset mix will be approximately 84% equity, 1% fixed income, and 15% multi-strategy. The asset mix will progressively reduce equity and multi-strategy exposure such that by the year indicated in the Fund’s name (“target year”), the mix will be approximately 40% equity, 48% fixed income, and 12% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. Ten years after the date in the Fund’s name, it will reach its “landing point” and its target asset allocation becomes constant.

The asset allocation of the Milestone 2055 Fund may differ from this chart for a variety of reasons. The most common reason is performance differences between the Fund’s equity allocation, its fixed income allocation, and its multi-strategy allocation, if any. Deviations from the allocations suggested by the chart, particularly over long periods, likely will cause the investment risks associated with the Fund to differ from what is suggested by the chart above. VIA monitors the Fund’s asset allocations on a daily basis and periodically will execute transactions as necessary to return the Milestone 2055 Fund to, or close to, the asset allocations indicated by the chart, taking into account both the cost and benefit of such transactions.

Additionally, VIA may alter the amount allocated to the equity, fixed income and multi-strategy asset classes of the Fund at its discretion subject to the supervision of the Fund’s Board of Directors. However, target allocations of the asset classes are expected to be substantially similar to the glide path and any significant deviations would be temporary.

Underlying Fund Selection—VIA selects underlying funds to fulfill the asset class allocations of the Fund. Target underlying fund-level allocation ranges as of the date of this prospectus are discussed in the following sections describing the Fund. In selecting underlying funds to fulfill asset class allocations, VIA will choose from the following candidate funds:

Fixed Income Funds
U.S. Fixed Income	Vantagepoint Low Duration Bond Fund
Vantagepoint Core Bond Index Fund
Vantagepoint Inflation Focused Fund
Vantagepoint High Yield Fund

Equity Funds
U.S. Equity	Vantagepoint Equity Income Fund
Vantagepoint 500 Stock Index Fund
Vantagepoint Broad Market Index Fund
Vantagepoint Growth & Income Fund
Vantagepoint Growth Fund
Vantagepoint Select Value Fund
Vantagepoint Mid/Small Company Index Fund
Vantagepoint Aggressive Opportunities Fund
Vantagepoint Discovery Fund

Foreign Equity	Vantagepoint International Fund
Vantagepoint Overseas Equity Index Fund
Third Party Emerging Markets ETF

Multi-Strategy Fund
Vantagepoint Diversifying Strategies Fund

VIA may, at its discretion, add additional funds to the above-listed set of candidate funds.

Changes to the Underlying Funds—Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the performance of the Fund. VIA may alter the underlying fund-level allocations of the Fund at its discretion under the supervision of the Fund’s Board of Directors.

VIA will alter the underlying fund allocations of the Fund over time until ten years after the year in the Fund’s name. Additionally, VIA also may make changes to the underlying funds and their allocations for reasons other than the passage of time. Changes may be made for various reasons, including changes in an underlying fund’s investment objective or investment strategy or a change in VIA’s investment assumptions underlying the Fund.

VIA monitors the performance and underlying fund allocation of the Fund. From time to time, VIA will transfer assets from one underlying fund to another to rebalance Fund asset allocations

Reaching the Designated Year and Beyond—The Fund will continue to exist and its asset allocation will continue to grow more conservative for a period of 10 years after the year in the name of the Fund. At that point, the Fund will maintain a constant target asset allocation, which is expected to be approximately 30% equity, 63% fixed income, and 7% multi-strategy.

After the Fund reaches its final and constant target allocation, VIA is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time. If the combination is approved and applicable regulatory requirements are met, the Fund’s shareholders would then become shareholders of the Milestone Retirement Income Fund. Shareholders will be provided with additional information at that time, including information about any tax consequences of the combination for shareholders that are not investing in the Fund through a tax-advantaged retirement account.

Who should consider the Fund— The Milestone 2055 Fund has been designed for investors saving for and in retirement who prefer to delegate to investment professionals most investment management tasks — such as portfolio construction, periodic rebalancing, and risk reduction over time. This Fund may be appropriate for you if you plan to begin making gradual withdrawals from the Fund, typically at or after your retirement, in or around the year 2055.

The Fund has been designed on the assumption that investors will stop making new investments and gradually begin withdrawing assets from the Fund in the year 2055. If the year in which you plan to begin making withdrawals from the Fund and the year in which you plan to retire are significantly different (as it often is, for example, for public safety employees), you should take that into consideration when deciding to invest in the Fund. You should also consider your withdrawal plans as the Fund is designed for investors taking gradual withdrawals over time. The Milestone 2055 Fund may not be appropriate for investors who seek to make a single, lump sum withdrawal at retirement.

You should also consider your personal financial circumstances, additional sources of retirement income, and tolerance for risk when selecting the Milestone 2055 Fund. You can lose money in the Milestone 2055 Fund. If you are highly risk-averse or cannot tolerate even small losses, you may wish to select an investment option that seeks a higher degree of capital preservation than the Milestone 2055 Fund.

The Milestone 2055 Fund is not a complete solution for all of your retirement savings needs. An investment in the Milestone 2055 Fund includes the risk of loss, including near, at, or after the year 2055. There also is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Milestone 2055 Fund (or any of The Vantagepoint Funds) does not guarantee that you will have adequate savings for retirement.

Investment Adviser and Portfolio Managers

VIA’s Portfolio Managers

Name	Five Year Business History	Role in Fund Management
Wayne Wicker, CFA	Joined VIA in 2004	Lead member of the Team. All team members are responsible for strategic management without limitations.

David Braverman, CFA	Joined VIA in 2008; previously with Standard & Poor’s from 1985 to 2008	All team members are responsible for strategic management without limitations.

Lee Trenum, CFA	Joined VIA in 2001	Responsible for day-to-day management. All team members are responsible for strategic management without limitations.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.

Investment Objective—To offer high total return consistent with the Fund’s current asset allocation.

Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2055. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2065 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% equity funds, 63% fixed income funds, and 7% in the multi-strategy fund. The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:

Fixed Income Fund	Allocation Range
Vantagepoint High Yield Fund	0%-6%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	19%-29%
Vantagepoint Growth & Income Fund	6%-16%
Vantagepoint Growth Fund	9%-19%
Vantagepoint Select Value Fund	0%-6%
Vantagepoint Mid/Small Company Index Fund	5%-15%
Vantagepoint Aggressive Opportunities Fund	0%-6%
Vantagepoint Discovery Fund	0%-6%
Vantagepoint International Fund	12%-22%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10%-20%

Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds. VIA may also use other funds from the list of candidate funds to fulfill the asset class allocations. All percentages referred to above are based on the Fund’s net assets.

The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying Vantagepoint Funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.

The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.

The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.

The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by the other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities, and REITs through direct investments or through the use of derivative instruments.

The Fund invests in T Shares of the underlying Vantagepoint Funds.

Additional Information About the Fund’s Risks

In addition to the risk factors discussed in the Summary Prospectus, the following descriptions provide additional information about the risks that you will face as an investor in the Funds. The Fund is subject to the same risks as the underlying Funds in which they invest. It is important to keep in mind one of the main axioms of investing: the higher the potential reward, the higher the risk of losing money. The reverse is also generally true: the lower the potential reward, the lower the risk.

I. Equity Securities/Stock Market Risks

Investments in equity securities such as common stock or preferred stock are subject to stock market risk. Stock market risk is the possibility that stock prices overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Small-Cap Securities Risk — Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.

Mid-Cap Securities Risk — Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.

Preferred Stock Risk — Preferred stockholders generally have more limited voting rights than the common stockholders. Holders of a company’s debt securities generally have a superior right to payment compared to holders of the company’s preferred stock, and are therefore paid before holders of preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities (including changes in interest rates and in a company’s creditworthiness) and equity securities. Holders of preferred stock may suffer losses if dividends are not paid.

Equity Income/Interest Rate Risk — Distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.

II. Foreign Securities Risks

Foreign securities (whether equity or fixed income) may involve the risk of loss or fluctuations due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; generally higher credit risks for foreign issuers; higher transaction costs; and pricing factors affecting investment in the securities of foreign businesses or governments.

Emerging Markets Securities Risk — The above risk factors may be heightened with respect to securities of companies located in emerging market countries, which are countries not included in the MSCI World Index. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries.

Foreign Currency Risk — Investments directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the U.S. dollar value of securities denominated in those currencies. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, any amounts not recovered will reduce the income received by the holder.

Foreign Government Securities Risk — Foreign government securities are fixed income securities issued by a foreign government, a foreign municipality, or an agency or instrumentality thereof. The ability of a foreign governmental obligor to meet its obligations to pay principal and interest to debtholders generally will be adversely affected by rising foreign interest rates, as well as the level of the relevant government’s foreign currency reserves and currency devaluations. If a governmental obligor defaults on its obligations, a security holder may have limited legal recourse against the issuer or guarantor. These risks may be heightened during periods of economic or political instability, and are generally heightened in emerging market countries.

III. Fixed Income Securities Risks

Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. Fixed income securities may also include loan participations and assignments that are privately negotiated notes representing the equivalent of a loan or bank debt. Fixed income securities may be subject to a variety of risks described in greater detail below.

Interest Rate Risk — Fixed income securities fluctuate in value as interest rates change. The general rule is that if interest rates rise, the market prices of fixed income securities will usually decrease. The reverse is also generally true: if interest rates fall, the market prices of fixed income securities generally will increase.

A fixed income security with a longer maturity (or a fund holding fixed income securities with a longer average maturity) will typically be more sensitive to changes in interest rates and it will fluctuate more in price than a shorter term security. Because of their very short-term nature, money market instruments carry less interest rate risk.

Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income securities are also exposed to credit risk, which is the possibility that the issuer of a fixed income security will default on its obligation to pay interest and/or principal, which could cause a fixed income securities holder to lose money. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, have limited credit risk, while securities issued or guaranteed by U.S. Government agencies or government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government may be subject to varying degrees of credit risk (see U.S. Government Agency Securities Risk). Corporate fixed income securities rated BBB or above by Standard & Poor’s are generally considered to carry moderate credit risk. Corporate fixed income securities rated lower than BBB are considered to have significant credit risk (see High Yield Securities Risk). Of course, fixed income securities with lower credit ratings generally pay a higher level of income to investors. The financial stability of issuers located in foreign countries may be more precarious than those located in the United States. As a result, credit risk may be greater with foreign issuers of fixed income securities (see Foreign Securities Risk).

Call Risk — A fixed income security may include a provision allowing the issuer to purchase the security back from its holder earlier than the final maturity date of the security, otherwise known as a “call feature.” Issuers often exercise this right when interest rates have declined. Accordingly, holders of such callable securities may not benefit fully from the increase in value that other fixed income securities generally experience when rates decline. Unscheduled calls or prepayments also may limit the potential for capital appreciation on the security. Furthermore, after a call feature is exercised, a holder may be forced to reinvest only by the credit of the issuer or instrumentality (while the U.S. Government has historically provided financial support to U.S. Government-sponsored agencies or instrumentalities, there is no assurance that it will always do so). The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government agency or a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity may be adversely impacted. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship. FHFA will act as the conservator to operate FNMA and FHLMC, but it is currently unclear how long these arrangements will last. The effect that this conservatorship will have on the entities’ debt and equities and securities guaranteed by the entities is unclear.

Inflation Risk — The market price of fixed income securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the debt securities holder. Fixed income securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are exposed to prepayment risk, which is the risk that borrowers will pay their mortgages or loans more quickly than required under the terms of the mortgage or loan, thereby affecting the average life and often the yield of securities backed by those mortgages or loans. Most borrowers are likely to prepay their mortgage or loan at a time when it may be least advantageous to a holder of these securities. A holder may be forced to reinvest the proceeds of prepayments in lower-yielding instruments, resulting in a decline in the holder’s income. Prepayments typically occur during periods of falling interest rates. Unscheduled prepayments in a falling rate environment would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. When interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates may result in decreased prepayments, which could extend the average life of the security and cause its value to decline more than traditional fixed-income securities and increase its volatility. This is known as extension risk. Certain mortgage-backed or asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities. the servicing of those assets.

If mortgage-backed or asset-backed securities are “subordinated” to other interests in the same pool, the holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unanticipated high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such subordinated securities and reduce the values of those securities or, in some cases, render them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include “subprime mortgages.”

Commercial mortgage-backed securities (“CMBS”) are structured like residential mortgage-backed securities and bear the same risks as residential mortgage-backed securities described above. The structure and prepayment penalties inherent in a CMBS provide the investor with a greater protection than a residential mortgage-backed security. However, CMBS may carry greater credit risk as the securities may represent only a few projects versus a residential mortgage-backed security that may represent thousands of homeowners spread across different regions of the country.

To-Be-Announced (“TBA”) Risk — In TBA transactions, the Fund commits to purchase certain mortgage-backed securities for a fixed price at a future date. TBA transactions involve the risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

IV. High Yield Securities Risk

Securities or instruments rated below investment grade (commonly referred to as “junk bonds,” below investment grade securities, or high yield securities) are considered speculative, involve greater risk of default and tend to be particularly sensitive to changes in the financial condition of the issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions. The market prices of these securities may also experience greater volatility than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. These securities may be harder to value, and may present greater liquidity risk (particularly if the security has restrictions on resale). In addition, the value of high yield securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

High yield securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Issuers of these securities are less secure financially as compared with issuers of investment grade securities. The default rate for high yield securities is likely to be higher during economic recessions or periods of high interest rates.

V. Derivative Instruments Risks

Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or return, or index, and may relate to stocks, fixed income securities, interest rates, currencies or currency exchange rates, commodities, and indexes comprised of these types of assets. Examples of derivative instruments include options, futures, forward currency contracts, options on futures contracts, swap agreements, and options on swap agreements (swaptions). There is no assurance that the use of any derivatives strategy will succeed, that the instruments necessary to implement investment strategies will be available or that a derivative instrument holder may not lose money. Also, investing in financial contracts such as options involve additional risks and costs, which may result in losses instead of gains, so the benefits of the transaction might be diminished and a derivative instrument holder may incur substantial losses. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of certain risk factors relating to derivative instruments:

Swap Risk — Swap agreements involve the risk that the party with whom the swap holder has entered into the swap will default on its obligation to pay the swap holder and the risk that the swap holder will not be able to meet its obligations to pay the other party to the agreement. Swap agreements, in some cases, also may be less liquid than other derivative instruments.

Management Risk — Derivatives are highly specialized instruments that require investment techniques and risk analyses different from those associated with equity and fixed income securities. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Counterparty Risk — The use of a derivative instrument involves the risk that a loss may occur if another party to the contract (counterparty) fails to make required payments or defaults on its obligations to the derivative instrument holder. The financial stability of counterparties located in foreign countries may be more precarious than those located in the U.S. As a result, counterparty risk may be greater with foreign counterparties.

Liquidity Risk — Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. An investment in illiquid derivative instruments may reduce the returns of the investment because the derivative instrument holder may not be able to sell the instruments at the time desired for an acceptable price, or might not be able to sell the instruments at all. Illiquid derivative instruments may also be difficult to value.

Interest Rate Risk — Certain derivative instruments are more sensitive to interest rate changes and market price fluctuations.

Leverage Risk — Certain transactions may give rise to a form of leverage. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Lever- age may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s portfolio securities.

Lack of Availability — Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. The ability to use derivatives may be limited by certain regulatory and tax considerations.

Market and Other Risks — Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to the interest of the derivative instrument holder. If a derivative instrument holder incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives, the holder might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund instruments. A derivative instrument holder may also have to buy or sell a security at a disadvantageous time or price to satisfy its obligations or to meet asset segregation requirements in connection with certain derivative transactions.

Valuation and Basis Risks — Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track.

VI. Convertible Securities Risk

Convertible securities possess investment characteristics of both stocks and bonds. Convertible securities include convertible bonds and preferred stocks that may be exchanged for a specific number of shares of the issuing company’s common stock at a specified conversion price. The value of a convertible security increases and decreases with the value of the underlying common stock and thus is subject to the risks associated with equity securities (see Equity Securities/Stock Market Risks). When the convertible security’s conversion price is similar to the price of the underlying common stock, the convertible security itself generally behaves more like the common stock. When the convertible security’s conversion price is greater than the price of the underlying common stock, the convertible security generally behaves more like a fixed income security (and thus will be more sensitive to changes in interest rates (see Fixed Income Securities Risks)).

Convertible securities tend to be of lower credit quality, generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. Lower-quality debt securities (those rated below investment grade) involve greater risk of default and tend to be particularly sensitive to changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particulartype of security or issuer, and changes in general economic conditions. In addition, the value of lower-quality debt securities of smaller, less well-known issuers can be more volatile than that of larger issuers (see High Yield Securities Risk).

Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price (see Liquidity Risk). The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

VII. REITs Risk

Real estate investment trusts (“REITs”) are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. When the profits or revenues of, or the values of real estate properties owned by REITs decline or fail to meet market expectations, REIT stock prices may also decline. By investing in a REIT, a Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT’s stock price to decline), which include, without limitation: possible declines in the value of real estate; adverse general and local economic conditions; inability to obtain financing (at all or on acceptable terms); overbuilding in a given market; property tax increases; insufficient levels of occupancy; increases in operating expenses and in interest rates; and environmental problems. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility (see Small-Cap and Mid-Cap Securities Risk). Investing in REITs also involves risks related to the heavy cash flow dependency of REITs and the possibility that a REIT may fail to maintain applicable exemptions under U.S. and foreign securities and tax laws, which would significantly reduce the return on an investment in the REIT.

VIII. Issuer Risk

The value of any type of security may decline for a number of reasons that relate directly to the issuer such as management performance, financial leverage, reduced demand for the issuer’s goods and services, and the possibility that an issuer may go bankrupt.

IX. Securities Lending Risk

The Funds (other than the Diversifying Strategies Fund, the Model Portfolio Funds, and the Milestone Funds) may engage in one or more securities lending programs conducted by the Funds’ custodian or other entities to seek to generate income. These loans are secured by collateral invested in cash or cash equivalents. The collateral that a Fund receives from a borrower is generally invested in money market funds, other cash equivalents, short-term fixed income securities or other similar instruments. Securities lending subjects a Fund to certain risks. The borrower of the security may fail to return the loaned security in a timely manner, which could cause the Fund to lose money. In addition, the Fund may incur investment losses as a result of investing the collateral received in connection with the loans. The Funds’ SAI provides additional information about the Funds’ securities lending program.

X. Liquidity Risk

Liquidity risk exists when a particular security or other instrument is difficult to trade. An investment in illiquid assets may reduce the returns of the investment because the holder of such assets may not be able to sell the assets at the time desired for an acceptable price, or might not be able to sell the assets at all. Illiquid assets may also be difficult to value. Illiquidity also may result from political, economic or issuer specific events or overall market disruptions. Securities or instruments with reduced liquidity or that become illiquid may involve greater risk than securities or instruments with more liquid markets.

XI. Objective/Style Risk

All of the Funds are subject, in varying degrees, to objective/style risk, which is the possibility that returns from a specific type of security in which a Fund invests or the investment style of one or more of a Fund’s subadvisers will trail the returns of the overall market.

In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. Therefore, if you invest in a Fund with a specific style you would be exposed to this risk. For example, growth stocks have performed best during the later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may, over time, go in and out of favor. At times when the investing style used by a Fund is out of favor, that Fund may underperform other Funds that use different investing styles.

XII. Management Risk

Although a Fund’s subadviser(s) will apply their investment strategies, techniques, and risk analyses in making investment decisions for the Fund, there is no guarantee that this will produce the intended results and there is no guarantee the Fund will meet its objective.

XIII. Indexing Risk

An index or passively managed strategy is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold at times when as actively managed portfolio would not do so. In addition, performance of an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (1) fees and expenses associated with managing the indexed or passive strategy portfolio (whereas the index has no management fees or transaction expenses); (2) changes to the index and the timing of the rebalancing of the indexed or passive strategy portfolio; and (3) the timing of cash flows into and out of the indexed or passive strategy portfolio.

XIV. Multi-Manager Risk

While VIA monitors each subadviser and the overall management of the Funds, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Funds’ exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Funds were each managed by a single subadviser, which could affect a Fund’s performance.

XV. Asset Allocation Risk

Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its underlying fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance. The amount invested by the Fund in each underlying fund is exposed to the same risks as that underlying fund.

XVI. Portfolio Turnover Risk

A Fund may engage in a significant number of short-term transactions, which may adversely affect performance. Increased portfolio turnover may result in higher brokerage costs or other transactions fees and expenses. These costs are ultimately passed on to shareholders.

XVII. Investing in Other Investment Companies

A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.

XVIII. ETF Risks

An investment in an ETF generally presents the same primary risks as an investment in other investment companies (see “Investing in Other Investment Companies”). However, an investment in an ETF may be subject to the following additional risks: (1) the market price of an ETF’s shares may be above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading in an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an ETF may not be actively managed and may not accurately track the performance of the reference index; (5) an ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an ETF will decline more or less in correlation with any decline in the value of the index the ETF seeks to track.

XIX. Floating Rate Loans Risk

Investments in floating rate loans have risks that are similar to those of fixed income securities. In addition, floating rate loans carry the risk of impairment of collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As such a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans may also carry liquidity risk. Floating rate loans generally are subject to legal or contractual restrictions on resale. Therefore, the liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. If the credit quality of a floating rate loan suffers a significant decline, the secondary trading market for that same loan may also decline, making it more difficult to sell and to value. Difficulty in selling a floating rate loan can result in a loss.

XX. Commodity Futures Trading Commission (“CFTC”) Regulatory Risks

With respect to the Funds, VIA currently claims an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, neither VIA nor the Funds are subject to CFTC registration or regulation as a CPO.

The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on their investments in certain derivatives, such as futures, commodity options and swaps. In the event that a Fund’s use of these derivatives would prevent VIA from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), VIA would then be subject to regulation as a CPO with respect to such Fund, and such Fund would become subject to regulation by the CFTC. In that case, a Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

XXI. Increase in Expenses

The actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Disclosure of the Funds’ Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund’s complete month-end portfolio holdings are made publicly available online at www.icmarc.org 25 days after month-end (or the next business day thereafter). Such information will continue to remain available until The Vantagepoint Funds file a Form N-CSR or Form N-Q for the period that includes the date as to which the month-end portfolio holdings website disclosure is current.

In addition, the Fund’s portfolio holdings may be made publicly available at any time online at www.icmarc.org following a determination by The Vantagepoint Funds’ President and its Chief Compliance Officer that the disclosure will serve a legitimate business purpose of the Fund and is in the best interests of the Fund and its shareholders. Once information is publicly available to all Fund shareholders on the above website, that information may be disclosed in writing or orally to other persons.

Management of the Fund

The investment adviser of the Fund is VIA, 777 North Capitol Street NE, Suite 600, Washington, DC 20002-4240. VIA, has been registered as an investment adviser since 1999, and is a wholly owned subsidiary of ICMA Retirement Corporation (“ICMA-RC”). ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in establishing and administering deferred compensation and qualified retirement plans for their public sector employees. ICMA-RC’s primary advisory client is VantageTrust Company, LLC, trustee of VantageTrust, which was formed to provide for the investment of the retirement plans administered by ICMA-RC on a commingled basis.

As investment adviser to the Fund, VIA supervises and directs the Fund’s investments and selects the underlying Funds in which the Fund invests.

The Fund pays VIA an annual advisory fee assesses against the daily average net assets under management in the Fund at the rate of 0.10% for managing the Fund’s investments.

More information regarding the services provided, and fees charged, by VIA can be found in the SAI under the heading “Investment Advisory and Other Services.”

VIA receives fees from both the Milestone 2055 Fund as well as from the underlying Vantagepoint Funds in which it invests.

The investment program and its performance are subject to the overall supervision and periodic review by the Fund’s Board of Directors.

A discussion regarding the basis for the approval by the Fund’s Board of Directors of the investment advisory agreements will be available in the Fund’s next Annual or Semi-Annual Report.

Shareholder Information

Definition of a Business Day

For purposes of the following discussion, unless noted otherwise, “business day” means the period(s) of time on any given day during which the New York Stock Exchange (“NYSE”) is open for business. Unless noted otherwise, “close of business” means 4:00 p.m. Eastern Time on each business day or the final close of business on any business day during which trading on the NYSE is suspended.

Share Accounting for the Fund

A share of the Fund represents a dollar-weighted proportional ownership interest in the Fund. The Fund does not issue share certificates.

The price of a share is known as its net asset value (“NAV”). The daily NAV of a share is determined as of the close of each business day. NAV is calculated separately for each class of shares of a multiple class Fund. The daily NAV of a share of a particular class of the Fund is determined by adding the class’ pro rata share of the value of the Fund’s investments, plus cash, and other assets, deducting the class’ pro rata share of the Fund’s non class-specific liabilities, deducting the class-specific liabilities, and then dividing the result by the number of outstanding shares of that class as of the end of the prior day, and rounding the results to the nearest cent. The value of your investment in the Fund equals the number of shares you own multiplied by the current day’s NAV for that share.

Since share values and investment returns will fluctuate, an exchange or redemption at any given time will normally result in your receiving more or less than the original cost of your investment.

Valuation of the Fund’s Investment Securities

The Fund’s NAV is calculated based upon the NAVs of the underlying funds in which it invests.

Reinvestment of Earnings

All earnings of the Funds (interest, dividend income, and capital gains) are reinvested in the Funds and used to purchase additional shares, with the exception of Vantagepoint Elite shareholders, who may elect to receive cash dividends.

Reporting to Investors

Please review carefully all investment transaction reports you receive from The Vantagepoint Funds. For all transactions, you must notify us of an error or discrepancy within 90 days following the statement end date. Your account will be corrected and made whole if an error has been made by the Fund’s transfer agent.

We recommend that you provide notification by contacting us at 800-669-7400, by logging into Account Access to send a secure message, or by facsimile transmission to 202-682-6439 to the attention of Investor Services so that the date of your notification can be verified.

For purposes of this policy, all time periods begin when notification of the transaction has been mailed to you and not upon receipt.

Purchases, Exchanges, and Redemptions

Eligible Investors in the Fund

The Fund is open for investment by, but not limited to, the following: (1) the VantageTrust Funds; (2) the employee benefit plans of state and local governments and their agencies and instrumentalities (including retirement and deferred compensation plans established under Section 401 or 457 of the Internal Revenue Code of 1986, as amended); (3) Individual Retirement Accounts (“IRAs”) of employees of state and local governments and the IRAs of other persons having a familial or other close relationship to those public sector employees; (4) VantageCare Retirement Health Savings Plans (“RHS”); (5) 529 college savings plans; (6) certain tax-exempt or not-for-profit entities; (7) Directors of The Vantagepoint Funds; (8) VantageCare RHS Employer Investment Program (“EIP”) accounts; and (9) ICMA-RC and its affiliates. The details of such eligibility criteria are set forth in the account application.

Share Classes—Generally

Each share of the Fund, regardless of class, represents an investment in the same Fund, but each class has its own expense structure and eligibility requirements. The Fund offers Investor M and TM Shares. The Fund does not offer any other share classes.

The Fund does not impose any minimum investment amounts, front-end sales charges, deferred sales charges or back-end sales charges associated with investments in the Fund or any share class. However, certain employee benefit plans and the Vantagepoint Elite Program may impose their own minimums.

Share Classes—Shareholder Eligibility Requirements

Shareholder eligibility requirements for the Fund’s share classes are as follows:

•	TM Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA-RC; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests.

•	Investor and Investor M Shares—Investor and Investor M Shares are available for purchase by any eligible Fund investor (see “Eligible Investors in the Funds” above) that does not qualify for investment in T or TM Shares.

Pricing and Timing of Purchases, Exchanges and Redemptions

The Funds are normally open for business and operating for those time period(s) on any given day during which the NYSE is open for business (a “business day”). Each Fund calculates its NAV at the close of each business day.

Purchases, exchanges and redemptions are executed at the NAV next calculated after the Funds’ transfer agent receives the transaction request in good order. For example, under normal circumstances, a transaction request received at 9:30 a.m. Eastern Time on a business day is executed at the same price as that of a transaction request received at 3:00 p.m. Eastern Time — at that day’s closing price. If a transaction request is received in the morning, an investor is not insulated from market gains or losses during the rest of the business day. A transaction request received after the calculation of the NAV on one day will be executed at the price in effect at the close of the next business day. Transaction requests by facsimile must be received prior to the close of business to receive that day’s NAV.

Purchases—Generally

The Vantagepoint Funds reserve the right in their sole discretion to suspend the offering of their shares, or to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund or Funds. Shares of the Funds will not be sold in states where such shares are not registered for sale or not exempted from registration.

Purchases by Employee Benefit Plans—Employee benefit plans must fill out a retirement plan account form that is to be signed by the plan’s trustee or other authorized official. Plans may submit purchase orders to the Funds through payroll deduction or from other retirement plans as often as daily. Payments may be transmitted by check, wire, and Automated Clearing House (“ACH”), although it is preferred that the Funds receive payments by wire. Investment detail must be submitted electronically via EZLink.

Purchase requests from plans must be accompanied by participant allocation instructions sufficient to enable The Vantagepoint Funds to properly allocate purchase amounts among plan participants. If a purchase request is not accompanied by such instructions, the deposit is held in a non-interest bearing account until all necessary information is received. If proper instructions are still not received after three business days, the deposit is returned to the plan. Allocations to improperly identified participant accounts or participant accounts for which no account form has been received will be returned to the plan.

Purchases through Payroll Deduction IRAs—Purchases made through payroll deduction of IRA contributions will be handled the same as purchases made by employee benefit plans, but will require a separate account form or an electronic application via IRA Enrollment online at www.icmarc.org.

Purchases through Non-Payroll Deduction IRAs—First time IRA investors must fill out an IRA account application and mail it to the Funds along with a check, or complete the electronic application via IRA Enrollment online at www.icmarc.org. Please call 800-669-7400 for assistance when you are establishing a non-payroll deduction IRA account.

Purchases through RHS Plans—Purchases made through RHS contributions can be requested by calling 800-669-7400, or online at www.icmarc.org.

Purchases through EIP Plans—Purchases made in EIP Plans are submitted by the employer, using separate account forms for fund transfer and allocation transactions.

Exchanges

An exchange between The Vantagepoint Funds is a two-part transaction — a redemption of shares in one Vantagepoint Fund and a purchase of shares in another Vantagepoint Fund. Shares of any Vantagepoint Fund (or a share class thereof) may be exchanged for shares of the same or any other Vantagepoint Fund (or a share class thereof), provided such exchanges are permitted by the 1940 Act and provided that any and all shareholder eligibility requirements for the relevant Vantagepoint Fund (and class, as applicable) are satisfied by the holder of those shares. However, Class II Shares of an Index Fund may not be exchanged for Class I Shares of that or any other Index Fund, except as described under “Conversions — Index Funds Only” below. Certain share classes may have higher expense ratios than other share classes.

Exchange requests may be communicated by telephone or internet, as described below. Confirmations of exchanges are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt. Refer to “Reporting to Investors” on how to report an error to The Vantagepoint Funds.

Exchanges by Telephone—Investors normally may make exchanges by telephone by calling 800-669-7400 and speaking with a representative. Verbal instructions given to a telephone representative will be accepted upon verification of your identity and will be recorded to permit verification.

Should the “800” number become unavailable, transactions may be made online at www.icmarc.org, as described in “Exchanges by Internet,” or by U.S. mail or express mail (at the shareholder’s expense) to the attention of the Workflow Management Team, P.O. Box 96220, Washington, D.C. 20090-6220.

Exchanges by Internet—The Funds maintain a home page on the Internet. The address is www.icmarc.org. Information available from the site’s “Account Access” feature (which requires a special login) includes account balances, investment allocations, and investment performance. You may also execute transactions or make changes in your investment allocation via Account Access. The transfer agent for the Funds will require that instructions received over the Internet be accompanied by a password.

Account Access is normally available 24 hours a day, seven days a week for your convenience; however, service availability is not guaranteed. Accordingly, neither the Funds, the Funds’ investment adviser, nor the Funds’ transfer agent will be responsible for any loss (or foregone gain) you may experience as a result of the service being unavailable or inoperative.

Should Account Access become unavailable, transactions may be made through the “800” number, as described in “Exchanges by Telephone.”

Redemptions

With the exception of redemptions that are made to effect exchanges among The Vantagepoint Funds, redemption requests must be in writing. A signature guarantee may be required, at the Funds’ discretion, for certain redemptions.

Redemptions may be subject to certain restrictions imposed by the Internal Revenue Code of 1986, as amended, on the timing of distributions under tax-favored employee benefit plans and IRAs. If investment in the Funds has been made through one or more of these plans or IRAs, please call 800-669-7400 regarding these restrictions.

Redemptions Through an IRA, an RHS or an EIP Account—To redeem shares that you own through an IRA account, you must send your request to us online using Account Access, or by completing a withdrawal form (see below) and mailing it to: c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010.

A form for requesting IRA account withdrawals is available online through Account Access or by contacting Investor Services at 800-669-7400.

To request a form for redeeming shares owned through an RHS account, please contact Investor Services at 800-669-7400.

To request a form for redeeming shares owned through an EIP account, please contact Client Services at 800-326-7272.

Vantagepoint Elite Program

Investor and Investor M Shares may be purchased through the Vantagepoint Elite retail brokerage account program, which is available to any participant in an employee benefit plan administered by ICMA-RC. Vantagepoint Elite investors may redeem or exchange shares of the Funds online at www.tdameritrade.com or by speaking to a brokerage representative at 800-669-3900. For more information about opening a Vantagepoint Elite account, please call 800-669-7400.

Investments submitted for an account that is deemed to be ineligible for this program will be returned to the investor promptly upon detection. The Fund will retain any earnings on these ineligible accounts and the investor will bear any losses.

Inability to Conduct Business

As mentioned above, the Fund is normally open for business and operating for those time period(s) on any given day during which the NYSE is open for business. However, unusual circumstances including, but not limited to, severe and extraordinary weather conditions, flooding, other natural disasters, pandemic flu or other epidemics, regional power failures, fires, market disruption, civil disturbances, or other emergencies may prevent the Funds or their service providers from conducting business on a given day or series of days. In the event of a pandemic flu or other similar circumstances whereby the Fund or its service providers are open for business and operating under unusual conditions, investment transactions and other orders or directions may be required to be sent over the Internet to ensure the receipt and processing of such requests.

Frequent Purchases and Redemptions of Fund Shares

The Fund discourages short-term or frequent trading, often referred to as “market timing,” in Fund shares and seek to restrict or reject such trading or take other action to prevent it when identified and judged by the Fund or its transfer agent or adviser to be detrimental to the interests of the Fund and its long-term shareholders. The Fund is intended for long-term investment. Frequent purchases and redemptions of Fund shares may present risks for the Fund and their long-term shareholders as described below.

Frequent Trading Generally—The Board of Directors has adopted the following policies regarding frequent trading in Fund shares:

The following trading practices generally will result in the Funds taking action as described under “Consequences of Frequent Trading for Investors” below: (1) three or more “roundtrips” in the same Fund within any rolling 90-day period, or (2) ten or more “roundtrips” in the same Fund within any rolling 365-day period. A “roundtrip” is defined as a purchase of a Fund’s shares followed by a redemption of the same Fund’s shares during the relevant period. For example, three purchases and three redemptions must occur within a 90-day period or ten purchases and ten redemptions must occur within a 365-day period. If trading activity in a Fund reaches or exceeds either threshold described above, the Fund normally will take action to deter future frequent trading in the Fund, as discussed below. The Funds also may take action, even if the above thresholds are not met, if the trading is deemed to be disruptive for other reasons (e.g., excessively large trade amount).

The Funds may change the definition of frequent trading at any time without prior notice, depending upon factors such as the protection of the best interests of long-term investors or state or Federal regulatory requirements. It is expected that this policy will change over time to reflect the changing nature and strategies of frequent traders.

Certain types of transactions generally do not raise frequent trading concerns and normally will not require application of the Funds’ restrictions on frequent trading. These transactions include, but are not limited to: (1) reinvestment of dividends; (2) automatic investment/contribution, asset allocation (including accounts maintained under investment advisory programs or agreements) or withdrawal plans (including regularly scheduled and required minimum distributions); (3) retirement plan loan distributions and repayments; (4) certain retirement plan withdrawal events; (5) transactions initiated by a plan sponsor; and (6) transfers of assets that are non-investor driven.

Risks of Frequent Trades for the Funds—Depending on various factors, including the size of a Fund, the nature of the Fund’s portfolio holdings, the amount of Fund assets typically maintained in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may:

•	interfere with the efficient management of a Fund’s portfolio,

•	increase a Fund’s transaction costs, administrative costs or taxes, that are borne by all shareholders, including long-term investors that do not trade frequently,

•	impact Fund performance, or

•	otherwise be detrimental to the interests of a Fund and its shareholders.

In addition, under certain circumstances, frequent trading in Fund shares may dilute the value of a Fund’s shares. This may happen when certain investors try to take advantage of possible delays between the change in the value of the Fund’s portfolio holdings and the reflection of that change in the Fund’s NAV. This is sometimes called “arbitrage market timing.” Arbitrage market timing could, under certain circumstances, dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices of the Fund’s portfolio securities. The risk of arbitrage market timing particularly applies to those Vantagepoint Funds that hold significant investments in foreign securities, as certain foreign markets close several hours ahead of the U.S. markets and to those Vantagepoint Funds that have a significant portion of their assets invested in small-cap securities and other types of investments that may not trade frequently.

Please see “Valuation of the Funds’ Investment Securities” for more information.

Consequences of Frequent Trading for Investors—Although the Funds, their investment adviser and their transfer agent endeavor to apply the Funds’ frequent trading policies uniformly, monitoring and evaluating the potential detrimental or harmful effects of frequent trading on the Funds involves inherently subjective judgments. The Funds, their investment adviser and their transfer agent will not knowingly accommodate trading activity that they have identified as being detrimental to the Funds by, or make any exceptions to the Funds’ frequent trading policies with respect to such trading activity for, any particular Fund shareholder or category of shareholders. Accordingly, if the Funds’ investment adviser or transfer agent becomes aware that an investor may be engaged in frequent trading in a Fund as described above and they conclude that such trading may be detrimental to the Fund, one or more of the following actions may be taken Account Monitoring and Shareholder Communications—The Funds and their service providers may increase the monitoring of the investor’s account(s) based on trading activity and account history, and may communicate with the investor either over the phone or in writing about trading activities in an effort to deter such activities. If such communications fail to deter the frequent or otherwise harmful trading activity, further action may be taken, as discussed below.

Barring Future Purchases—The Funds may temporarily (e.g., for a period of 180 days) or permanently bar the investor’s future purchases into the Fund (or other Funds) or may limit the amount, number or frequency of any future purchases or the method by which the investor may request future purchases and redemptions.

Rejecting, Canceling and Revoking Purchases and Exchanges—The Funds’ investment adviser or transfer agent, on behalf of the Funds, may reject any purchase or exchange order for any series for any reason in their sole discretion, including for suspicion of frequent trading. Further, purchase orders placed in violation or suspected violation of the Funds’ frequent trading policy are not necessarily deemed accepted by the Funds and may be canceled or revoked by the Funds’ transfer agent effective the next business day following receipt by the Funds.

Steps to Reduce Frequent Trading—From time to time, the Funds’ investment adviser or transfer agent may use several methods in an effort to reduce the risks of harmful frequent trading. These may include one or more of the following:

(1)	reviewing recent trades in Fund shares in an effort to identify possible frequent trading activity;

(2)	refusing, barring, or otherwise limiting purchase orders;

(3)	closing shareholder accounts and involuntarily redeeming Fund shares as permitted by law;

(4)	imposing specific limitations on transfers in the International Fund and the Overseas Equity Index Fund (see “Transfer Policy for Vantagepoint International Fund and Vantagepoint Overseas Equity Index Fund”); and

(5)	using a third party fair valuation model to provide fair value prices for certain foreign equity securities.

The Funds also reserve the right to reject any order to purchase shares of any Fund when, in management’s judgment and in its sole discretion, rejection of an order is in the best interests of the Funds and their long-term shareholders.

Limitations on the Effectiveness of Frequent Trading Policy—The Funds will take steps to detect and deter harmful frequent trading, but there can be no assurances that all such trading will be detected and prevented or that the Funds or their service providers will be able to completely eliminate, reduce or deter harmful frequent trading activities. The Funds reserve the right to amend their frequent trading policy and procedures at any time.

Trading Through Intermediaries—You are subject to this policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through an employee benefit plan whose assets are invested through VantageTrust or another trust or trustee or if you are investing through another intermediary.

While the Funds’ investment adviser and transfer agent will encourage financial intermediaries to apply the Funds’ frequent trading policy to their customers who invest indirectly in the Funds, the Funds’ investment adviser and transfer agent may not always be able to detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. However, the Funds’ investment adviser and transfer agent review trading activity at the omnibus account level to seek to identify patterns that may suggest trading activity contrary to the Funds’ frequent trading policy. If they believe that such activity may have occurred, the Funds’ investment adviser and transfer agent may request and receive personal identifying information and transaction histories for some or all underlying Fund shareholders (or in the case of retirement plans, underlying plan participants). Should the Funds’ investment adviser or transfer agent subsequently determine that an underlying shareholder has violated the Funds’ frequent trading policy, it will instruct the intermediary to take appropriate action in accordance with the Funds’ frequent trading policy.

Transfer Policy for Vantagepoint International Fund and Vantagepoint Overseas Equity Index Fund—The following transfer policy applies to the International Fund and Overseas Equity Index Fund:

Investors (except for the Model Portfolio Funds or Milestone Funds) who transfer assets out of these Funds must wait at least 91 days before transferring assets back into the same Fund. This policy affects transfers only. It does not affect regular contributions or disbursements. The above transfer policy does not apply to an investor’s transactions in shares of the Model Portfolio Funds or Milestone Funds even though these Funds from time to time invest a portion of their assets in the International Fund or the Overseas Equity Index Fund.

This policy is designed to protect long-term investors in these Funds. When money is transferred into or out of the Funds, the portfolio managers may be required to buy or sell securities. Because trading costs can be fairly high in an international equity portfolio, short-term trading may generate higher-than-usual transaction costs that are borne by all shareholders, including those who do not trade frequently.

The Funds also have adopted this policy to control frequent trading and to protect the interests of long-term investors in the Funds.

Distribution Arrangements

ICMA-RC Services, LLC (“ICMA-RC Services”) serves as distributor to the Fund. ICMA-RC Services receives no compensation for its services as distributor.

Tax Consequences

Each of the Vantagepoint Funds has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund distributes ordinary income and capital gains, if any, at least annually.

Shareholders who invest in the Fund through tax-qualified plans ordinarily will not be taxed on such distributions until they receive distributions/withdrawals from such plans. All distributions to shareholders that are reinvested in the Fund are used to purchase additional shares. Investors in the Vantagepoint Elite program may receive these distributions in cash. An investor should consult his/her benefits or tax advisor for additional information about IRS rules, regulations, or requirements pertaining to these plans.

Distributions paid to Vantagepoint Elite investors will normally be taxed as income or capital gains when they are received whether or not they are reinvested. Such dividends and distributions may be subject to federal, state and local taxation. Income distributions are generally taxable at ordinary income tax rates except to the extent they are reported as qualified dividend income. Dividends that are qualified dividend income are currently eligible for the reduced maximum rate to individuals of 20% (lower rates for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 20% (lower rates for individuals in lower tax brackets).

Vantagepoint Elite investors should note that if you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution and should be avoided by such investors. Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).

Dividends declared in October, November or December and paid in January of the following calendar year will be treated as paid on December 31 of the calendar year in which declared for tax purposes.

Unless you hold your shares in a tax advantaged account, each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent of a net capital gain distribution received by the shareholder.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund will notify Vantagepoint Elite investors if it makes such an election and provide such investors with the information necessary to reflect foreign taxes paid on their income tax return.

More information about taxes is in the Fund’s SAI. Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.

The SAI includes additional information about The Vantagepoint Funds. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is part of this prospectus.

Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can obtain a free copy of the SAI and the most recent annual or semi-annual report by calling 800-669-7400. You may also call 800-669-7400 to request other information or to make shareholder inquiries. The SAI, annual and semi-annual reports are also available, free of charge, online at www.icmarc.org/vpprospectus.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or from the EDGAR Database on the SEC’s website (www.sec.gov). Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Investment Company Act file number: 811-08941

THE VANTAGEPOINT FUNDS

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2015 AS REVISED JANUARY 4, 2016

Actively Managed Funds	Ticker
Low Duration Bond Fund
Investor Shares	VPIPX
T Shares	VQIPX
Inflation Focused Fund
Investor Shares	VPTSX
T Shares	VQTSX
High Yield Fund
T Shares	VQHYX
Equity Income Fund
Investor Shares	VPEIX
T Shares	VQEIX
Growth & Income Fund
Investor Shares	VPGIX
T Shares	VQGIX
Growth Fund
Investor Shares	VPGRX
T Shares	VQGRX
Select Value Fund
Investor Shares	VPSVX
T Shares	VQSVX
Aggressive Opportunities Fund
Investor Shares	VPAOX
T Shares	VQAOX
Discovery Fund
Investor Shares	VPDSX
T Shares	VQDSX
International Fund
Investor Shares	VPINX
T Shares	VQINX
Diversifying Strategies Fund
T Shares	VPDAX

Index Funds	Ticker
Core Bond Index Fund
Class I Shares	VPCIX
Class II Shares	VPCDX
T Shares	VQCIX
500 Stock Index Fund
Class I Shares	VPFIX
Class II Shares	VPSKX
T Shares	VQFIX
Broad Market Index Fund
Class I Shares	VPMIX
Class II Shares	VPBMX
T Shares	VQMIX
Mid/Small Company Index Fund
Class I Shares	VPSIX
Class II Shares	VPMSX
T Shares	VQSIX

Index Funds (Continued)	Ticker
Overseas Equity Index Fund
Class I Shares	VPOIX
Class II Shares	VPOEX
T Shares	VQOIX

Model Portfolio Funds	Ticker
Model Portfolio Conservative Growth Fund
Investor M Shares	VPCGX
TM Shares	VQCGX
Model Portfolio Traditional Growth Fund
Investor M Shares	VPTGX
TM Shares	VQTGX
Model Portfolio Long-Term Growth Fund
Investor M Shares	VPLGX
TM Shares	VQLGX
Model Portfolio Global Equity Growth Fund
(formerly Model Portfolio All-Equity Growth Fund)
Investor M Shares	VPAGX
TM Shares	VQAGX

Milestone Funds	Ticker
Milestone Retirement Income Fund
Investor M Shares	VPRRX
TM Shares	VQRRX
Milestone 2010 Fund
Investor M Shares	VPRQX
TM Shares	VQRQX
Milestone 2015 Fund
Investor M Shares	VPRPX
TM Shares	VQRPX
Milestone 2020 Fund
Investor M Shares	VPROX
TM Shares	VQROX
Milestone 2025 Fund
Investor M Shares	VPRNX
TM Shares	VQRNX
Milestone 2030 Fund
Investor M Shares	VPRMX
TM Shares	VQRMX
Milestone 2035 Fund
Investor M Shares	VPRLX
TM Shares	VQRLX
Milestone 2040 Fund
Investor M Shares	VPRKX
TM Shares	VQRKX
Milestone 2045 Fund
Investor M Shares	VPRJX
TM Shares	VQRJX
Milestone 2050 Fund
Investor M Shares	VPRHX
TM Shares	VQRHX
Milestone 2055 Fund
Investor M Shares
TM Shares

The Vantagepoint Funds (the “Trust”) is an open-end management investment company registered as such under the Investment Company Act of 1940 (“1940 Act”). The Trust operates as a “series” investment company, offering the above-referenced 30 distinct no-load, diversified investment portfolios (each portfolio, a “Fund” and collectively, the “Funds”), each having its own investment objective(s). Each Fund, except the High Yield Fund and Diversifying Strategies Fund, has more than one share class, as outlined above. This Statement of Additional Information (“SAI”) contains additional information about the Funds.

This SAI is not a prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Trust’s current Prospectus, dated May 1, 2015 as revised January 4, 2016 (the “Prospectus”), as supplemented from time to time. The Trust’s annual report dated as of December 31, 2014 is a separate document that includes the Funds’ most recent audited financial statements. A copy of the Prospectus, SAI, annual report or semi-annual report may be obtained without charge by writing to the Trust at 777 N. Capitol Street, N.E., Washington, DC 20002, by calling 1-800-669-7400 or by e-mailing a request to InvestorServices@icmarc.org. These documents are also available, free of charge, online at www.icmarc.org/vpprospectus.

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on July 28, 1998. It is managed by Vantagepoint Investment Advisers, LLC (“VIA” or the “Adviser”). With respect to certain Funds and subject to the approval of the Trust’s Board of Directors (the “Board”), VIA in turn hires and manages subadvisers that are responsible for the day-to-day investment management of and security selections for such Funds.

The following discussion of investment objectives and policies for the Funds supplements, and should be read in conjunction with, the discussion of those investment objectives, principal investment strategies and investment policies set forth in the Prospectus.

GENERAL INVESTMENT INFORMATION

Investment Objectives. With the exception of the Index Funds, the investment objective of each Fund is fundamental and any material change in a Fund’s fundamental investment objective requires the approval of the vote of a majority of such Fund’s outstanding voting securities (as defined in the 1940 Act). Please see “Fund Policies and Investment Limitations” for more information about Fund policies and investment limitations.

Investment Subadvisers. With the exception of the Model Portfolio Funds and the Milestone Funds (the assets of which are managed directly by VIA), the assets of each Fund are managed by one or more subadvisers. Subadvisers are retained to manage all or a particular portion of a Fund’s assets under the terms of written investment subadvisory contracts with VIA and the Trust on the behalf of the applicable Fund. Under these contracts, each subadviser agrees to exercise investment management discretion over the assets of the Fund allocated to it in a manner consistent with the Fund’s investment policies and strategies set forth in the Prospectus and this SAI. Each subadviser has its own individual investment management experience and style, and each operates independently of the others. Each subadviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940. Further information about each Fund subadviser may be found in the Prospectus and this SAI.

CFTC Matters. With respect to the Funds, VIA currently claims an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, neither VIA nor the Funds are subject to CFTC registration or regulation as a CPO.

The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on their investments in certain derivatives, such as futures, commodity options and swaps. In the event that a Fund’s use of these derivatives would prevent VIA from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), VIA would then be subject to regulation as a CPO with respect to such Fund, and such Fund would become subject to regulation by the CFTC. In that case, a Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements. The Funds are not intended as vehicles for trading in futures, commodity options or swaps markets.

Funds of Funds. The Model Portfolio Funds and Milestone Funds pursue their objectives by investing their assets in shares of other mutual funds, such as other Funds of the Trust, and one or more third party exchange-traded funds (“ETFs”). The Model Portfolio Funds and Milestone Funds currently allocate a substantial portion of their assets among other Funds of the Trust. Each current underlying Fund’s investment objective and principal investment strategy is described in the Funds’ current Prospectus.

The Model Portfolio Funds and Milestone Funds currently may invest a portion of their assets in the following ETF: the ETF share class of the Vanguard Emerging Markets Stock Index Fund (the “Vanguard FTSE Emerging Markets ETF”). As stated in its prospectus, the Vanguard FTSE Emerging Markets ETF employs an indexing investment approach by investing substantially all (approximately 95%) of its assets in the common stocks included in the FTSE

Emerging Index, while employing a form of sampling to reduce risk. The FTSE Emerging Index includes approximately 907 common stocks of companies located in emerging markets around the world.

COMPARATIVE BENCHMARK INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of comparing Fund performance. The Index Funds’ benchmark indexes are also described below. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used for comparative purposes. All of the indexes are unmanaged and do not reflect the costs of portfolio management, trading, fees, expenses or taxes.

Barclays U.S. Aggregate Bond Index – measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index – an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.

Barclays U.S. Intermediate Aggregate Bond Index – consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) – consists of all U.S. Treasury inflation protected securities rated investment grade or better, having at least one year to final maturity, and at least $250 million par amount outstanding. The Series-L reference identifies this index as the former Lehman Brothers U.S. Treasury Inflation Protected Securities (TIPS) Index.

BofA Merrill Lynch 1-3 Year US Corporate & Government Index – tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt securities issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years.

Dow Jones U.S. Select REIT IndexTM – measures the performance of publicly traded REITs and REIT-like securities. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index, which represents equity REITs and real estate operating companies traded in the U.S.

MSCI ACWI Index (Net) – is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid cap segments of developed and emerging markets. The net version of this index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI ACWI ex USA Index (Net) – is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid cap segments of developed and emerging markets, excluding the U.S. The net version of this index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Europe Australasia Far East (EAFE) Index (Net) – is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The net version of this index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index – measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents a large portion of the investible U.S. equity market.

Russell 1000® Growth Index – measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index – measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Index – measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately one-third of the total market capitalization of the Russell 1000® companies.

Russell Midcap® Growth Index – measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index – measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index – measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Index – measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index, and includes approximately 2,500 of the smallest securities in the Russell 3000® Index, based on a combination of their market capitalization and current index membership.

Russell 3000® Index – includes, and measures the performance of, the largest 3,000 U.S. publicly traded companies based on market capitalization, representing a substantial portion of the investable U.S. equity market.

S&P 500® Index (“S&P 500”) – consists of 500 companies representing larger capitalization stocks traded in the U.S.

Standard & Poor’s and Dow Jones Marks and Indexes. The S&P 500 and the Dow Jones U.S. Select REIT Index (the “Indices”) are products of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use by The Vantagepoint Funds and Vantagepoint Investment Advisers, LLC respectively (the “Licensees”). S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and Dow Jones U.S. Select REIT Index™ is a trademark of S&P DJI and/or its affiliates. These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes by the Licensees.

The Vantagepoint 500 Stock Index Fund and the Vantagepoint Diversifying Strategies Fund (the “Products”) are not sponsored, endorsed, sold or promoted by S&P DJI, SPFS, Dow Jones, or any of their respective affiliates or third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to the Licensees with respect to the Indices is the licensing of the Indices and the above-referenced trademarks of S&P Dow Jones Indices. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to the Licensees or the Products. S&P Dow Jones Indices has no obligation to take the needs of the Licensees or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equation by which the Products are converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITING, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE LICENSEES, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN

ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE LICENSEES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI Indexes. THE VANTAGEPOINT FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE VANTAGEPOINT FUNDS. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE VANTAGEPOINT FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF SHARES OF THE VANTAGEPOINT FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH SHARES OF THE VANTAGEPOINT FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE VANTAGEPOINT FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH

ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Russell Investments Marks and Indexes. Russell Investments is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investments (“Russell”).

1) The Vantagepoint Aggressive Opportunities Fund, Vantagepoint Broad Market Index Fund, Vantagepoint Equity Income Fund and Vantagepoint Mid/Small Company Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed these Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2) Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

3) Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS

The following pages contain more detailed information about certain types of instruments in which a Fund may invest. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objectives, strategies and policies.

ASSET-BACKED SECURITIES: Asset-backed securities are fixed income securities (see below) backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit. Asset-backed securities in which a Fund may invest may have underlying assets that include, among others, automobile installment sales or installment loan contracts, home equity loans, leases of various types of real and personal property, and receivables from credit card agreements. There is a risk that borrowers may default on their obligations in respect of those underlying obligations. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets.

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to a Fund. It is possible that asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

BANKERS’ ACCEPTANCES: Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

BELOW INVESTMENT GRADE (“HIGH YIELD”) SECURITIES: Below investment grade securities (commonly referred to as high yield securities or “junk bonds”) are defined as securities or instruments rated below the four highest rating categories by Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”), each a major Nationally Recognized Statistical Rating Organization (“NRSRO”). For Moody’s, S&P, or Fitch, ratings at or below Ba, BB or BB, respectively, are below investment grade. In the case of different ratings among S&P, Moody’s, and Fitch (a split rated security), the rating of such split rated security will be determined as follows: if all three agencies rate a security, the highest and lowest ratings will be dropped and the remaining middle rating will be used; if two of the three agencies rate a security, the security will be considered to have the lower (i.e., more conservative) credit rating. If a security is not rated by S&P, Moody’s, or Fitch, it may be determined to be of comparable quality by the Adviser or a subadviser, as applicable. See “Appendix A” to this SAI for more information regarding the credit rating categories of S&P, Moody’s and Fitch.

NRSROs, which include S&P, Moody’s, and Fitch, provide ratings on fixed income securities based on their analyses of information they deem relevant. Ratings of each major NRSRO represent its judgment of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate. NRSRO ratings are not absolute standards of credit quality and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and or repay principal and a NRSRO’s decision to downgrade a security. Any shortcomings or inefficiencies in the NRSROs’ processes for determining ratings may adversely affect the ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived credit risk.

Below investment grade obligations are considered speculative and may be in default. A Fund’s investments in below investment grade securities are subject to a substantial degree of credit risk. Adverse economic developments can disrupt the market for below investment grade securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations on a timely basis or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Prices of below investment grade securities rise and fall primarily in response to actual or perceived changes in the issuer’s financial health and the issuer’s ability to meet principal and interest payments on a timely basis, although legislative and regulatory developments, changes in market interest rates, market perceptions, economic conditions, and general market liquidity may also affect prices. Below investment grade securities are more likely to react to developments affecting certain of these risks than more highly rated securities.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, which may cause those securities to be more difficult to value, and more difficult to sell at acceptable prices, as compared to higher rated securities. Below investment grade securities may experience reduced liquidity as well as sudden and substantial decreases in price.

Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of below investment grade securities, especially in a thin (low trading volume) market.

Not unlike investment grade fixed income securities, below investment grade may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, potentially resulting in a decreased return for investors. Conversely, the value of a below investment grade held by a Fund may decrease in a rising interest rate market. If a Fund experiences unexpected net redemptions, this may force it to sell below investment grade securities without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.

CAPITALIZATION: Capitalization (often referred to as “market cap”) estimates the aggregate value of a company or stock, and is a basic measure of the value of a company. It is calculated by multiplying the number of the company’s shares outstanding by their current price per share. For example, if XYZ company has 15,000,000 shares of common stock outstanding with a share price of $20 per share, then the company’s market capitalization is 15,000,000 x $20 = $300,000,000. Many exchanges and indices take into account, and are weighted by, market capitalization.

Generally, the U.S. market recognizes three market cap ranges: large cap, mid cap and small cap, although the specific cut off points among these categories may differ. A larger market capitalization typically indicates a more valuable and more established company as compared with smaller capitalized companies. In addition, investments in companies with smaller capitalizations, e.g., small or mid capitalization companies, involve greater risks than are customarily associated with companies that have larger capitalizations.

CASH/CASH EQUIVALENTS: These include fixed income obligations with maturities of less than one year, including short-term accounts managed by a custodian institution and shares of money market mutual funds. They also include repurchase agreements and reverse repurchase agreements. In a repurchase agreement, a Fund buys a security from a bank or broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement is considered as the borrowing of money by the Fund and, therefore, a form of leverage, which may cause any gains or losses for the Fund to become magnified.

CERTIFICATES OF DEPOSIT: Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER: Commercial paper is an unsecured short-term debt instrument issued by corporations and other entities. Maturities on these issues vary from one day up to 270 days.

CONVERTIBLE SECURITIES: Convertible securities possess investment characteristics of both equity and fixed income securities. Convertible securities include corporate bonds (“convertible bonds”) and preferred stocks that may be exchanged for a specific number of shares of the issuing company’s common stock at a specified conversion price.

Convertible securities tend to be of lower credit quality, have a higher risk of default and tend to be less liquid than traditional, nonconvertible investment grade bonds. Convertible securities may be rated below investment grade or may be unrated, which could increase their risks. The value of a convertible security increases and decreases with the value of the underlying common stock. When the convertible security’s conversion price is similar to the price of the underlying common stock, the convertible security itself generally behaves more like the common stock. When the convertible security’s conversion price is greater than the price of the underlying common stock, the convertible security generally behaves more like a fixed income security (and thus will be more sensitive to changes in interest rates).

CYBER SECURITY ISSUES: The Funds, and their service providers, may be subject to operational and information security risks resulting from cyber-security attacks or incidents (collectively, “cyber-events”). In general, cyber-events can result from deliberate attacks or unintentional events. Cyber-events include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-events may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber-events affecting the Funds or their investment adviser, subadvisers, custodian, transfer agent, and other third-party service providers may adversely impact the Funds. For instance, cyber-events may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. In addition, cyber-events affecting issuers in which a Fund invests may cause such Fund’s investments to lose value.

DERIVATIVE INSTRUMENTS: A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include, among others, bonds, currency exchange rates, interest rates, stocks, or related indices. Types of derivatives include, but are not limited to, options, futures contracts, options on futures, forward currency contracts, and swaps. Further information about these instruments and the risks involved in their use is included in the Prospectus and as follows in this SAI.

Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges (exchanged-traded derivatives), while other derivatives, are privately negotiated and entered into in the over-the-counter (“OTC”) market (OTC derivatives). Certain swaps are traded through swap execution facilities. OTC derivatives are typically less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. In addition, the use of derivatives may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments may include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that a Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that a Fund’s use of any derivatives strategy will succeed, or that a Fund will not lose money.

Additional information regarding the different types of derivative instruments used by the Funds (and their associated risks) is set forth below:

Forward Currency Contracts. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. Risks of entering into forward currency contracts include the possibility that a fund may lose money. For example, foreign currency values may change unfavorably relative to the U.S. dollar, there may be an illiquid market or a change in the value of the contracts may not correlate with changes in the value of the underlying currency. The use of over-the-counter forward currency contracts includes counterparty risk, which is the risk that the other party to a contract may not fulfill its obligations.

Forward currency contracts may be used by the following Funds for the following purposes:

Fund	Manage foreign currency risk	Obtain or adjust investment exposure to foreign currencies
Low Duration Bond Fund	*	*
Inflation Focused Fund	*	*
High Yield Fund	*	*
Equity Income Fund	*
Growth & Income Fund	*
Growth Fund	*

Fund	Manage foreign currency risk	Obtain or adjust investment exposure to foreign currencies
Select Value Fund	*
Aggressive Opportunities Fund	*
Discovery Fund	*	*
International Fund	*	*
Diversifying Strategies Fund	*	*
Overseas Equity Index Fund	*

Futures. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Futures may involve a small investment of cash relative to the magnitude of the risk assumed. For purposes of meeting a Fund’s investment objectives or restrictions, futures contracts are considered to be the same type of security or financial instrument as that underlying the contract. Futures transactions must be made on national exchanges where purchases and sales transactions are regularly executed and regulated.

The risks associated with the use of futures include: a Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts; there may be an imperfect correlation between the changes in the prices of futures and options on futures and the market value of their underlying assets; trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and there may not always be a liquid secondary market for a futures contract, and; therefore, a Fund may be unable to close out its futures contracts at a time that is advantageous.

Futures may be used by the following Funds for the following purposes:

	Manage Risk:				Obtain or Adjust Investment Exposure:
Fund	Interest rate risk	Credit risk	Stock market risk	Foreign currency risk	To certain assets or asset classes	To foreign currencies
Low Duration Bond Fund	*	*		*	*	*
Inflation Focused Fund	*	*		*	*	*
High Yield Fund	*	*		*	*	*
Equity Income Fund			*	*	*
Growth & Income Fund			*	*	*
Growth Fund			*	*	*
Select Value Fund			*	*	*
Aggressive Opportunities Fund			*	*	*
Discovery Fund	*	*	*	*	*	*
International Fund			*	*	*	*
Diversifying Strategies Fund	*	*	*	*	*	*
Core Bond Index Fund	*				*
500 Stock Index Fund					*
Broad Market Index Fund					*
Mid/Small Company Index Fund					*
Overseas Equity Index Fund				*	*

Options. An option is a derivative financial instrument that specifies a contract between two parties for a future transaction on a financial instrument at a reference price (strike price). The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. Options have various types of underlying financial instruments, including specific securities, indices of securities prices, futures contracts, and swaps.

When a Fund writes an option, the Fund receives a premium from the buyer and becomes obligated to sell or purchase the underlying financial instrument at a fixed price upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a financial instrument at a price different from the current market value.

When an option is exercised, the proceeds on a sale for a written call option or the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases to or above the strike price and the option is exercised. The risk of writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying financial instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying financial instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a typical put option can expect to realize a gain if the price of the underlying financial instrument falls substantially. However, if the underlying financial instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying financial instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying financial instrument with risk limited to the cost of the option if the price of the underlying financial instrument falls. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

Option contracts and options on futures may be used by the following Funds for the following purposes:

	Manage Risk:				Obtain or Adjust Investment Exposure:
Fund	Interest rate risk	Credit risk	Stock market risk	Foreign currency risk	To certain assets or asset classes	To foreign currencies
Low Duration Bond Fund	*	*		*	*	*
Inflation Focused Fund	*	*		*	*	*
High Yield Fund	*	*		*	*	*
Equity Income Fund			*		*
Growth & Income Fund			*		*
Growth Fund			*		*
Select Value Fund			*		*
Aggressive Opportunities Fund			*		*
Discovery Fund	*	*	*	*	*	*
International Fund			*	*	*	*
Diversifying Strategies Fund	*	*	*	*	*	*

Swap Option (Swaption) - A swap option or swaption is a contract that gives a party the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Depending on the terms of the particular swaption agreement, a Fund will generally incur a greater potential loss when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Swaptions may be used by the following Funds for the following purposes:

	Manage Risk:		Obtain or Adjust Investment Exposure:
Fund	Interest rate risk	Credit risk	To certain assets or asset classes
Low Duration Bond Fund	*	*	*
Inflation Focused Fund	*	*	*
High Yield Fund	*	*	*
Discovery Fund	*	*	*
Diversifying Strategies Fund	*	*	*

Swaps. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years.

A swap may be negotiated bilaterally and traded over-the-counter between two parties. Such bilateral swaps are entered into primarily by institutional investors. The swap counterparty is typically a brokerage firm, bank, or other financial institution. Certain over-the-counter swaps may be submitted for central clearing. In addition, certain standardized swaps are subject to mandatory central clearing and certain cleared swaps are subject to mandatory exchange-trading. Cleared swaps are transacted through futures commission merchants (each an “FCM”) that are members of central clearinghouses with the clearinghouse serving as central counterparty and, as applicable, may be executed through a swap execution facility. A fund posts initial and variation margin to support its obligations under cleared swaps. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.

In a typical “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, such as specified interest rates, a particular foreign currency, or a “basket” of securities or commodities as represented by a particular index. Swaps can also be based on credit and other events. The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. Forms of swap agreements vary and include, but are not limited to: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Because bilateral swap agreements are structured as two party contracts and may have terms of greater than seven days, these swap agreements may be considered to be illiquid. Transactions executed on a swap execution facility may increase liquidity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a bilateral swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. A Fund will enter into bilateral swap agreements only with counterparties that meet certain standards of creditworthiness.

With respect to cleared swaps, central clearing is intended to decrease counterparty risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk entirely for cleared swaps. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. In addition, the credit risk of cleared swap participants is concentrated in a few clearing houses, and the consequences of the insolvency of a clearing house are not clear. Central clearing is also intended to increase liquidity.

In addition, with respect to cleared swaps, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which are likely to impose higher margin requirements on uncleared swaps (see “Regulation of Swaps and Other Derivatives under the Dodd–Frank Wall Street Reform and Consumer Protection Act” below).

Total Return Swaps - Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Credit Default Swaps - Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced fixed income security in the event of a default or other agreed upon credit related event by the issuer of the debt obligation. The use of credit default swaps may be limited by a Fund’s limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other agreed upon credit related event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no applicable event (e.g., default or other agreed upon event) has occurred. If no such event occurs, the Fund would have spent the stream of payments and received no return from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation or other agreed upon credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In addition to the risks applicable to swaps generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Interest Rate Swaps - Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates.

Inflation Rate Swaps - Inflation rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive a fixed rate in exchange for the rate of change of an inflation index with respect to a notional amount of principal. A Fund will usually enter into inflation swaps on a net, zero-coupon basis, i.e., the two rates will compound until the swap termination date at which point payments are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Swaps may be used by the following Funds for the following purposes:

	Manage Risk:			Obtain or Adjust Investment Exposure:
Fund	Interest rate risk	Credit risk	Foreign currency risk	To certain assets or asset classes
Low Duration Bond Fund	*	*	*	*
Inflation Focused Fund	*	*	*	*
High Yield Fund	*	*	*	*
Discovery Fund	*	*	*	*
Diversifying Strategies Fund	*	*	*	*

Regulation of Swaps and Other Derivatives under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) - The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment objective(s). The Fund will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business.

DEPOSITARY RECEIPTS: Those Funds that may invest in foreign securities, as identified in the Prospectus, may purchase the foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. The risks associated with depositary receipts are similar to those of investing in foreign securities. In addition, the following risks also apply: the depositary of depositary receipts may not have physical custody of underlying securities; the depositary may charge additional fees for delivery of dividends and interest; a Fund may experience delays in receiving dividends or interest; and with respect to unsponsored programs, it may be harder to obtain financial information about the issuer of the underlying security because the issuer is not directly involved in the program.

EQUITY SECURITIES:

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debtholders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event an issuer liquidates or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over claims of those who own preferred or common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and fixed income securities are subject.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

EXCHANGE-TRADED FUNDS (“ETFs”): Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund’s purchase of shares of an ETF may be subject to restrictions on investments in other investment companies. In addition, ETFs have their own management fees and other expenses, which increase their cost. See “Investment Companies” in this SAI.

ETFs hold portfolios of securities, commodities, or currencies that are intended to track, as closely as possible before expenses, the price and/or yield of (i) a specified domestic or foreign market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. Although the value of an investment in an ETF will rise or decline more or less in correlation with any rise or decline in the value of the index the exchange-traded fund seeks to track, the performance results of ETFs will not exactly track the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.

ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies (see “Investment Companies” in this SAI). However, investments in ETFs further involve the same risks associated with a direct investment in the security, commodity or currency, or in the types of securities, commodities, or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value, and an active trading market in such shares may not develop or be maintained. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Lastly, an ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track.

Some Funds may purchase ETF shares for the same reason they might purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the securities in the ETF’s benchmark index while maintaining flexibility to meet their liquidity needs. ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

FIXED INCOME SECURITIES: Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. Fixed income securities may also include loan participations and assignments that are privately negotiated notes representing the equivalent of a loan or bank debt. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates over time. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments, as well as factors such as the market perception of the creditworthiness of the fixed income security’s issuer and general market liquidity. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but can affect a Fund’s net asset value.

Instability in the markets for fixed income securities may significantly affect the volatility of the prices of such securities. In the event of redemptions, a Fund that invests in fixed income securities may be forced to sell these portfolio securities at an unfavorable time or price. As a result, a Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can adversely impact a Fund’s net asset value.

Nationally Recognized Statistical Rating Organizations (each an “NRSRO”), which include S&P, Moody’s and Fitch, provide ratings on fixed income securities based on their analyses of information they deem relevant. Ratings of each major NRSRO represent its judgment of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate. NRSRO ratings are not absolute standards of credit quality and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and or repay principal and a NRSRO’s decision to downgrade a security. Any shortcomings or inefficiencies in the NRSROs’ processes for determining ratings may adversely affect the ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived credit risk.

The minimum credit rating threshold for fixed income securities must be met immediately after each new acquisition by a Fund. In the event a security owned by a Fund is downgraded, the Adviser or subadviser, as applicable, will review the situation and take appropriate action with regard to the security.

Additional information regarding fixed income securities is set forth below:

Corporate Bonds. Corporate bonds are fixed income securities issued by private and public corporations. Corporate bonds are issued by a wide variety of corporations involved in a variety of industries. A wide range of choices exist for corporate bonds in regard to bond structures, coupon rates, maturity dates, credit quality and industry exposure. Corporate bonds are generally considered higher risk than domestically issued government bonds. As a result, coupon rates paid on corporate bonds are generally higher than domestically issued government bonds with similar maturity dates, even for the highest credit quality corporate bonds.

The backing for a corporate bond is usually the payment ability of the corporation, which is typically money to be earned from future operations. In some cases, the corporation’s physical assets may be used as collateral for bonds. Corporate bonds are a source of capital for many corporations along with equity offerings and bank loans/lines of credit. Unlike equity securities, corporate bonds do not represent an ownership interest in the issuing corporation. However, in the event of default, corporate bond holders generally have a higher claim on the corporation’s unencumbered assets than do stock holders.

Municipal Securities. Municipal securities are fixed income securities issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities. In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water, and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are general obligation securities and revenue securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including (for example) electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations.

Duration. Duration of a fixed income security is a measure of the expected change in value of the security for a given change in interest rates. The duration of a portfolio is the weighted average duration of all the fixed income securities in the portfolio. The effective duration of a portfolio takes into account that expected cash flows will fluctuate as interest rates change. For example, if interest rates change by one percent, the value of a security having an effective duration of two years generally would vary by two percent.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by S&P, Moody’s, or Fitch. In the case of different ratings among S&P, Moody’s, and Fitch (a split rated security), the rating of such split rated security will be determined as follows: if all three agencies rate a security, the highest and lowest ratings will be dropped and the remaining middle rating will be used; if two of the three agencies rate a security, the security will be considered to have the lower (i.e., more conservative) credit rating. If a security is not rated by S&P, Moody’s, or Fitch, it may be determined to be of comparable quality by the Adviser or a subadviser, as applicable.

See “Appendix A” to this SAI for more information regarding the credit rating categories of S&P, Moody’s and Fitch.

Average Credit Quality. The average credit quality for a Fund is an average of each fixed income security’s stated credit rating calculated on an asset-weighted basis.

Sensitivity to Economic Changes. Lower rated fixed income securities are more sensitive to adverse economic changes and corporate developments than their higher rated counterparts. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of lower rated fixed income securities and a Fund’s net asset value.

Call and Similar Risks. Fixed income securities may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, the value of a fixed income security held by a Fund may decrease in a rising interest rate market. If a Fund experiences unexpected net redemptions, this may force it to sell high yield fixed income securities without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular fixed income securities, which may adversely affect a Fund’s ability to value accurately or dispose of such fixed income securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of below investment grade fixed income securities, especially in a thin (low trading volume) market.

Maturity. The maturity of a fixed income security is the length of time until the date on which the issuer of a fixed income security must repay the principal or full face value in total (and sometimes the final interest payment) to the holder. For example, a bond with a period of 10 years has a maturity date 10 years after its issue. The maturity date also generally indicates the period of time during which the bondholder will receive interest payments.

The maturity date of a fixed income security is important because of interest rate risk. Generally, a security with a longer maturity will fluctuate more in price due to changes in interest rates as compared to a shorter term security. Fixed income securities are often classified by maturity date. Generally, the U.S. market recognizes three maturity ranges – short term, intermediate term and long term, although the specific cut off points among these categories may differ.

Some fixed income securities are callable (meaning that the issuer may redeem them before the maturity date under certain circumstances). Some fixed income securities, such as mortgage-backed securities, pay back their principal over the life of the debt, similar to the way a mortgage is amortized, or paid down. While these instruments also have a maturity date, that date is when the last installment payment of the loan as well as the last interest payment is due.

Maturity can refer to the security’s original maturity, meaning the length of time between first issuance and the repayment date, or remaining maturity, meaning the length of time, after first issuance, that remains under the repayment date.

Coupon Rate. A coupon payment on a fixed income security is a periodic interest payment that the holder receives during the time between when the security is issued and when it matures. Coupons are normally described in terms of the coupon rate, which is calculated by adding the total amount of coupons paid per year and dividing by the fixed income security’s face value.

Below Investment Grade Fixed Income Securities. See “Below Investment Grade Securities” for further information (and certain associated risks) of fixed income securities that are below investment grade.

FLOATING RATE LOANS: Floating rate loans are debt securities or other interests issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired from a lender or through the agent as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof.

Investments in floating rate loans have risks that are similar to those of fixed income securities. In addition, floating rate loans carry the risk of impairment of collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As such a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans may also carry liquidity risk. Floating rate loans generally are subject to legal or contractual restrictions on resale. Therefore, the liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. If the credit quality of a floating rate loan suffers a significant decline, the secondary trading market for that same loan may also decline, making it more difficult to sell and to value. Difficulty in selling a floating rate loan can result in a loss.

FOREIGN SECURITIES: Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income and gains, possible seizure, nationalization, or expropriation of foreign assets, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in the currency exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less publicly available information about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund’s investments denominated in foreign currencies will depend in part on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

Securities of Issuers Located in Emerging Market Countries (“Emerging Market Securities”). Emerging market securities are foreign securities of issuers located in countries not included in the MSCI World Index, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets around the world.

A Fund’s investments in emerging market securities can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market fixed income securities, a Fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

Foreign Government Securities. Foreign government securities (also referred to as “sovereign debt securities”) are fixed income securities issued by a foreign government, a foreign municipality, or an agency or instrumentality thereof. The ability of a foreign governmental obligor to meet its obligations to pay principal and interest to debtholders generally will be adversely affected by rising foreign interest rates, as well as the level of the relevant government’s foreign currency reserves and currency devaluations. If a governmental obligor defaults on its obligations, a Fund may have limited legal recourse against the issuer and/or guarantor. These risks may be heightened during periods of economic or political instability, and are generally heightened in emerging markets countries.

Supranational Entities. Examples of supranational entities include the International Bank for Reconstruction and Development (the World Bank), the European Union, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supra-national entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its fixed income securities, and a Fund may lose money on such investments.

European-related Risks. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe. The exit of any country out of the Euro could have a destabilizing effect on that country and all eurozone countries and their economies, and could have an adverse effect on the global economy and on global markets.

ILLIQUID SECURITIES: Generally, an illiquid security is a security that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued it. A Fund may not purchase or otherwise acquire a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. To the extent that a Fund invests in illiquid securities, it may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time.

INFLATION-ADJUSTED SECURITIES: Inflation-adjusted securities are fixed income securities whose principal values or coupon rates are periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (“CPI”) (or an equivalent, see below). Inflation-adjusted securities may be issued by U.S. and foreign governments, agencies and instrumentalities, corporations, or state and local governments. The following two structures are common: (1) the U.S. Treasury and some other issuers use a structure whereby the principal value adjusts with inflation while the coupon rate remains fixed; and (2) other issuers use a structure whereby the principal value is fixed but the coupon rate adjusts with inflation.

The periodic adjustment of U.S. inflation-adjusted securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-adjusted securities issued by foreign governments, agencies, instrumentalities, and corporations are generally adjusted to reflect an inflation index comparable to the CPI. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Inflation, a general rise in prices of goods and services, erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real return, is approximately 5%. Inflation, as measured by the CPI, has occurred in the U.S. for each of the past 50 years.

Investors in inflation-adjusted securities funds (such as the Inflation Focused Fund) who do not reinvest the portion of the income distribution that is attributable to inflation adjustments may not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distribution.

While inflation-adjusted securities are expected to be protected from long-term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in monetary policy or currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

If the periodic adjustment rate measuring inflation (e.g., the CPI) falls, the principal value of inflation-adjusted securities that adjust the principal value will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (or the inflation-adjusted principal, if greater) is guaranteed in the case of U.S. Treasury inflation protected securities, even during a period of deflation. However, the current market value of the inflation-adjusted securities is not guaranteed, and will fluctuate. Other inflation-adjusted securities include inflation related fixed income securities, which may or may not provide a principal repayment guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

The value of inflation-adjusted securities should change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a rate faster than changes in nominal interest rates, real interest rates may decline leading to an increase in value of the inflation adjusted securities. In contrast, if nominal interest rates increased at a rate faster than the rate of inflation, real interest rates may rise, leading to a decrease in value of inflation adjusted securities.

INITIAL PUBLIC OFFERINGS: An initial public offering, or IPO, is the first sale of common stock or other securities by a privately held company to the public. Companies frequently initiate public offerings in order to raise capital or reduce debt. Often, smaller, younger and relatively unknown companies will publicly offer their shares in order to raise capital to expand their business. Large, well-established, privately-held companies might conduct an initial public offering so that they can become publicly traded. The price of the security in its first few days of trading may fluctuate quickly and significantly. Additionally, securities issued in IPOs have no trading history, and historical information about the company may be limited.

INVESTMENT COMPANIES: Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, ETFs and REITs, represent interests in professionally actively or passively managed portfolios that may invest in various types of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

A Fund’s investment in another investment company is subject to the risk associated with that investment company’s portfolio securities. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The 1940 Act limits the extent to which a Fund can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of the acquisition: (1) the Fund owns more than 3% of the total outstanding voting stock of the other investment company; (2) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the Fund’s total assets. The 1940 Act and related rules provide certain exemptions from these restrictions. For example, under certain conditions, a fund may acquire an unlimited amount of shares of mutual funds that are part of the same group of investment companies as the acquiring fund. In addition, these restrictions do not apply to investments by the Funds in investment companies that are money market funds.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. A Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

MONEY MARKET SECURITIES: Money market securities include instruments and securities that are considered “eligible securities” as defined in Rule 2a-7 under the 1940 Act. This includes securities with a remaining maturity of 397 days or less and that, as a general matter, have received a rating from major NRSROs in one of the two highest short-term ratings categories, or are unrated but are determined by the Fund’s investment adviser or a subadviser, as applicable, to be of comparable quality at the time of purchase. Security types may include U.S. Government securities, commercial paper, certificates of deposit, asset-backed securities, bank instruments, adjustable or variable rate securities, and any other securities or instruments that meet the definition of “eligible securities” under Rule 2a-7. For a description of ratings of certain NRSROs, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities generally are issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Mortgage-backed securities are also issued by non-agency entities such as banks, brokerage firms, and homebuilders. These “private label” mortgages are subject to credit risk relating to the credit rating of the issuer.

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by lenders such as mortgage banks, commercial banks, savings and loan associations, savings banks and credit unions, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage may have either fixed or adjustable interest rates. These loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are repaid, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae mortgage-backed securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow U.S. Treasury funds needed to make payments under its guarantee. The guarantee, however, does not cover the value or yield of Ginnie Mae securities nor does it cover the value of the Fund’s shares which will fluctuate daily with market conditions.

Mortgage-backed securities issued or guaranteed by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Fannie Mae and Freddie Mac guarantees are supported by the right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac guarantees and, accordingly, these involve a risk of non-payment of principal and interest. Due largely to their prepayment or extension risk, the yields on these mortgage-backed securities historically have exceeded the yields on fixed income securities having comparable maturities that are backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors of each of Fannie Mae and Freddie Mac. It is currently unclear how long these conservatorships will last.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of a senior preferred stock investment made by the U.S. Treasury in Fannie Mae and Freddie Mac, market responses to developments at Fannie Mae and Freddie Mac, and the future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Funds.

Most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae’s, Freddie Mac’s or Fannie Mae’s fees and any applicable loan servicing fees). As a result, the holder of the mortgage-backed securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and also may receive unscheduled prepayments of principal on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments it receives, it may have to buy securities that have a lower interest rate than it receives on the mortgage-backed securities. For this reason, pass-through mortgage-backed securities may be less effective than U.S. Government securities as a way to “lock in” long-term interest rates. In general, fixed-rate mortgage-backed securities have greater exposure to this “prepayment risk.”

The market value of mortgage-backed securities, like other fixed income securities, will generally vary inversely with changes in market interest rates, declining when interest rates go up and rising when interest rates go down. Mortgage-backed securities may have less potential for capital appreciation than other fixed income securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. Also, an unexpected increase in interest rates could extend the average life of a mortgage-backed security because of a lower than expected level of prepayments, potentially reducing the security’s value and increasing its volatility. Generally, coupon rates of adjustable rate mortgage-backed securities tend to move with market interest rates and their values fluctuate less than fixed rate mortgage-backed securities. These factors may limit the ability of the Fund to obtain the desired level of total return under varying market conditions.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures or unscheduled principal prepayments may result in a loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are bought at a discount, both scheduled payments and unscheduled prepayments of principal will increase current and total returns, and accelerate the recognition of income that will be taxable as ordinary income when distributed to shareholders.

To-Be-Announced (“TBA”) Transactions. A TBA is a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date. The Fund also relies on the seller to complete the transaction. The seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund, and a Fund bears the risk of loss in the event of the default or bankruptcy of the seller. In the case of a bankruptcy or other organizational proceeding of the counterparty, the Fund may obtain no or limited recovery and any recovery may be significantly delayed.

U.S. Agency and Non-U.S. Agency Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are mortgage-backed fixed income securities that are collateralized by whole loan mortgages or mortgage pass-through securities. CMOs issued by U.S. Government agencies or Government sponsored enterprises (such as Freddie Mac) are U.S. Agency CMOs, while CMOs issued by private issuers are Non-U.S. Agency CMOs. The securities issued in a CMO offering are divided into groups referred to as tranches, and they are differentiated by the type of return paid by the issuer. A given tranche may receive interest, principal, or a combination of the two, and may include more complex stipulations.

CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae-, Freddie Mac-, or Ginnie Mae-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

For Agency CMOs, the primary risk is prepayments or extensions of the underlying mortgages serving as collateral and from the structure of the deal (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates will affect the yield, average life, and price of CMOs. For non-Agency CMOs, in addition to prepayment, extension and structure risks, default risk of the underlying collateral is also important. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Also, CMOs can be illiquid, which can increase the cost of buying and selling them.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are fixed income securities generally backed by loans on retail, office, industrial, multi-family housing and hotel properties. CMBS are structured like mortgage-backed securities. The CMBS’s collateral creates exposure to the commercial real estate market, while the structure of the security itself will behave like a mortgage-backed security. However, the investor in a CMBS has more prepayment protection than with a mortgage-backed security. The prepayment penalties inherent in a CMBS provide the investor with greater protection than a residential backed mortgage security. CMBS may carry greater credit risk as the securities may represent only a few projects, versus a traditional mortgage-backed security that may represent thousands of residential homeowners spread across different regions of the country.

PRIVATE INVESTMENTS IN PUBLIC COMPANIES: From time to time, a public company may issue its securities in a non-public transaction in reliance on an exemption from the registration requirements of the Securities Act of 1933 (the “1933 Act”). At the time that the issuer sells the unregistered securities, the issuer may commit to register the securities with the SEC, so that the securities may be resold to the public at a later date. The issuer may commit to register the securities by signing a registration rights agreement, which requires the issuer to file a shelf registration statement with the SEC within a specified number of days after the initial sale of the unregistered securities is completed.

REAL ESTATE INVESTMENT TRUSTS (“REITs”): REITs generally are trusts that sell securities to investors and use the proceeds to invest in real estate, real estate-related loans, or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or a geographic region, or both. REITs are sometimes informally characterized as equity REITs, mortgage REITs, or a combination of equity REITs and mortgage REITs. Equity REITs invest most of their assets directly in real estate property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.

Equity REITs may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including (among others) declines in the value of real estate; extended vacancies of properties; risks related to general and local economic conditions; overbuilding and increased competition; changes in zoning laws; increases in property taxes and operating expenses; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; as well as limitations on and variations in rental income. Mortgage REITs may be subject to risks similar to mortgage-backed securities, notably prepayment risk, default risk, and volatility associated with changes in interest rates and economic conditions.

RESTRICTED SECURITIES: Restricted securities generally include securities acquired in a non-public offering that are not registered under the Securities Act of 1933. Rule 144A securities are restricted securities, which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. These securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Section 4(2) commercial paper is another type of restricted security that does not meet the requirements of the registration exemption provisions of Section 3(a)(3) of the 1933 Act and that may only be resold by a portfolio in certain private placements or in accordance with Rule 144A.

Pursuant to procedures adopted by the Funds’ Board, certain restricted securities and municipal lease obligations (defined below) that are presumed to be illiquid may be treated as liquid if it is determined that there is a “readily available market” for such security under these procedures. A municipal lease obligation is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.

RIGHTS AND WARRANTS: Rights are typically short-term obligations issued in conjunction with new stock issuances. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated period of time.

SECURITIES LENDING: Certain Funds may engage in one or more securities lending programs conducted by the Funds’ custodian as securities lending agent or other entities in an effort to generate additional income. In the securities lending program, the Funds’ custodian is authorized to lend Fund portfolio securities to third parties pursuant to contracts calling for collateral in cash or other forms accepted by the Funds at least equal to the market value of the securities loaned. All securities loaned are marked to market daily in U.S. dollars and collateral is received and released accordingly on the following day to achieve the required collateralization for the previous day’s market value. The Funds receive dividends, distributions and interest on the loaned securities. The Funds also retain all or a portion of the interest received on investment of the cash collateral or receive fees from the borrowers. A Fund may terminate a loan at any time and generally will receive the securities loaned within the normal settlement period for the security involved. However, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund may not retain voting rights on securities while they are on loan. Voting rights on the loaned securities may pass to the borrower. The Funds, however, are entitled to terminate or recall the loans to vote proxies or otherwise obtain rights to vote or consent with respect to a material event. A Fund will be indemnified by its custodian for securities lending programs conducted through the custodian if at the time of a default by a borrower some or all of the loaned securities have not been returned by the borrower. The custodian, as soon as practicable after the time of default, will deposit in the Funds’ account securities of the same number, issue, type, class, and series of the unreturned loaned securities. If the custodian is unable to purchase replacement securities, it will credit to the Funds’ account an amount equal to the market value of the unreturned loaned securities.

TIME DEPOSITS: A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

U.S. GOVERNMENT SECURITIES: Examples of types of U.S. Government securities in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

U.S. Government Zero Coupon Securities - STRIPS and TRs are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agency Securities - Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by Ginnie Mae), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund’s shares.

VARIABLE AND FLOATING RATE SECURITIES: Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations, meaning that they bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate.

There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. These securities may also involve conditional or unconditional demand features. A security with a demand feature that requires a notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED SECURITIES: Securities may be purchased on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of the securities is subject to market fluctuation beginning on the purchase commitment date. Typically, no income accrues on securities that a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

YANKEE BONDS AND EURODOLLAR INSTRUMENTS: Yankee bonds are foreign fixed income securities denominated in U.S. dollars and issued in the United States by foreign banks and corporations. These fixed income securities are usually registered with the SEC. The risks of investing in Yankee bonds include interest rate and credit risk as well as foreign securities risk. Eurodollar instruments are fixed income securities issued by foreign corporations and governments that pay interest and principal in U.S. dollars. These instruments are generally held in banks outside the U.S., often in Europe.

ELIGIBLE PRACTICES: There are no restrictions on the Adviser or subadvisers as to the following:

•	Fund portfolio turnover; and

•	Realized gains and losses.

The above eligible practices are not fundamental policies and may be changed by the Trust’s Board without a vote of shareholders.

FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus, and together they govern the management of each Fund’s assets by VIA and the subadvisers (as applicable). Those policies and limitations designated as “fundamental” in this SAI and in the Prospectus cannot be changed with respect to a Fund without the approval of a majority of such Fund’s outstanding voting securities (as defined in the 1940 Act). Other policies and limitations described below and in the Prospectus may be revised at the discretion of the Board.

It is the policy of each Fund (which includes the underlying Funds for each Model Portfolio Fund and Milestone Fund) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular policy or limitation is not fundamental, these policies or limitations may not be changed with respect to a particular Fund without shareholder approval.

Each Fund (except the High Yield Fund, Select Value Fund, Discovery Fund, Diversifying Strategies Fund, and Milestone Funds) may not:

(1)	Issue senior securities (as defined in the 1940 Act), except as permitted by rule, interpretation or order of the SEC;

(2)	Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3)	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(5)	Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund’s net assets (this policy does not apply to the Index Funds). An Index Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, orders or interpretations thereunder. For purposes of this limitation for the Index Funds, entering into repurchase agreements, lending securities and acquiring any fixed income securities are not deemed to be making loans.

(6)	Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings or to comply with collateral requirements for certain derivatives or similar transactions, as provided in the Prospectus (this restriction is not fundamental);

(7)	Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund’s ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8)	Purchase or sell puts or calls, or combinations thereof except as provided herein or in the Prospectus;

(9)	Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(11)	Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund’s shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Model Portfolio Funds may enter into arrangements to invest in other Funds of the Trust as described in the Prospectus and in the SAI. A Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(12)	Invest in companies for the purpose of exercising control or management;

(13)	Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets (except that an Index Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act); and

(14)	Invest more than 25% of its net assets in any single industry, except for the Index Funds to the extent that such industry concentration is a component of an Index Fund’s benchmark.

The Low Duration Bond Fund, Equity Income Fund and Model Portfolio Global Equity Growth Fund also will provide shareholders with at least 60 days’ prior notice of any change to their non-fundamental policies to invest, under normal circumstances, at least 80% of the Low Duration Bond Fund’s net assets in bonds and other fixed income securities; 80% of the Equity Income Fund’s net assets in equity securities; and 100% of the Model Portfolio Global Equity Growth Fund’s net assets in equity funds that in turn invest at least 80% of their net assets, under normal circumstances, in equity securities or instruments that provide equity exposure. An Index Fund, other than the Core Bond Index Fund, will also provide such notice if it changes its policy to invest, under normal circumstances, at least 90% of its net assets in all or a portion of the securities found in its benchmark index. The Core Bond Index Fund will also provide such notice if it changes its policy to invest, under normal circumstances, at least 80% of its net assets in all or a portion of the securities found in its benchmark index. For purposes of calculating the above 80% or 90% investment percentage requirements, any amount of borrowings for investment purposes are added to the Fund’s net assets. Because the above listed Funds currently do not borrow for investment purposes, no such borrowings are added to the Fund’s net assets when calculating the applicable 80% or 90% investment percentage requirements described above.

The High Yield Fund, Select Value Fund, Discovery Fund, and Diversifying Strategies Fund each may not:

(1)	Issue senior securities (as defined in the 1940 Act), except as permitted by rule, interpretation or order of the SEC;

(2)	Engage in the business of underwriting securities issued by others, except to the extent the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended;

(3)	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(5)	Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Fund’s net assets;

(6)	Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings or to comply with collateral requirements for certain derivatives or similar transactions, as provided in the Prospectus (this restriction is not fundamental);

(7)	Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and the SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of the Fund’s ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8)	Purchase or sell puts or calls, or combinations thereof except as provided in the SAI or in the Prospectus (this restriction is not fundamental);

(9)	Purchase or sell real estate or real estate limited partnerships (although the Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(11)	Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by the Fund’s shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. The Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Fund making such investment except that the Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(12)	Invest in companies for the purpose of exercising control or management (this restriction is not fundamental);

(13)	Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets;

(14)	Invest more than 25% of its net assets in any single industry; and

(15)	Merge with another investment company without the approval of shareholders except as approved by the Fund’s Board and as permitted by the 1940 Act, any rule, order or interpretation of the SEC and applicable state law.

The High Yield Fund also will provide shareholders with at least 60 days’ prior notice of any change to its nonfundamental policies to invest, under normal circumstances, at least 80% of the Fund’s net assets in high yield fixed income securities and other instruments that are rated below investment grade. For purposes of calculating the above 80% investment percentage requirements, any amount of borrowings for investment purposes are added to the Fund’s net assets.

Each Milestone Fund may not:

(1)	Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2)	Engage in the business of underwriting securities issued by others, except to the extent a Milestone Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3)	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(5)	Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions as long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Milestone Fund’s net assets;

(6)	Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings or to comply with collateral requirements for certain derivatives or similar transactions, as provided in the Prospectus (this restriction is not fundamental);

(7)	Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Milestone Fund’s ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8)	Purchase or sell puts or calls, or combinations thereof except as provided in the SAI or in the Prospectus (this restriction is not fundamental);

(9)	Purchase or sell real estate or real estate limited partnerships (although a Milestone Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Milestone Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(11)	Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Milestone Fund’s shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Milestone Funds may enter into arrangements to invest in other funds of the Trust as described in the Prospectus and in the SAI. A Milestone Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Milestone Fund making such investment (this restriction is not fundamental);

(12)	Invest in companies for the purpose of exercising control or management (this restriction is not fundamental);

(13)	Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets;

(14)	Invest more than 25% of its net assets in any single industry except to the extent that it invests in investment companies and except to the extent that an underlying Fund, in which a Milestone Fund invests, concentrates in a single industry; and

(15)	Merge with another investment company without the approval of shareholders except as approved by the Trust’s Board and as permitted by the 1940 Act, any rule, order or interpretation of the SEC and applicable state law.

The above-mentioned Fund policies and investment limitations are considered and applied at the time investment securities are purchased (with the exception of the restriction on illiquid securities).

For purposes of determining industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the MSCI Barra/Standard & Poor’s Global Industry Classification Standard (“GICS”) or any other reasonable industry classification system.

Note: As stated above, no underlying Fund of a Model Portfolio Fund or a Milestone Fund is permitted to invest more than 25% of its net assets in any single industry; however, also as stated above, this limitation does not apply to an underlying Index Fund to the extent that such industry concentration is a component of such Index Fund’s benchmark.

POLICY ON DISCLOSURE OF FUND PORTFOLIO HOLDINGS

Public Disclosures of the Funds’ Portfolio Holdings

Month-end full portfolio holdings of the Funds will be made publicly available online at www.icmarc.org (the “website”) 25 days after month-end (or the next business day thereafter). Disclosure of Fund portfolio holdings also will be made on a quarterly basis in the Fund’s annual and semi-annual reports to shareholders and in reports on Form N-Q filed with the SEC. These reports are publicly-available upon filing with the SEC, and the portfolio holdings information in them is current as of 60 calendar days before filing.

In addition, marketing materials and the website may disclose the top ten holdings of a Fund, as well as a comparison of such Funds’ top ten holdings from the end of one calendar quarter to the next as is permitted under mutual fund advertising rules.

In addition to the above, some or all of the Funds’ portfolio holdings may be made publicly available at any time on the website provided that, in light of the fact that there will be no confidentiality obligation on the part of any recipient, the Funds’ President and the Funds’ Chief Compliance Officer (“CCO”), or the persons designated by them in writing to act in their absence, make a determination that such disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders. Once information has been made publicly available to all Fund investors on the website, that information may be disclosed in writing or orally to other persons. The CCO shall make and keep a record of all such approved disclosures, and shall report any such disclosures to the Funds’ Board at its next regular meeting. In addition, the Board will be notified of such website disclosure, and a copy of the website disclosure will be provided to the Board, at or before the time it is posted to the website.

Non-Public Disclosures of the Funds’ Portfolio Holdings

General Policies

It is the policy of the Funds not to sell, or to permit any person to receive compensation or other consideration for disclosing, non-public information about Fund portfolio holdings. Further, disclosure of non-public Fund portfolio holdings is not permitted, except as is necessary or appropriate in connection with the day-to-day operations and management of the Funds or otherwise in furtherance of legitimate Fund business purposes.

Non-Public Disclosures to Fund Service Providers

The Funds’ portfolio holdings and related information may be disclosed for legitimate business purposes to the Funds’ investment adviser; subadvisers; custodian; administrator; fund accountant; distributor; transfer agent; sub-transfer agent; dividend disbursing agent; securities lending agent; independent public accountants; legal counsel; rating and ranking organizations; financial printers; pricing information vendors; third-parties that provide investment, analytical, statistical or other necessary or appropriate services to the Fund or to a service provider, including the Funds’ investment adviser, subadvisers or other service providers; and various broker-dealers or commodity professionals contacted by the Funds’ investment adviser or subadvisers in the course of, or in connection with, the Funds’ portfolio transactions (each, a “Service Provider” and collectively, “Service Providers”).

The frequency with which non-public Fund portfolio holdings information may be disclosed to a Service Provider, and the time lag between the date of the information and the date when it is disclosed to the Service Provider, may vary depending on the purposes for which the information is disclosed and other relevant facts and circumstances.

In addition to the Service Providers described above and identified by name elsewhere in this SAI, the service providers that may receive non-public Fund portfolio holdings information include the following: FactSet, Zeno Consulting Group, Automated Securities Clearance LLC, UpTick Data Technologies LLLP, FT Interactive Data Corporation, Electra Information Systems Inc, ISIS Financial Systems, RiskMetrics Group, ITG Inc., ADP Inc., JPMorgan Chase Bank, N.A., Advent Software, Inc., Brown Brothers Harriman & Co., Thomson Reuters Corporation, State Street Bank and Trust, Glass Lewis & Co., Bank of New York, EZE Castle Software, Research Recommendations and Electronic Voting, Fundwork UK Limited, Citibank NA, Evare, LLC, RR Donnelley & Sons Co., and Algorithmics (U.S.).

Non-Public Disclosures to Directors and Independent Directors’ Counsel; Legally Required Disclosures

Non-public Fund portfolio holdings information also may be disclosed to the Trust’s Directors or to counsel to the Independent Directors. Non-public Fund portfolio holdings and related information may be disclosed to any person if required by applicable law (e.g., in a filing with or submission to the SEC or other regulatory body; in connection with a lawsuit or when seeking recovery in legal proceedings; or as required by court or similar order).

Procedures for Non-Public Disclosures

Confidentiality Obligations Required for All Non-Public Disclosures – It is the Funds’ policy that non-public Fund portfolio holdings information can be disclosed (as described above) only if the confidentiality of the information is protected by (a) the obligations of the recipient under a contract with the Trust, a Fund or a Service Provider, (b) the recipient’s fiduciary or professional obligations to the Funds or (c) applicable law (including rules of securities industry self-regulatory organizations).

Approvals Required for Non-Public Disclosures to Service Providers – In addition to the confidentiality requirement above, disclosures of non-public Fund portfolio holdings information to a Service Provider shall be approved by the President, Treasurer, Assistant Treasurer or Secretary of the Trust or by a Manager, Director, Vice-President or Senior Vice-President of VIA or Vantagepoint Transfer Agents LLC (“VTA”).

Any such approval shall be based on a determination that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders, after considering relevant factors (including any known actual or apparent conflicts between the interests of Fund shareholders and the interests of ICMA Retirement Corporation (“ICMA-RC”), VIA, VTA, ICMA-RC Services, LLC (“ICMA-RC Services”) or Fund subadvisers (or any of their affiliated persons)).

Other Non-Public Disclosures

Disclosure of non-public Fund portfolio holdings information to other persons or under circumstances not described above may be made only with the prior approval of the Trust’s President and CCO, based on: (1) a determination that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders, after considering relevant factors (including any known actual or apparent conflicts between the interests of Fund shareholders and the interests of ICMA-RC, VIA, VTA, ICMA-RC Services or Fund sub-advisers (or any of their affiliated persons)); and (2) confirmation that the party receiving the information is or will be subject to a duty or contractual obligation to keep it confidential. The CCO shall make and keep a record of all such approved disclosures and shall report such disclosure to the Trust’s Board at its next regular meeting.

CCO’s Review of Non-Public Disclosures

The CCO shall review, no less frequently than annually, how non-public portfolio holdings information of the Funds is being disclosed to and used by Service Providers and others, to seek to ensure that such disclosure and use is consistent with this policy and with the best interests of the Funds and their shareholders. In addition, the CCO will report to the Board the results of his annual review of non-public portfolio holdings disclosure.

In addition, VIA and the Funds’ subadvisers, transfer agent and distributor have adopted policies and procedures that prohibit their personnel from trading in securities on the basis of material non-public information and impose restrictions and reporting requirements on personal securities transactions, including transactions in shares of the Funds. These policies and procedures, which typically include policies and procedures designed to protect confidential client information, are administered and enforced by each such Service Provider’s compliance staff. The adequacy and effective implementation of the compliance policies and procedures of these Service Providers as well as those of the Funds’ administrator also are subject to periodic monitoring, review and oversight by the CCO.

MANAGEMENT OF THE TRUST

The Trust is governed by the Board. The Directors stand in the position of fiduciaries to the Trust and its shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of the Funds and their shareholders. The Directors are responsible for overseeing and managing the business and affairs of the Trust. The Trust has three classes of directors: Class 1, Class 2 and Class 3. Class 1 and Class 2 directors serve terms that end on or around the fifth anniversary of their commencement. The Class 3 director serves a one year term.

The number of Directors on the Board is fixed at seven, and six of the current Directors are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Director”). The Board has three standing Committees: the Audit Committee, the Investment Committee and the Nominating and Governance Committee. Each Committee is comprised solely of Independent Directors and operates pursuant to a charter adopted by the Board. The Chair of the Board shall at all times be an Independent Director and the Chair of the Audit Committee and the Chair of the Investment Committee are Independent Directors. The Chair of the Board does not serve as President of the Trust.

In addition to presiding at Board or Committee meetings, the Chairs of the Board and the Committees also review agendas for Board and Committee meetings and generally act as liaisons with management. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or Committee from time to time. In addition, the Chair of the Board may delegate his or her powers and duties to the other Directors or to the officers of the Trust as he or she deems appropriate, provided that such delegation is consistent with applicable legal and regulatory requirements.

The Board believes that its leadership structure is appropriate because it allows the Board to exercise informed business judgment over matters under its purview and allocates areas of responsibility among Committees of the Board and the full Board in a manner that seeks to enhance effective oversight. The Board also believes its leadership structure is appropriate in light of the current characteristics of the Trust and its operations, which include, among other things, the fact that all the Funds are organized under a single statutory trust, that the Independent Directors constitute a majority of the Board, the amount of assets under management in the Trust, the investment objectives of the Funds and the ownership of the Trust’s shares.

Risk oversight forms part of the Board’s general oversight of the Funds’ investment program and operations and is addressed as part of various regular Board and Committee activities. Like most mutual funds, the actual day-to-day business of the Trust, including the day-to-day management of risk is performed by certain of the Trust’s third party service providers, such as the Trust’s investment adviser, subadvisers, distributor and administrator. The Board and its Audit Committee and Investment Committee consider risk management matters at meetings held throughout the year. For example, the Audit Committee considers risks related to financial reporting and controls and meets regularly with the Trust’s independent accountant to review reports on such matters and periodically with the internal auditor of the parent company of the

Trust’s investment adviser to consider reports on certain internal audits relating to the Funds. The Investment Committee considers, and meets regularly with the personnel of the Trust’s investment adviser to discuss, the investment performance of the Funds, including investment risk and the use by the subadvisers of various investment strategies, such as the use of derivatives. In addition, under the multi-management structure, the Trust’s investment adviser is responsible for day-to-day oversight, including risk management oversight, of the services provided by the various subadvisers.

The Trust’s investment adviser and certain other service providers prepare regular written reports for Board and Committee meetings that address a variety of risk-related matters. In addition, the Board, the Audit Committee and the Investment Committee may request and receive special written reports or presentations on certain risk-related matters. The Trust’s investment adviser also prepares reports for the Board that enable the Board to monitor the number of fair valued securities in a particular Fund, the reasons for the fair valuation and the methodology used to arrive at the fair value.

The Board also has appointed a CCO for the Trust, who oversees the development and implementation of the Trust’s compliance policies and procedures, which are designed to mitigate risks relating to the possibility of non-compliance with the federal securities laws. The CCO meets quarterly with all Directors and separately in executive session with the Independent Directors, provides presentations to the Board at its quarterly meetings, and presents an annual written compliance report to the Board concerning compliance matters. The CCO also provides regular, and upon request, special, written reports to the Board regarding the operation of the Trust’s compliance policies and procedures. The CCO also discusses relevant risk issues affecting the Trust during executive sessions with the Board and the Independent Directors. In addition, in the event any material risk issues arise, the CCO or other officers of the Trust report such issues to the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. In addition, it is not possible to identify, prevent or mitigate all risks that may adversely affect the Trust.

VIA serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The officers of the Trust are also officers of VIA or its affiliated persons. The officers of the Trust manage its day-to-day operations and are elected by and responsible to the Trust’s Board.

INFORMATION ABOUT THE DIRECTORS AND OFFICERS

The following table provides information about the Directors and officers of the Trust. Each Director oversees all 30 Funds. The business mailing address for the Directors and officers of the Trust is 777 North Capitol Street, N.E., Suite 600, Washington, DC 20002.

Independent Directors

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
George M. Chamberlain, Jr. (68)	Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2016; Director since January 2012	Director and Vice President, Legal and Business Affairs —SCM Advantage LLC (supply chain consulting) (October 2009 – present); Principal—GMC Consulting (corporate consulting) (May 1999 – present); Board member—Alzheimer’s Association Delaware Valley Chapter (January 2008 – present); Board member—Trapp Family Lodge Cooperative (non-profit) (April 2008 – present); Board member and Vice Chair—Walnut Street Theater (January 2000 –June 2010)	N/A

Dorothy D. Hayes (64)	Director, Audit Committee Member and Chair, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2019; Director since April 2013	Director, Chair of the Enterprise Risk Committee, and member of Executive Committee — First Tech Federal Credit Union (2011–present); Director and Chair of the Finance Committee — American Leadership Forum - Silicon Valley (2011– present); Director (2010 –present), Chair of the Audit Committee (2010 – 2013) and Chair of the Board of Directors (2012 – present) — Silicon Valley FACES; Trustee, chair of the Finance Committee, member of the Executive Committee, and member of the Investment Committee — Computer History Museum (2006 – present); Director and Chair of the Audit Committee — Range Fuels (development-stage biofuels company) (2008 – 2012); Director and Chair of the Finance Committee — Addison Avenue Federal Credit Union (2002 –2010); Trustee—Foothills Foundation, Foothills Congregational Church (church foundation) (2004-present)	N/A

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Takashi B. Moriuchi (42)	Director; Investment Committee Member	October 31, 2016; Director since March 2014	Partner —Estancia Capital Management, LLC (private equity firm) (January 2010 – present); Board member —Snowden Capital Advisors LLC (investment advisory firm) (January 2014 – present); Board member —Spruce Private Investors, LLC (investment advisory firm)(October 2012 – present); Director—Equinoxe Alternative Investment Services (alternative investment fund administrator/service provider)(August 2013 – present); Trustee—The Philadelphia School (December 2011 – present); Assets Committee member—Moorestown Friends School (September 2011 – present)	N/A

Timothy M. O’Brien (65)	Chair of the Board and Director, Audit Committee Member, Investment Committee Member and Chair, and Nominating and Governance Committee Member	September 26, 2017; Director since September 2005

City Auditor—City of Denver, Colorado (July 2015 – present); Independent Consultant (pension consulting) (2003 – 2015); Trustee, Chair of Audit

Committee and member of

Investment and Benefits

Committees—Public

Employees Retirement

Association of Colorado (July 2011– present)

N/A

JoAnn H. Price (65)	Director, Investment Committee Member	October 31, 2016; Director since October 2013	President—Fairview Capital Partners, Inc. (private equity firm) (October 1994 – present); Board member—The Board of Regents for Higher Education (State of Connecticut) (December 2013 – present); Treasurer (2011 – present) and Director (October 2001 – present)—Apollo Theater	N/A

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Foundation; Director—Hartford Foundation for Public Giving (January 2010 – present); Vice Chair (2009 – present) and Director (January 2003 – present)—YMCA of Greater Hartford; Trustee (January 2002 – present) and Former President (2004 –2010)—The Amistad Center for Art and Culture; Director—Hartford Communities that Care, Inc. (January 2012 – present); Member—Howard University School of Business Board of Visitors (January 2002 – present); Trustee—Connecticut Women’s Hall of Fame (January 2012 – present)

Catherine A. Zaharis (54)	Director, Investment Committee member	October 31, 2019; Director since January 2015	Business Director, MBA Finance Career Academy—University of Iowa, Tippie College of Business (October 2008 – present); Chair (November 2013 – present), Board member (October 1999 – present) and former member of Investment Committee (October 1999 – October 2013)—University of Iowa Foundation; Chair (2014 – present) and Board member (2001 – present) — National I-Club	N/A

NOTE:

†	The Declaration of Trust sets forth the length of the Class 1 and Class 2 Directors’ terms (five years for Class 1 and Class 2 Directors), limits each Class 1 and Class 2 Director’s length of service to 12 consecutive years, and prohibits each Director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the Director’s current term, the end of the Class 1 or Class 2 Director’s 12th year of service, or the Director’s retirement date, whichever occurs first.

Interested Director

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
J. Thomas Lundy (65)*	Director	October 31, 2015; Director since November 2014	Board member (January 2010– present) and Chair of the Board of Directors (January 2014 – present) —ICMA Retirement Corporation; County Manager—Catawba County Government, North Carolina (March 1979 – present); Board member—Alliance for Innovation (local government association) (January 2013 – present); Board member—Credentialing Advisory Board of the International City/County Management Association (2007 – present)	N/A

NOTES:

*	Mr. Lundy is considered to be an “interested person” of the Trust (as that term is defined under the 1940 Act), and thus an “Interested Director,” because he is a Director of ICMA Retirement Corporation (“ICMA-RC”), the parent company of VIA and of ICMA-RC Services, LLC (“RC Services”), the distributor of the Trust’s shares.
†	The Declaration of Trust sets forth the length of the Interested Director’s term (one year for the Class 3 Director), and prohibits each Director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the Interested Director’s current term, or the Director’s retirement date, whichever occurs first.

Additional Information Regarding the Directors

Each director possesses the specific experience, qualifications, attributes and skills necessary to serve as such. In particular, Mr. Chamberlain has experience as a director and officer for other mutual fund complexes, and has investment management, legal and executive experience having served as the Chief Compliance Officer and General Counsel for a mutual fund administrator and General Counsel for an SEC registered investment adviser; Ms. Hayes has experience in the field of corporate finance as well as executive, audit and financial experience having served in a variety of finance-related positions at publicly traded companies, and she has served as either a director, committee member or committee chair at several non-profit organizations and credit unions; Mr. Lundy has executive and public sector experience through a senior executive position in a local government and has experience as a director of an SEC registered investment adviser firm; Mr. Moriuchi has experience in the investment management industry having served in a variety of senior and executive positions at several asset management firms (including an SEC registered investment adviser) as well as certain private equity firms, and has board experience as either a board member or Committee member at an SEC registered investment adviser firm, a fund service provider and at certain educational organizations; Ms. Price has experience in the investment management field, has executive and financial experience as President of an SEC registered investment adviser firm, and has board membership experience having served as either a director or chair at several non-profit organizations; Mr. O’Brien has financial and executive experience having served as a pension consultant and as a chief executive officer for a non-profit organization, has government audit and accounting experience having served as auditor of a state government and serves as a trustee, committee member and committee chair at a state pension plan; and Ms. Zaharis has experience in the investment management industry having served in senior positions at asset management firms (including an SEC registered investment adviser), and she has served as a board director, chair of the board, and committee member (as well as committee chair) at an educational organization’s endowment foundation and has formerly served as a board member at certain philanthropic and civic leadership organizations.

Officers

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Robert P. Schultze (65)	President and Principal Executive Officer	Since March 2015	Chief Executive Officer and President—ICMA Retirement Corporation (February 2015 – present); President and Manager—Vantagepoint Investment Advisers, LLC, and ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (February 2015 – present); Director and President, VantageTrust Company, LLC (February 2015 – present); Director—Virginia Retirement System (August 2005 – February 2015)	N/A

Karen D. McBarnette (56)	Vice President and Chief Compliance Officer	Since November 2014	Senior Vice President and Chief Compliance Officer (November 2014 – present) —ICMA Retirement Corporation; Chief Compliance Officer —Vantagepoint Investment Advisers, LLC and VantageTrust Company, LLC (November 2014 – present); Vice President (Mutual Fund Compliance) (2013 – November 2014), Director (Compliance - Mutual Funds) (2008 – 2013)—ICMA Retirement Corporation; Acting Chief Compliance Officer — The Vantagepoint Funds, Vantagepoint Investment Advisers, LLC, ICMA Retirement Corporation, VantageTrust Company, LLC (October 2014 – November 2014)	N/A

Michael Guarasci (55)	Treasurer	Since September 2015

Senior Vice President and Chief Financial Officer—ICMA Retirement Corporation (September 2015 – present); Treasurer— Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, and ICMA-RC Services, LLC (broker-dealer) (September 2015 – present); Chief Financial Officer—InfraredX, Inc. (life sciences company) (December 2012 – April 2015); Chief Operating Officer—Indus Capital Partners, LLC (asset management firm) (October 2007 – December 2012);

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Angela C. Montez (47)	Secretary	Since December 2006

Senior Vice President, General Counsel and Secretary—ICMA Retirement Corporation (April 2015 – present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP, ICMA-RC Services, LLC(broker-dealer), and

VantageTrust Company, LLC (April 2015 – present); Managing Vice President, Deputy General Counsel (October 2007 –March 2015) and Assistant Secretary (November 2006 – March 2015)—ICMA Retirement Corporation; Assistant Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC (December 2011 – March 2015); Assistant Secretary—VantageTrust Company, LLC (February 2008 – March 2015)

N/A

Richard P. Whitty (47)	Assistant Treasurer	Since June 2012	Vice President, Controller (May 2012 – present) and Assistant Treasurer (June 2012 – present) —ICMA Retirement Corporation; Assistant Treasurer, VantageTrust Company, LLC (June 2012 – Present); Assistant Treasurer— Vantagepoint Transfer Agents, LLC, Vantagepoint Investment Advisers, LLC and ICMA-RC Services, LLC (broker-dealer) (December 2012 – present); Director and Assistant Controller —ICMA Retirement Corporation (May 2005 – May 2012)	N/A

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
George H. Suzich (60)	Assistant Treasurer	Since March 2009	Managing Vice President (Tax & Regulatory Compliance) (January 2014 – present) and Assistant Treasurer (2009 – present)—ICMA Retirement Corporation; Assistant Treasurer— Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC (broker dealer) (December 2010 – present); Assistant Treasurer—VantageTrust Company, LLC (April 2009 – present); Vice President (Tax & Regulatory Compliance) —ICMA Retirement Corporation (July 2005 – January 2014)	N/A

Victor J. Edgar (54)	Assistant Treasurer	Since March 2013	Vice President (Financial Operations) —ICMA Retirement Corporation (October 2012 – present); Director (Financial Operations)—ICMA Retirement Corporation (July 2006 – September 2012)	N/A

Thomas G. McAndrews (47)	Assistant Secretary	Since March 2015	Managing Vice President and Deputy General Counsel (May 2015 – present) Vice President (Securities Counsel) (June 2008 – May 2015) and Assistant Secretary (February 2015 – present)—ICMA Retirement Corporation; Assistant Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC(broker dealer) (December 2010 – present); Assistant Secretary—VantageTrust Company, LLC (February 2015 – present)	N/A

Christopher F. Chase (40)	Assistant Secretary	Since March 2015	Senior Counsel—ICMA Retirement Corporation (September 2012 – present); Attorney-Advisor—U.S. Securities and Exchange Commission, Division of Corporation Finance (September 2008 – August 2012)	N/A

COMPENSATION

Directors are paid a quarterly retainer for their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter. The chairperson of the Board is paid a higher quarterly retainer in recognition of the additional responsibilities and time required in serving in that position.

In addition, each Director is paid a fee for each regular meeting and each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A Director also is paid a meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A Director does not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing Director education, a Director who attends an Investment Company Institute seminar or conference receives an attendance fee, limited to a certain dollar amount per year.

At the conclusion of each calendar year, a stipend is paid to each Director of the Trust who attended all “in-person” regular, special and committee meetings for which he or she was responsible. A lesser stipend is paid to those Directors who missed one meeting, and to those Directors who missed no more than one regular Board meeting and one committee or special meeting. Attendance at a meeting by telephone does not count as attendance, unless the meeting was scheduled as a teleconference. Failure to attend a meeting caused by flight cancellations or family emergencies or absences from special Board meetings or committee meetings due to prior schedule conflicts announced at the time the meeting was scheduled are not considered missed meetings for purposes of calculating the stipend.

Compensation is adjusted annually for increases in the national CPI/urban index, with a maximum annual increase of five (5) percent.

The Trust pays a portion of the cash compensation of the CCO of the Trust. ICMA-RC, VIA’s parent company, also compensates the Trust’s CCO for serving as its Chief Compliance Officer, as well as VIA’s Chief Compliance Officer. The amount paid by the Trust during the year ended December 31, 2014 totaled $245,408.

The following table provides information about compensation received by each Director for the fiscal year ended December 31, 2014.

Name of Person	Aggregate Compensation From the Trust
Independent Directors
George M. Chamberlain	$23,505
Dorothy D. Hayes	$24,034
Takashi B. Moriuchi*	$19,135
Timothy M. O’Brien	$26,127
JoAnn H. Price	$18,194
Catherine A. Zaharis*	$0
Interested Director
J. Thomas Lundy**	$0

*	Mr. Moriuchi’s service as a Director began on March 1, 2014, and Ms. Zaharis’ service as a Director began on January 1, 2015.
**	Mr. Lundy’s service as a Director began on November 1, 2014. Mr. Lundy declined to receive compensation for the year ended December 31, 2014.

OWNERSHIP OF FUND SHARES BY THE DIRECTORS

The following table represents Fund shares owned by the Directors as of December 31, 2014.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
George M. Chamberlain	-0-	None
Dorothy D. Hayes	-0-	None
Takashi B. Moriuchi*	-0-	None
Timothy M. O’Brien	Equity Income – $10,001-$50,000 Growth & Income Fund – $10,001-$50,000 Select Value Fund – $10,001-$50,000 Discovery Fund – $10,001-$50,000	$50,001-$100,000
JoAnn H. Price	-0-	None
Catherine A. Zaharis*	-0-	None
Interested Director
J. Thomas Lundy*	Overseas Equity Index Fund – Over $100,000 Model Portfolio Long Term Growth Fund – Over $100,000	Over $100,000

*	Mr. Moriuchi’s service as a Director began on March 1, 2014, Mr. Lundy’s service as a Director began on November 1, 2014, and Ms. Zaharis’ service as a Director began on January 1, 2015.

As of the date of this SAI, Directors and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund (or each class thereof, as applicable).

COMMITTEES OF THE BOARD

There are three standing committees of the Board: Audit Committee; Nominating and Governance Committee; and Investment Committee.

The members of the Audit Committee are: George M. Chamberlain, Jr., Dorothy D. Hayes, and Timothy M. O’Brien. The Board has determined that Ms. Hayes and Mr. O’Brien are “audit committee financial experts” as that term has been defined under the federal securities laws. The Audit Committee operates pursuant to a charter adopted by the Board. The responsibilities of the Audit Committee include: acting as a liaison between the independent registered public accountants and the Board and overseeing the Funds’ accounting and financial reporting practices; approving the engagement, retention and termination of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the scope of the audit, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board on significant results of the Committee’s activities. The Audit Committee held four meetings during the fiscal year ended December 31, 2014.

The members of the Nominating and Governance Committee are: George M. Chamberlain, Jr., Dorothy D. Hayes, and Timothy M. O’Brien. The Committee operates pursuant to a charter adopted by the Board. The Committee is responsible for evaluating qualifications of candidates for Board membership and making recommendations for nominees to the Board (and, with regard to nominations of independent director candidates, makes recommendations to the other Independent Directors). The Nominating and Governance Committee will review shareholder recommendations to fill vacancies, provided they are submitted in writing, addressed to the Committee and mailed to the Trust at the address listed in the SAI. The Committee will periodically review Board member compensation and reviews, as necessary, the responsibilities of any Board committee. The Nominating and Governance Committee makes recommendations to the Board for nomination for membership on Board Committees and reviews committee assignments. The Nominating and Governance Committee held four meetings during the fiscal year ended December 31, 2014.

The Investment Committee consists of all of the Board’s Independent Directors and operates pursuant to a charter adopted by the Board. The responsibilities of the Investment Committee include: receiving and reviewing reports from the Adviser on the investment performance of each Fund, including subadviser performance; reviewing and considering recommendations from the Adviser regarding proposed new Funds and proposed changes to the investment objectives and strategies for existing Funds; reviewing and considering recommendations from the Adviser regarding proposed new Fund subadvisers, proposed changes to the target allocations of the assets of a Fund among its existing subadvisers, and the termination of subadvisers; reviewing and considering recommendations from the Adviser regarding any proposed changes among the underlying Funds in which the Model Portfolio Funds or the Milestone Funds invest and to the target allocations to such underlying Funds; and periodically reviewing the investment performance benchmarks and peer group comparisons for each Fund and any changes to such benchmarks or peer groups that may be proposed from time to time by the Adviser. The Investment Committee held six meetings during the fiscal year ended December 31, 2014.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons. A majority of the voting shares of each Fund are held either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by VantageTrust, a group trust sponsored and maintained by VantageTrust Company, LLC (“Trust Company”), 777 N. Capitol Street, N.E. Washington, DC 20002. VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking company, has the power to vote the shares of the Funds directly held by VantageTrust, and pursuant to the proxy voting policies adopted by the Funds’ Adviser, the Fund’s Adviser generally will seek instructions from the board of directors of the Trust Company on how to vote the shares of the underlying Funds held by the Model Portfolio Funds and the Milestone Funds, and will cast such votes in accordance with the instructions received. The Trust Company therefore, directly or indirectly, has the power to vote more than 25% of each Fund’s voting securities and is therefore considered a “control person” of the Funds for purposes of the 1940 Act. Both the Trust Company and the Funds’ Adviser are wholly owned subsidiaries of ICMA-RC. As a control person of each Fund, the Trust Company has the ability to control the outcome of matters submitted to the vote of shareholders.

The following represents the percentage of total shares outstanding in each of the Funds held, directly or indirectly, by VantageTrust as of August 31, 2015:

Fund	Percentage (total shares outstanding) held by VantageTrust
Low Duration Bond Fund	76.89%
Inflation Focused Fund	78.06%
High Yield Fund	85.86%
Equity Income Fund	90.08%
Growth & Income Fund	84.50%
Growth Fund	94.24%
Select Value Fund	91.78%
Aggressive Opportunities Fund	94.88%
Discovery Fund	90.93%
International Fund	85.51%
Diversifying Strategies Fund	86.60%
Core Bond Index Fund	87.21%
500 Stock Index Fund	91.62%
Broad Market Index Fund	79.56%
Mid/Small Company Index Fund	86.19%
Overseas Index Fund	93.90%
Model Portfolio Conservative Growth Fund	84.23%
Model Portfolio Traditional Growth Fund	91.32%
Model Portfolio Long-Term Growth Fund	94.77%
Model Portfolio Global Equity Growth Fund	94.29%
Milestone Retirement Income Fund	72.80%
Milestone 2010 Fund	74.62%
Milestone 2015 Fund	79.75%
Milestone 2020 Fund	83.56%
Milestone 2025 Fund	83.15%
Milestone 2030 Fund	81.73%
Milestone 2035 Fund	80.29%
Milestone 2040 Fund	81.37%
Milestone 2045 Fund	76.12%
Milestone 2050 Fund	74.20%

Principal Holders. Below are the names, addresses, and percentage of ownership of each person (or entity) that owns of record or is known to own beneficially 5% or more of any class of any Fund’s outstanding shares as of August 31, 2015:

Name	Address	Fund and Class	Percentage Owned
VantageTrust	777 N. Capitol Street, NE	Low Duration Bond Fund – T Shares	82.98%
	Washington, DC 20002	Inflation Focused Fund – T Shares	81.75%
		High Yield Fund – T Shares	85.86%
		Equity Income Fund – T Shares	92.18%
		Growth & Income Fund – T Shares	86.49%
		Growth Fund – T Shares	95.32%
		Select Value Fund – T Shares	93.47%
		Aggressive Opportunities Fund – T Shares	97.96%
		Discovery Fund – T Shares	93.28%
		International Fund – T Shares	93.28%
		Diversifying Strategies Fund – T Shares	86.60%
		Core Bond Index Fund – T Shares	89.17%
		500 Stock Index Fund – T Shares	100.00%
		Broad Market Index Fund – T Shares	85.65%
		Mid/Small Company Index Fund – T Shares	92.22%
		Overseas Index Fund – T Shares	98.01%
		Model Portfolio Conservative Growth Fund – TM Shares	100.00%
		Model Portfolio Traditional Growth Fund – TM Shares	100.00%
		Model Portfolio Long-Term Growth Fund – TM Shares	100.00%
		Model Portfolio Global Equity Growth Fund – TM Shares	100.00%
		Milestone Retirement Income Fund – TM Shares	100.00%
		Milestone 2010 Fund – TM Shares	100.00%
		Milestone 2015 Fund – TM Shares	100.00%
		Milestone 2020 Fund – TM Shares	100.00%
		Milestone 2025 Fund – TM Shares	100.00%
		Milestone 2030 Fund – TM Shares	100.00%
		Milestone 2035 Fund – TM Shares	100.00%
		Milestone 2040 Fund – TM Shares	100.00%
		Milestone 2045 Fund – TM Shares	100.00%
		Milestone 2050 Fund – TM Shares	100.00%

Name	Address	Fund and Class	Percentage Owned
State College Borough General Employees Pension Plan	243 South Allen Street State College, PA 16801	Low Duration Bond Fund - Investor Shares International Fund – Investor Shares 500 Stock Index Fund – Class II Mid/Small Company Index Fund – Class II Core Bond Index Fund – Class II	11.41 19.06 35.62 25.70 22.64	% % % % %

State College Borough Police Pension Plan	243 South Allen Street State College, PA 16801	Low Duration Bond Fund - Investor Shares International Fund – Investor Shares 500 Stock Index Fund – Class II Mid/Small Company Index Fund – Class II Core Bond Index Fund – Class II	12.73 21.26 39.75 28.68 25.26	% % % % %

Name	Address	Fund and Class	Percentage Owned
Prudential Retirement Insurance and Annuity Company	One Commercial Plaza 280 Trumbull Street Hartford, CT 06103-3599	Growth & Income Fund - T Shares Broad Market Index Fund – T Shares Inflation Focused Fund – T Shares	5.91 14.35 9.02	% % %

New York Life Trust Company	169 Lackawanna Ave Parsippany, NJ 07054-1007

Aggressive Opportunities Fund – Investor Shares

International Fund – Investor Shares

Growth & Income Fund – Investor Shares

Equity Income Fund – Investor Shares

Broad Market Index Fund – Class I

Inflation Focused Fund – Investor Shares

Discovery Fund – Investor Shares

Select Value Fund – Investor Shares

			8.99 10.44 10.23 7.64 11.02 6.99 28.15 10.20	% % % % % % % %

County of Sacramento	700 H Street Suite 4667 Sacramento, CA 95814

Milestone 2020 Fund – Investor M Shares

Milestone 2025 Fund – Investor M Shares

Milestone 2030 Fund – Investor M Shares

Milestone 2035 Fund – Investor M Shares

Milestone 2040 Fund –Investor M Shares

Milestone 2045 Fund – Investor M Shares

Mid/Small Company Index Fund – Class II

Overseas Equity Index Fund – Class II

			6.48 9.23 10.67 14.20 14.72 21.11 5.04 10.21	% % % % % % % %

County of Orange	333 NW. Santa Anna Blvd. 2nd Floor Santa Ana, CA 92701

Select Value Fund – Investor Shares

Discovery Fund – Investor Shares

Core Bond Index Fund – Class II

Aggressive Opportunities Fund Investor Shares

Overseas Equity Index Fund – Class II

Mid/Small Company Index Fund – Class II

500 Stock Index Fund – Class II

Milestone 2025 Fund – Investor M Shares

Milestone 2030 Fund – Investor M Shares

Milestone 2035 Fund – Investor M Shares

Milestone 2040 Fund – Investor M Shares

			9.69 11.83 7.25 6.49 17.35 17.35 11.25 6.20 5.72 6.14 6.95	% % % % % % % % % % %

Orange County Library District	101 East Central Blvd. Orlando, FL 32801	Overseas Equity Index Fund – Class II Mid/Small Company Index Fund – Class II Broad Market Index Fund – Class II	61.40 9.85 37.47	% % %

City of St. Charles	200 North Second Street St. Charles, MO 63301	Core Bond Index Fund – Class II	16.14%

City of San Pablo	1 Alvarado Square San Pablo, CA 94086	Model Portfolio Long-Term Growth Fund – Investor M Shares	6.30%

Delta Charter Township	7710 W. Saginaw Hwy Lansing, MI 48917	Model Portfolio Conservative Growth Fund – Investor M Shares	10.78%

City of Port St. Lucie	121 S.W. Port St. Lucie Blvd. Port St. Lucie, FL 34984	Low Duration Bond Fund – Investor Class Broad Market Index Fund – Class II	7.07 43.79	% %

Town of Concord	P.O. Box 535 Concord, MA 01742	Milestone 2030 Fund – Investor M Shares	7.86%

City of Gaithersburg	31South Summit Ave. Gaithersburg, MD 20887	Model Portfolio Long-Term Growth Fund – Investor M Shares	7.24%

County of Loudon	1 Harrison St. SE Leesburg, VA 20177	Milestone 2045 Fund – Investor M Shares	5.67%

City of Mill Valley	26 Corte Madera Ave. Mill Valley, CA 94941	Model Portfolio Conservative Growth Fund – Investor M Shares	6.65%

City of Brentwood	5211 Maryland Way Brentwood, TN 37027	Core Bond Index Fund – Class II	8.45%

Town of Groton	45 Fort Mill Rd. Groton, CT 06340	Model Portfolio Conservative Growth Fund – Investor M Shares	6.62%

INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly owned subsidiary of, and is controlled by, ICMA-RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. ICMA-RC has been registered as an investment adviser with the SEC since 1983.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the SEC.

VIA provides investment advisory services to each of the Funds, including the Model Portfolio Funds and Milestone Funds, pursuant to Master Investment Advisory Agreements (each an “Advisory Agreement”). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers (as applicable), and performance monitoring. VIA furnishes periodic reports to the Trust’s Board regarding the investment strategy and performance of each Fund.

In connection with managing the investment operations of the Funds, VIA has the authority to supervise and direct each Fund’s investments and has the discretion to determine from time to time what securities and other investments will be purchased or sold by a Fund and what portion of its assets will be invested or held uninvested as cash. VIA also may place orders with or through such brokers, dealers or futures commissions merchants as it may select. In addition, VIA has the authority and discretion to discharge and delegate its investment management responsibilities through the appointment of one or more subadvisers.

VIA supervises and directs each Fund’s investments and continually monitors the performance of the subadvisers. Currently, all Funds other than the Model Portfolio Funds and Milestone Funds have one or more subadvisers. Pursuant to Board approval, the subadvisers are retained with the assistance of VIA, and day-to-day discretionary security and brokerage selection and portfolio management rests with the subadvisers. As each Model Portfolio Fund and Milestone Fund invests in a combination of other Funds of the Trust and one or more third party ETFs, VIA is responsible for allocating the assets of each Model Portfolio Fund and Milestone Fund among these underlying funds, and for selecting the broker-dealers who will execute the purchases or sales of the ETFs for the Model Portfolio Funds and Milestone Funds.

From time to time VIA may recommend to the Board that a subadviser be terminated and replaced with another subadviser or an additional subadviser be hired. VIA may also recommend to the Board that a portion of a Fund’s assets that had been managed by a terminated subadviser be managed using an indexing strategy on a temporary basis, while VIA conducts a search for a replacement subadviser. This would only be considered by VIA if an appropriate index was available that met the stated investment objective and strategy of a Fund.

Pursuant to the Advisory Agreements, each Fund compensates VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

ADVISORY FEE

Name of Fund	Advisory Fee
Each Fund except the High Yield Fund, Model Portfolio Funds and Index Funds*	0.10% on all assets

High Yield Fund*	0.28% on all assets

Each Index Fund	0.05% on all assets

Each Model Portfolio Fund	0.10% on the first $500 million of assets 0.09% on the next $500 million to $1 billion of assets 0.08% over $1 billion of assets

*	For the period from January 4, 2016 until April 30, 2017, VIA has contractually agreed to waive a portion of its investment advisory fee so that its advisory fee shall not exceed of the Milestone 2055 Fund’s annual average daily net assets under management with VIA.
**	For the period from May 1, 2015 until April 30, 2016, VIA has contractually agreed to waive a portion of its investment advisory fee so that its advisory fee shall not exceed 0.20% of the High Yield Fund’s annual average daily net assets under management with VIA.

Advisory fees of a Fund are allocated to each share class of such Fund (as applicable) on the basis of the relative net assets of each share class.

VIA received the following investment advisory fees for the fiscal years ended December 31, 2012, 2013, and 2014:

Advisory Fee Paid	2012	2013	2014
Low Duration Bond Fund	$563,783	$583,343	$713,832
Inflation Focused Fund	640,084	613,624	557,632
High Yield Fund*	N/A	N/A	567,240
Equity Income Fund	1,934,181	2,208,494	2,399,717
Growth & Income Fund	1,248,071	1,446,670	1,685,720
Growth Fund	1,866,490	2,054,629	2,271,593
Select Value Fund	343,354	410,029	463,863
Aggressive Opportunities Fund	994,159	1,093,685	1,153,528
Discovery Fund	204,544	236,583	273,945
International Fund	1,228,932	1,319,485	1,478,068
Diversifying Strategies Fund	916,792	1,012,244	1,086,185
Core Bond Index Fund	602,568	629,132	754,381

Advisory Fee Paid	2012	2013	2014
500 Stock Index Fund	215,828	273,973	347,779
Broad Market Index Fund	268,030	314,719	407,601
Mid/Small Company Index Fund	227,916	289,550	362,408
Overseas Equity Index Fund	101,580	125,416	153,038
Model Portfolio Conservative Growth Fund	579,735	618,608	652,152
Model Portfolio Traditional Growth Fund	1,308,463	1,402,848	1,520,554
Model Portfolio Long-Term Growth Fund	1,608,472	1,761,059	1,941,640
Model Portfolio Global Equity Growth Fund	675,828	764,771	896,384
Milestone Retirement Income Fund	228,374	293,947	331,668
Milestone 2010 Fund	231,545	266,261	293,469
Milestone 2015 Fund	409,822	496,575	569,669
Milestone 2020 Fund	429,733	548,295	697,540
Milestone 2025 Fund	342,249	448,877	583,565
Milestone 2030 Fund	269,475	357,120	478,253
Milestone 2035 Fund	175,037	241,244	331,514
Milestone 2040 Fund	170,794	235,376	321,588
Milestone 2045 Fund	43,854	69,801	114,484
Milestone 2050 Fund **	110	11,096	9,055

*	Fees for the High Yield Fund are N/A for 2012 and 2013 because this Fund did not commence operations until May 1, 2014. For the period from May 1, 2015 until April 30, 2016, VIA has contractually agreed to waive a portion of its investment advisory fee so that its advisory fee shall not exceed 0.20% of the High Yield Fund’s annual average daily net assets under management with VIA.
**	VIA has contractually agreed to waive fees and/or reimburse expenses to the Milestone 2050 Fund until April 30, 2016 by limiting total annual fund operating expenses to 0.85% for the TM Shares (effective March 1, 2013) and 1.10% for the Investor M Shares (the Fund’s existing shares were renamed Investor M Shares on March 1, 2013).

VIA or its broker-dealer affiliate, ICMA-RC Services, provides all distribution and marketing services for the Funds. ICMA-RC Services receives no compensation for its services as principal underwriter and distributor of the Funds. Neither VIA nor ICMA-RC Services receive compensation for the distribution and marketing services they provide to the Funds. The Funds’ shares are offered on a continuous basis.

VTA, an affiliated person of VIA, is the Funds’ designated transfer agent and, pursuant to a Transfer Agency and Administrative Services Agreement (the “VTA Agreement”), provides certain transfer agency and administrative shareholder support services for the Funds and the share classes thereof related to the retirement plans and other investors investing in the Funds. The services provided by VTA under the VTA Agreement include, among other things, preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders.

VTA receives asset-based compensation for these services (“VTA Fees”) on an annual basis. Prior to March 1, 2013, such VTA Fees were as follows:

Fund	Fee
All Funds, except the Index Funds, the Model Portfolio Funds and the Milestone Funds	0.35%
Index Funds: Class I Shares	0.30%
Index Funds: Class II Shares	0.10%

Fund	Fee
Model Portfolio Funds and Milestone Funds	None

Beginning March 1, 2013, VTA Fees are as follows:

Fund	Fee
All Funds (Investor Shares), except the Index Funds, the Diversifying Strategies Fund, the High Yield Fund,* the Model Portfolio Funds and the Milestone Funds	0.35%
Index Funds: Class I Shares	0.30%
Index Funds: Class II Shares All Funds (T Shares)**, except the Model Portfolio and the Milestone Funds	0.10 0.10	% %
Model Portfolio Funds and Milestone Funds – TM Shares Model Portfolio Funds and Milestone Funds – Investor M Shares	None 0.25%

*	The High Yield Fund did not commence operations until May 1, 2014.
**	VTA has contractually agreed to waive 0.05% of its 0.10% VTA Fee on T shares of the Index Funds through April 30, 2016.

VTA Fees for the fiscal years ended December 31, 2012, 2013 and 2014 were as follows:

Amount Received	2012	2013	2014
Low Duration Bond Fund	$1,973.281	$1,039,159	$841,110
Inflation Focused Fund	2,240,341	1,095,206	624,869
High Yield Fund*	N/A	N/A	202,592
Equity Income Fund	6,769,771	3,592,045	2,548,219
Growth & Income Fund	4,368,340	2,339,440	1,783,848
Growth Fund	6,532,850	3,296,562	2,344,280
Select Value Fund	1,201,764	651,120	486,776
Aggressive Opportunities Fund	3,479,629	1,779,232	1,234,961
Discovery Fund	715,919	378,289	287,027
International Fund	4,301,350	2,165,720	1,525,355
Diversifying Strategies Fund	3,208,837	1,615,995	1,086,224
Core Bond Index Fund	2,946,880	1,744,469	821,311
500 Stock Index Fund	638,514	643,687	442,939
Broad Market Index Fund	783,985	742,705	514,522
Mid/Small Company Index Fund	999,603	763,065	440,954
Overseas Equity Index Fund	302,267	292,577	184,119
Model Portfolio Conservative Growth Fund	N/A	179,093	263,094
Model Portfolio Traditional Growth Fund	N/A	209,095	327,486
Model Portfolio Long-Term Growth Fund	N/A	182,253	286,428
Model Portfolio Global Equity Growth Fund	N/A	78,486	127,536
Milestone Retirement Income Fund	N/A	147,497	219,638
Milestone 2010 Fund	N/A	126,473	181,867
Milestone 2015 Fund	N/A	186,529	276,910
Milestone 2020 Fund	N/A	170,337	273,574
Milestone 2025 Fund	N/A	139,763	236,226
Milestone 2030 Fund	N/A	119,954	212,737

Amount Received	2012	2013	2014
Milestone 2035 Fund	N/A	89,886	159,308
Milestone 2040 Fund	N/A	83,573	148,618
Milestone 2045 Fund	N/A	35,367	69,937
Milestone 2050 Fund	N/A	9,087	21,301

*	Fees for the High Yield Fund are N/A for the above periods because this Fund did not commence operations until May 1, 2014.

VIA’s advisory fees, as well as VTA Fees, are deducted from the applicable Fund’s assets, and their effect is factored into any quoted share price or investment return for that Fund.

The address for VIA, ICMA-RC Services, and VTA is 777 N. Capitol Street, N.E., Washington, DC 20002.

On May 5, 2008, VTA contracted with JPMorgan Chase Bank, N.A., 303 Broadway, Cincinnati, Ohio, 45202, to serve as sub-transfer agent to the Funds, to maintain certain transfer agency records and provide certain related services to VTA. On December 13, 2011, JPMorgan Chase Bank, N.A. delegated to US Bancorp Fund Services, LLC, 777 E. Wisconsin Ave., Milwaukee, Wisconsin, 53202, the obligation to perform these sub-transfer agent services. VTA compensates JPMorgan Chase Bank, N.A. for such services from VTA Fees it receives from the Fund.

The Trust, VIA, ICMA-RC Services and each subadviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes apply to the personal investing activities of access persons as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, pre-clear securities transactions. A copy of these codes are on file with the SEC and available to the public.

On May 5, 2008, the Funds entered into a Mutual Fund Service Agreement with J.P. Morgan Investor Services Co. (whose successor in interest is JPMorgan Chase Bank, N.A. (“JP Morgan”)), wherein JP Morgan performs certain financial reporting, tax services, fund accounting, administrative, and portfolio compliance services for the Funds. JP Morgan receives fees for the services provided that are either a specified dollar amount or based on a percentage of a Fund’s assets depending on the type of service being provided. JP Morgan received the following fees for these services for the fiscal years ended December 31, 2012, 2013, and 2014:

Fund	2012	2013	2014
Low Duration Bond Fund	$38,750	$46,500	$54,778
Inflation Focused Fund	38,750	46,500	54,250
High Yield Fund*	N/A	N/A	14,750
Equity Income Fund	74,128	95,207	125,552
Growth & Income Fund	56,832	72,382	95,079
Growth Fund	81,166	97,575	124,086
Select Value Fund	44,167	53,000	61,833
Aggressive Opportunities Fund	56,596	68,557	85,422

Fund	2012	2013	2014
Discovery Fund	38,750	46,500	54,250
International Fund	61,852	78,589	102,221
Diversifying Strategies Fund	59,307	73,915	90,368
Core Bond Index Fund	47,981	59,898	77,856
500 Stock Index Fund	36,250	43,500	53,842
Broad Market Index Fund	36,250	43,500	55,778
Mid/Small Company Index Fund	36,250	43,500	53,978
Overseas Equity Index Fund	36,250	43,500	53,750
Model Portfolio Conservative Growth Fund	27,424	34,272	41,294
Model Portfolio Traditional Growth Fund	49,265	62,340	78,077
Model Portfolio Long-Term Growth Fund	58,744	75,082	96,552
Model Portfolio Global Equity Growth Fund	30,288	37,940	50,318
Milestone Retirement Income Fund	22,917	27,500	32,083
Milestone 2010 Fund	22,917	27,500	32,083
Milestone 2015 Fund	23,031	29,309	37,548
Milestone 2020 Fund	23,300	30,453	41,267
Milestone 2025 Fund	22,917	28,003	37,266
Milestone 2030 Fund	22,917	27,500	33,716
Milestone 2035 Fund	22,917	27,500	32,083
Milestone 2040 Fund	22,917	27,500	32,083
Milestone 2045 Fund	22,917	27,500	32,083
Milestone 2050 Fund	0	7,036	32,083

*	Fees for the High Yield Fund are N/A for the above periods because this Fund did not commence operations until May 1, 2014.

SUBADVISERS

The day-to-day investment management of certain Funds’ assets rests with one or more subadvisers retained with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA.

The following firms currently serve as subadvisers. Information relating to individual subadvisers has been provided by that subadviser.

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105, a leading global investment management firm, serves as a subadviser to the Inflation Focused Fund. AllianceBernstein is a majority-owned subsidiary of AXA S.A. (“AXA”), one of the largest global financial services organizations. At December 31, 2014, AllianceBernstein Holding L.P. (“AB Holding”) owned approximately 36.9% of the issued and outstanding AllianceBernstein units and AXA owned an approximate 62.7% economic interest in AllianceBernstein.

Artisan Partners Limited Partnership (“Artisan”), 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a subadviser to the International Fund and the Select Value Fund. Artisan is managed by its general partner, Artisan Investments GP LLC that is wholly owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP’s sole general partner is Artisan Partners Asset Management Inc., a publicly traded company.

BlackRock Financial Management, Inc. (“BlackRock”), 55 East 52nd Street, New York, New York 10055, serves as a subadviser to the Inflation Focused Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc.

Columbus Circle Investors (“Columbus Circle”), Metro Center, One Station Place, 8th Floor South, Stamford, Connecticut 06902, serves as a subadviser to the Growth Fund. Columbus Circle is a Delaware general partnership. Its partners are CCIP, LLC and Principal Global Columbus Circle, LLC, which are affiliated with Principal Financial Group, Inc., a publicly traded company.

Fred Alger Management, Inc. (“Alger”), 360 Park Avenue South, New York, NY 10010, serves as a subadviser to the Growth Fund. Alger is a wholly owned subsidiary of Alger Associates, Inc. (“Alger Associates”) a financial services holding company. Alger Associates and, indirectly, Alger, are controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own in the aggregate in excess of 99% of the voting rights of Alger Associates.

Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as a subadviser to the Growth & Income Fund. FMI is a 100% employee owned Wisconsin corporation.

GlobeFlex Capital, LP, (“GlobeFlex”), 4365 Executive Drive, Suite 720, San Diego, California 92121, serves as a subadviser to the International Fund. GlobeFlex is organized as a California partnership with its general partner being Ansmar Capital, Inc., a California corporation controlled by Marina Marrelli and Robert Anslow.

Mellon Capital Management Corporation (“Mellon Capital”), 50 Fremont Street, San Francisco, California 94105, serves as a subadviser to the Index Funds. Mellon Capital is a wholly owned, indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial services and bank holding company.

Mondrian Investment Partners Limited (“Mondrian”), 10 Gresham Street, 5th Floor, London, EC2V 7JD, United Kingdom, serves as a subadviser to the International Fund. Mondrian is a limited liability company organized under the laws of England and Wales and is 100% employee owned.

Oaktree Capital Management, L.P. (“Oaktree”), 333 S. Grand Ave., 28th Floor, Los Angeles, CA 90071, serves as a subadviser to the High Yield Fund and Diversifying Strategies Fund. Oaktree, a Delaware limited partnership, is indirectly controlled by Oaktree Capital Group, LLC (“OCG”), a Delaware limited liability company that is publicly-traded. The manager of OCG is Oaktree Capital Group Holdings GP, LLC, a Delaware limited liability company whose senior executives are Oaktree’s Principals, Howard Marks, Bruce Karsh, Jay Wintrob, John Frank, David Kirchheimer, Stephen Kaplan, Larry Keele and Sheldon Stone.

Pacific Investment Management Company, LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660, serves as a subadviser to the Inflation Focused Fund. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Payden & Rygel, 333 S. Grand Avenue, Los Angeles, California 90071, serves as a subadviser to the Low Duration Bond Fund, Discovery Fund and Diversifying Strategies Fund. The firm is a privately held independent investment management organization owned by twenty senior employees who are actively involved in the day-to-day operations of the firm.

Schroder Investment Management North America Inc. (“SIMNA”), 875 Third Avenue, New York, NY 10022, serves as a subadviser to the Low Duration Bond Fund. SIMNA is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which is a subsidiary of Schroders plc, a publicly traded global asset management company.

Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, New York, New York 10017, serves as a subadviser to the Diversifying Strategies Fund. Shenkman is a privately owned New York corporation controlled by Mark R. Shenkman.

Southeastern Asset Management, Inc. (“Southeastern”), 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119, serves as a subadviser to the Equity Income Fund and Aggressive Opportunities Fund. Southeastern is wholly owned by its employees.

SSGA Funds Management, Inc. (“SSGA FM”), State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, serves as a subadviser to the Aggressive Opportunities Fund, Equity Income Fund and Diversifying Strategies Fund. SSGA FM is a wholly owned subsidiary of State Street Corporation, a publicly traded company.

Systematic Financial Management L.P. (“Systematic”), 300 Frank W. Burr Boulevard, 7th Floor, Teaneck, New Jersey 07666, serves as a subadviser to the Select Value Fund. Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company, holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJ LP Holdings LLC.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser to the Growth & Income Fund, Equity Income Fund., and Growth Fund T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company listed on the Nasdaq National Market.

TimesSquare Capital Management, LLC, (“TimesSquare”), 7 Times Square, 42nd Floor, New York, NY 10036, serves as a subadviser to the Aggressive Opportunities Fund. TimesSquare is owned by its senior executives and AMG, which is a publicly traded asset management holding company.

Victory Capital Management Inc. (“Victory Capital”), 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144, serves as a subadviser to the Growth Fund. Victory Capital is an independent investment management firm that is a wholly-owned subsidiary of Victory Capital Holdings, Inc., which itself is owned by Crestview Partners and certain Victory Capital employees. Victory Capital is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. NewBridge Asset Management is the investment franchise responsible for management of Victory Capital’s portion of the Large Cap Growth Portfolio.

Walter Scott & Partners Limited (“Walter Scott”), One Charlotte Square, Edinburgh, Scotland EH2 4DR, UK, serves as a subadviser to the International Fund. Walter Scott is a wholly owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial services and bank holding company.

WEDGE Capital Management L.L.P. (“WEDGE”), 301 South College Street, Suite 2920 Charlotte, North Carolina, 28202, serves as a subadviser to the Select Value Fund. WEDGE is structured as a North Carolina limited liability partnership with eight general partners.

Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management serves as a subadviser to the Equity Income Fund, Growth & Income Fund, and Discovery Fund.

Wells Capital Management Inc. (“WellsCap”), 525 Market Street, San Francisco, California 94105, serves as a subadviser to the Aggressive Opportunities Fund. WellsCap is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly traded company. Western Asset Management Company (“Western Asset”), 385 E. Colorado Boulevard, Pasadena, California 91101, serves as a subadviser to the High Yield Fund. Western Asset is a California corporation and a wholly owned subsidiary of Legg Mason, Inc., a publicly traded company. Western Asset Management Company Limited (“Western Asset Limited”), 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, serves as a sub-subadviser to the portion of the High Yield Fund managed by Western Asset. Western Asset Limited is a corporation organized under the laws of England and a wholly owned subsidiary of Legg Mason, Inc.

Westfield Capital Management Company, L.P. (“Westfield”), One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund. Westfield is 100% employee owned.

Information on the advisory services provided by each subadviser for each Fund can be found in the Prospectus, under the heading “Additional Information About the Funds’ Investment Objectives and Principal Investment Strategies.”

The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. A subadvisory fee is assessed against average daily net assets under management unless otherwise noted. The fee schedules that have been negotiated with each subadviser and the fees paid for the fiscal years ended December 31, 2012, 2013, and 2014 are set forth below. The Model Portfolio Funds and Milestone Funds are not included in the following tables because these Funds do not have subadvisers.

Fund/Subadviser	Assets Managed	Fee		Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Low Duration Bond Fund Subadviser(s)

Payden & Rygel	First $200 million Next $100 million Over $300 million	0.10 0.09 0.08	% % %	$264,633	$278,539	$317,614

SIMNA[1]	First $130 million Next $370 million Next $500 million Over $1 billion	0.250 0.125 0.100 0.080	% % % %	$502,200	$521,704	$580,982

1.	SIMNA began serving as a subadviser of the Fund on October 11, 2013. Prior to that date, SIMNA’s affiliate, STW Fixed Income Management, LLC (“STW”), served as subadviser to the Fund. The above fee schedule charged by SIMNA is the same as the fee schedule that was charged by STW. Fees paid by the Fund prior to October 11, 2013 were paid to STW.

Fund/Subadviser	Assets Managed	Fee		Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Inflation Focused Fund Subadviser(s)

AllianceBernstein[2]	First $150 million Over $150 million	0.19 0.16	% %	$0	$0	$0

BlackRock	First $100 million Next $100 million Over $200 million	0.12 0.10 0.08	% % %	$291,714	$390,324	$283,829

PIMCO	Flat Fee	0.20%		$612,765	$625,014	$559,863

2.	AllianceBernstein began serving as a subadviser of the Fund on May 1, 2015.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
High Yield Fund Subadviser(s)

Oaktree[3]	When assets managed by Oaktree (“AUM”) are up to $750 million, the fee schedule is as follows:		N/A	N/A	$543,714

	First $500 million	0.50%
	Above $500 million and up to
	$750 million	0.45%

	When AUM exceeds $750 million, the fee schedule resets to this flat fee.	0.42%

Western Asset[4]	Flat Fee	0.20%	N/A	N/A	$60,012

3.	Oaktree began serving as a subadviser of the Fund on May 1, 2014.
4.	Western Asset began managing a portion of the Fund as subadviser on August 1, 2014 and Western Asset Limited became a sub-subadviser to this portion of the Fund on October 7, 2014. Under the investment sub-subadvisory agreement between Western Asset and Western Asset Limited, Western Asset pays Western Asset Limited a flat rate of 0.20% for assets delegated to the sub-subadviser in connection with services provided under that agreement.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Equity Income Fund Subadviser(s)

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”)[5]	If average daily net assets managed by BHMS are below $525 million		$1,395,945	$1,532,858	$571,706

	First $10 million	0.75%
	Next $15 million	0.50%
	Next $175 million	0.25%
	Next $600 million	0.20%
	Over $800 million	0.15%

	If average daily net assets managed by BHMS are above $525 million:

	First $200 million	0.30%
	Next $300 million	0.20%
	Over $500 million	0.15%

Southeastern	First $50 million	0.75%	$3,249,440	$3,600,462	$3,437,020
	Over $50 million	0.50%

SSGA FM6	Flat (Minimum Annual Fee of $75,000)	0.0325%	N/A	N/A	$74,483

T. Rowe Price[7]	When assets managed by T. Rowe Price (“AUM”) are below $100 million, the fee schedule is as follows:*		$1,945,391	$2,196,501	$2,387,294
	First $50 million of AUM	0.50%
	Next $50 million of AUM, but below $100 million	0.45%
	When AUM reaches $100 million, the fee schedule resets to this flat fee.*	0.40%
	When AUM reaches $200 million, the fee schedule resets to this flat fee.*	0.35%
	When AUM reaches $500 million, the fee schedule resets as follows:*
	First $500 million	0.325%
	Over $500 million	0.300%
	When AUM reaches $1 billion, the fee schedule resets to this flat fee.*	0.30%

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Equity Income Fund Subadvisor(s)

Wellington Management[6]	When assets managed by Wellington (“AUM”) are below $300 million, the fee schedule is as follows:		N/A	N/A	$1,042,946

	First $50 million	0.40%
	Next $50 million	0.30%
	Over $100 million	0.25%

	When AUM reaches $300 million, the fee schedule resets to this flat fee.	0.25%

5.	BHMS ceased serving as a subadviser on February 4, 2014.
6.	SSGA FM and Wellington Management began serving as subadvisers of the Fund on February 4, 2014.
7.	T. Rowe Price has agreed to voluntarily waive a portion of its subadvisory fees for the Fund. For the fiscal years ended December 31, 2012, 2013 and 2014, the waiver equaled $76,853, $93,010 and $96,276 respectively.

* Transitional Credits

When AUM approaches or falls below the $100 million, $200 million, $500 million or $1 billion asset breakpoints and application of the fee schedule for that particular level of assets results in a fee that exceeds the minimum fee applicable to the next higher level of assets (“Next Level Minimum Fee”), T. Rowe Price will provide a transitional credit so that the dollar amount payable to T. Rowe Price is not more than the Next Level Minimum Fee.

Fund/Subadviser	Assets Managed	Fee		Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Growth & Income Fund Subadviser(s)

FMI	First $100 million Over $100 million	0.32 0.28	% %	$1,231,975	$1,390,395	$1,626,583

T. Rowe Price[8]	When assets managed by T. Rowe Price for the Growth Fund and the Growth & Income Fund in the aggregate (“AUM”) are below $100 million, the fee schedule is as follows:*			$1,171,969	$1,319,509	$1,540,564

	First $50 million of AUM	0.50%
	Next $50 million of AUM, but below $100 million	0.45%

	When AUM reaches $100 million, the fee schedule is as follows:*

	First $250 million of AUM,	0.400%
	Next $250 million of AUM,	0.375%
	Next $500 million of AUM, but below $1 billion	0.350%

	When AUM reaches $1 billion, the fee schedule is as follows:*

	First $1 billion of AUM,	0.350%
	Over $1 billion of AUM	0.325%

Wellington Management[9]	When assets managed by Wellington (“AUM”) are below $300 million, the fee schedule is as follows:			$1,318,578	$1,501,509	$1,768,281

	First $50 million Next $50 million Over $100 million	0.40 0.30 0.25	% % %

	When AUM reaches $300 million, the fee schedule resets to this flat fee.	0.25%

8.	On October 5, 2015, the fee schedule charged by T. Rowe Price will be replaced with the above fee schedule. Prior to this date, the fee schedule charged by T. Rowe Price was: 0.40% for the first $250 million of assets managed, 0.375% for the next $250 million, and 0.35% on assets managed over $500 million. T. Rowe Price has agreed to voluntarily waive a portion of its subadvisory fees for the Fund. For the fiscal years ended December 31, 2012, 2013 and 2014, the waiver equaled $76,853, $93,010 and $96,276 respectively.

*With regard to the T. Rowe Price fee schedule effective October 5, 2015, assets of the portions of the Growth Fund and Growth & Income Fund managed by T. Rowe Price are aggregated for purposes of calculating T. Rowe Price’s effective fee rate for each of these Funds, which have identical fee schedules. Because of the aggregation of assets under these fee schedules, a decline in the amount of assets managed by T. Rowe Price in one Fund may have an impact on the effective fee rate paid to T. Rowe Price for the other Fund.

Transitional Credits

When AUM approaches or falls below the $100 million or $1 billion asset breakpoints and application of the fee schedule for that particular level of assets results in a fee that exceeds the minimum fee applicable to the next higher level of assets (“Next Level Minimum Fee”), T. Rowe Price will provide a transitional credit so that the dollar amount payable to T. Rowe Price is not more than the Next Level Minimum Fee.

9.	On February 5, 2014, the fee schedule charged by Wellington Management was replaced with the above two-part fee schedule. Prior to February 5, 2014, the fee schedule charged by Wellington Management was: 0.40% for the first $50 million of assets managed, 0.30% for the next $50 million, and 0.25% on assets managed over $100 million.

Fund/Subadviser	Assets Managed	Fee		Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Growth Fund Subadviser(s)
Alger[10]	First $250 million Next $250 million Over $500 million	0.375 0.300 0.275	% % %	N/A	N/A	N/A
Atlanta Capital Management Company, LLC (“Atlanta Capital”)[11]	Flat Fee	0.30%		$456,094	$1,470,891	$1,332,913

Columbus Circle[12]	First $300 million Next $200 million Over $500 million	0.35 0.30 0.15	% % %	$1,588,302	$1,650,863	$1,851,803

D.G. Capital Management Trust (“D.G. Capital”)[13]	Flat Fee	0.35%		$201,238	N/A	N/A

Legg Mason Capital Management, LLC (“LMCM”)[14]	Flat Fee	0.32%		$271,302	N/A	N/A

T. Rowe Price[10]	When assets managed by T. Rowe Price for the Growth Fund and the Growth & Income Fund in the aggregate (“AUM”) are below $100 million, the fee schedule is as follows:*			N/A	N/A	N/A

	First $50 million of AUM Next $50 million of AUM, but below $100 million	0.50 0.45	% %

	When AUM reaches $100 million, the fee schedule is as follows:*

	First $250 million of AUM Next $250 million of AUM, Next $500 million of AUM, but below $1 billion	0.400 0.375 0.350	% % %

	When AUM reaches $1 billion, the fee schedule is as follows:*

	First $1 billion of AUM, Over $1 billion of AUIM	0.350 0.325	% %

Tukman Grossman Capital Management, Inc. (“Tukman Grossman”)[13,14]	If average daily net assets are below $600 million	0.50%		$341,208	N/A	N/A

	If average daily net assets are above $600 million:
	First $20 million Next $480 million Next $500 million Over $1 billion	1.00 0.50 0.40 0.30	% % % %

Victory Capital[15]	First $100 million Next $100 million Over $200 million	0.29 0.25 0.15	% % %	$830,246	$1,284,665	$1,448,698

Westfield	First $300 million Over $300 million	0.35 0.30	% %	$1,796,172	$1,953,151	$2,191,850

10.	Alger and T. Rowe Price began serving as subadvisers on .
11.	Atlanta Capital ceased managing assets of the Growth Fund at the close of business on July 2, 2015. Atlanta Capital and Victory Capital began serving as subadvisers of the Fund on January 23, 2012.
12.	Effective June 19, 2015, the subadvisory fee schedule charged by Columbus Circle was replaced with the above fee schedule. Prior to this date, Columbus Circle’s subadvisory fee schedule was: 0.35% for the first $300 million of assets managed, and 0.30% for managed assets over $300 million.
13.	D.G. Capital, LMCM and Tukman Grossman ceased serving as subadvisers of the Fund on January 23, 2012.
14.	While serving as a Fund subadviser, Tukman Grossman agreed to waive a portion of its subadvisory fee in an amount equal to 0.10%. For the fiscal year ended December 31, 2012, this waiver equaled $17,264.
15.	Effective June 19, 2015, the subadvisory fee schedule charged by Victory Capital was replaced with the above fee schedule. Prior to this date, Victory Capital’s subadvisory fee schedule was: 0.29% for the first $100 million of assets managed, and 0.25% for managed assets over $100 million. Effective August 1, 2013, the subadvisory fee schedule charged by Victory Capital was replaced with the above fee schedule. Prior to this date, Victory Capital’s subadvisory fee schedule was: 0.29% for the first $100 million of assets managed, 0.27% for the next $100 million and 0.25% for managed assets over $200 million. Victory Capital ceased managing assets of the Growth Fund on October 12, 2015.

*With regard to the T. Rowe Price fee schedule, assets of the portions of the Growth Fund and Growth & Income Fund managed by T. Rowe Price are aggregated for purposes of calculating T. Rowe Price’s effective fee rate for each of these Funds, which have identical fee schedules. Because of the aggregation of assets under these fee schedules, a decline in the amount of assets managed by T. Rowe Price in one Fund may have an impact on the effective fee rate paid to T. Rowe Price for the other Fund.

Transitional Credits

When AUM approaches or falls below the $100 million or $1 billion asset breakpoints and application of the fee schedule for that particular level of assets results in a fee that exceeds the minimum fee applicable to the next higher level of assets (“Next Level Minimum Fee”), T. Rowe Price will provide a transitional credit so that the dollar amount payable to T. Rowe Price is not more than the Next Level Minimum Fee.

Fund/Subadviser	Assets Managed	Fee		Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Select Value Fund Subadviser(s)

Artisan	First $150 million Next $100 million Over $250 million	0.55 0.50 0.45	% % %	$613,752	$716,935	$837,831

Systematic	First $50 million Next $200 million Over $250 million	0.50 0.35 0.30	% % %	$466,825	$533,293	$619,030

WEDGE	First $10 million Next $15 million Next $75 million Next $50 million Over $150 million	0.75 0.65 0.50 0.40 0.30	% % % % %	$596,786	$672,139	$763,433

Fund/Subadviser	Assets Managed	Fee		Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Aggressive Opportunities Fund Subadviser(s)

LMCM[16]	Flat Fee	0.32%		$855,958	N/A	N/A

Southeastern	First $50 million Over $50 million	0.75 0.50	% %	$1,077,248	$907,888	$990,070

SSGA FM17	Flat Fee	0.0325%		N/A	$113,056	$114,572

TimesSquare	First $300 million Next $200 million Over $500 million	0.50 0.47 0.45	% % %	$1,490,489	$1,574,156	$1,733,061

Wellington Management[16]	First $50 million Next $275 million Over $325 million	0.425 0.400 0.375	% % %	$724,267	N/A	N/A

WellsCap[17]	First $100 million Next $150 million Over $250 million	0.450 0.425 0.400	% % %	$101,588	$1,146,995	$1,255,170

[16].	LMCM and Wellington Management ceased serving as subadvisers to the Fund on August 27, 2012.
[17].	SSGA FM and WellsCap began serving as subadvisers of the Fund on August 27, 2012.

Fund/Subadviser	Assets Managed	Fee		Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Discovery Fund Subadviser(s)

Payden & Rygel	First $250 million Next $250 million Next $250 million Over $750 million	0.150 0.125 0.100 0.075	% % % %	$150,909	$170,598	$201,513

Wellington Management	First $200 million Next $300 million Over $500 million	0.73 0.70 0.67	% % %	$731,182	$825,428	$994,165

Fund/Subadviser	Assets Managed	Fee		Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
International Fund Subadviser(s)

Artisan	First $100 million Over $100 million	0.70 0.60	% %	$1,373,396	$1,468,527	$1,618,463

GlobeFlex[18]	First $450 million Over $450 million	0.40 0.30	% %	$1,433,927	$1,532,680	$1,621,034

Mondrian	First $100 million Over $100 million	0.54 0.40	% %	$1,657,588	$1,939,144	$2,113,614

Walter Scott[19]	Flat Fee	0.50%		$1,149,499	$1,316,207	$1,531,845

18.	Effective March 1, 2012, GlobeFlex added a breakpoint of 0.30% for assets over $450 million (GlobeFlex’s fee schedule prior to this date was a flat rate of 0.40% for all assets).
19.	Effective June 20, 2014, the suabdvisory fee charged by Walter Scott was replaced by the above fee schedule. Prior to this date, Walter Scott’s fee schedule was: 0.60% for the first $100 million of assets managed and 0.50% for the assets managed over $100 million. Walter Scott voluntarily reduced its subadvisory fee from April 1, 2014 through June 19, 2014 so that its fee for the International Fund was a flat 0.50% of the average daily net asset value of the assets managed by Walter Scott in the International Fund. This waiver totaled $21,644 for year ended December 31, 2014.

Fund/Subadviser	Assets Managed	Fee		Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Diversifying Strategies Fund Subadviser(s)

Calamos Advisors LLC (“Calamos”)[20]	First $100 million Next $150 million Over $250 million	0.55 0.50 0.45	% % %	$821,320	$1,203,912	$377,388

Mellon Capital[21]	Flat Fee	0.65%		$875,149	$658,014	$377,176

Oaktree[22]	Flat Fee	0.50%		N/A	N/A	$694,604

Payden & Rygel (Enhanced Cash Management Strategy)[23]	First $200 million Next $100 million Over $300 million	0.10 0.09 0.08	% % %	$212,850	$169,926	$100,023

Payden & Rygel (Low Duration–Plus Fixed Income Strategy)	First $200 million Next $100 million Over $300 million	0.10 0.09 0.08	% % %	$298,273	$330,162	$322,618

Payden & Rygel (Enhanced Equity Strategy)[24]	First $250 million Next $250 million Next $250 million Over $750 million	0.150 0.125 0.100 0.075	% % % %	N/A	N/A	$192,715

Shenkman	First $ 50 million Next $250 million Over $300 million	0.400 0.375 0.350	% % %	$594,025	$912,476	$959,882

SSGA FM25	Flat Fee	0.07%		N/A	N/A	$15,666

20.	Calamos ceased serving as a subadviser on February 4, 2014.
21.	Mellon ceased serving as a subadviser on May 1, 2014. The subadvisory fee for Mellon Capital was calculated based on the average daily net asset value of the assets allocated and assigned to it by VIA. For the period from May 1, 2011 until April 30, 2014, Mellon Capital has agreed to waive a portion of its investment subadvisory fees so that its fees shall not exceed 0.325% of the Fund’s annual average daily net assets under management with Mellon Capital. For the periods ended December 31, 2012, 2013, and 2014 this fee waiver equaled $809,380, $635,701 and $217,462 respectively.
22.	Oaktree began serving as a subadviser of the Fund on February 4, 2014.
23.	Payden & Rygel ceased managing an Enhanced Cash Management strategy for the Fund on May 1, 2014.
24.	Payden & Rygel began managing its Enhanced Equity strategy for a portion of the Fund on May 1, 2014.
25.	SSGA FM began serving as a subadviser of the Fund on May 1, 2014.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Core Bond Index Fund Subadviser(s)
Mellon Capital[26]	Flat Fee	0.01%	$243,269	$162,518	$144,237

26.	Effective January 18, 2013, Mellon Capital lowered its fee from 0.05% for the first $50 million, 0.04% for the next $50 million, 0.02% for the next $900 million and 0.01% for the assets over $1 billion to a flat rate of 0.01% for all assets.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
500 Stock Index Fund Subadviser(s)
Mellon Capital[27]	Flat Fee	0.01%	$82,732	$64,593	$66,771

27.	Effective January 18, 2013, Mellon Capital lowered its fee from 0.04% for the first $50 million, 0.03% for the next $50 million, 0.015% for the next $900 million and 0.01% for the assets over $1 billion to a flat rate of 0.01% for all assets.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Broad Market Index Fund Subadviser(s)
Mellon Capital[28]	First $400 million	0.0175%
	Over $400 million	0.0100%	$119,489	$102,264	$108,912

28.	Effective January 18, 2013, Mellon Capital lowered its fee from 0.05% for the first $50 million, 0.04% for the next $50 million, 0.0175% for the next $900 million and 0.01% for the assets over $1 billion to 0.0175% for the first $400 million and 0.01% for assets over $400 million.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Mid/Small Company Index Fund Subadviser(s)
Mellon Capital[29]	First $400 million	0.0175%
	Over $400 million	0.0100%	$133,495	$103,915	$101,249

29.	Effective January 18, 2013, Mellon Capital lowered its fee from 0.07% for the first $50 million, 0.06% for the next $50 million, 0.02% for the next $900 million and 0.01% for the assets over $1 billion to 0.0175% for the first $400 million and 0.01% for assets over $400 million.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Overseas Equity Index Fund Subadviser(s)
Mellon Capital[30]	First $150 million	0.05%
	Over $150 million	0.03%	$138,010	$118,936	$120,727

30.	Effective January 18, 2013, Mellon Capital lowered its fee from 0.10% for the first $50 million, 0.06% for the next $950 million, and 0.01% for the assets over $1 billion to 0.05% for the first $150 million and 0.03% for assets over $150 million.

ADDITIONAL INFORMATION PERTAINING TO THE PORTFOLIO MANAGERS OF THE FUNDS

The following represents additional information regarding other accounts managed by each Fund’s portfolio manager(s) as of the date indicated. Information relating to portfolio manager compensation, potential conflicts of interest and ownership of shares also follows. All of the information in this section regarding a particular subadviser and its portfolio managers and other personnel has been provided by that subadviser. The information below regarding conflicts of interest and compensation reflects the relevant subadviser’s own description of and conclusions and beliefs regarding those subjects and the subadviser’s related policies and procedures.

[Alger to Come]

AllianceBernstein

AllianceBernstein reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number		Total Assets (in millions)
Inflation Focused Fund
Greg Wilensky, CFA	52	$10,427	29	$929	119	*	$9,631
Rajen Jadav, CFA	52	$10,427	23	$185	114		$8,577

*	AllianceBernstein reported that one of these accounts with assets of $393 million has an advisory fee based upon performance of the account.

Potential Conflicts of Interest

AllianceBernstein states that as an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein states that the firm recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. AllianceBernstein states that the firm’s investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein states that the firm places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein states that the firm has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. AllianceBernstein states that subject to the reporting requirements and other limitations of its

Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein states that the firm’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. AllianceBernstein states that the firm’s Code of Business Conduct and Ethics also requires preclearance of all securities transactions and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein states that the firm has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. AllianceBernstein states that conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. AllianceBernstein states that investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. AllianceBernstein states that among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, AllianceBernstein states that investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. AllianceBernstein states that no investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. AllianceBernstein states that investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for its clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

AllianceBernstein states that the firm has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. AllianceBernstein states that these policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein states that the investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein states that portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, AllianceBernstein states that investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein states that the firm’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. AllianceBernstein states that an investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

AllianceBernstein states that to address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. AllianceBernstein states that these procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation of Portfolio Managers

AllianceBernstein states that the firm’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. AllianceBernstein states that portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. AllianceBernstein states that part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). AllianceBernstein states that the ICAP awards vest over a four-year period, and that deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

AllianceBernstein states that total compensation is determined by quantitative and qualitative factors. AllianceBernstein states that quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. AllianceBernstein states that qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

AllianceBernstein states that the quantitative component includes measures of absolute, relative and risk-adjusted investment performance. AllianceBernstein states that relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods—with more weight given to longer time periods. AllianceBernstein states that peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to the firm’s investment style and most relevant within the asset class.

AllianceBernstein states that the qualitative component incorporates the manager’s contribution to the overall investment process and the firm’s clients’ success. AllianceBernstein states that among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

AllianceBernstein states that other factors can play a part in determining portfolio managers’ total compensation (including base compensation). AllianceBernstein states that this may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. AllianceBernstein states that assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Artisan

Artisan reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
International Fund
Mark L. Yockey, CFA	9	$20,817.6	6	$1,006.0	36*	$9,364.2
Andrew J. Euretig	7	$19,731.9	5	$939.4	33*	$9,136.4
Charles-Henri Hamker	9	$20,817.6	6	$1,006.0	36*	$9,364.2

* One of these accounts with assets of $177.9 million has an advisory fee based upon performance of the account.

Select Value Fund
James C. Kieffer, CFA	5	$14,319.8	5	$628.7	29*	$3,017.4
Scott Satterwhite, CFA	5	$14,319.8	5	$628.7	29*	$3,017.4
George O. Sertl, CFA	5	$14,319.8	5	$628.7	29*	$3,017.4
Daniel L. Kane, CFA	5	$14,319.8	5	$628.7	29*	$3,017.4

*	Artisan reported that one of these accounts with assets of $68.2 million has an advisory fee based upon performance of the account.

Potential Conflicts of Interest

Artisan reports that its non-U.S. growth investment team, led by Mark L. Yockey, manages portfolios for multiple clients within four investment strategies (non-U.S. growth, non-U.S. small-cap growth, global small-cap and global equity); and that its U.S. mid-cap value investment team, led by James C. Kieffer, Scott C. Satterwhite, George O. Sertl, Jr., and Daniel L. Kane manages portfolios for multiple clients within three investment strategies (mid cap value, value equity, and small-cap value). Artisan states that portfolios managed by Artisan in these strategies may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. According to Artisan, there are a number of ways in which the interests of Artisan, its portfolio managers and its other personnel might conflict with the interests of the International Fund and the Select Value Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. According to Artisan, because all client accounts within Artisan’s investment strategies (including the non-U.S. growth and U.S. mid-cap value investment strategies in which Artisan manages assets for the International Fund and the Select Value Fund, respectively) are managed similarly, substantially all of the research and portfolio management activities conducted by the non-U.S. growth and U.S. mid-cap value investment teams benefit all clients within those strategies. Artisan states that its administrative and operational personnel divide their time among services to the International Fund and the Select Value Fund and other client accounts.

Restrictions on Activities. Artisan states that it generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner.

Artisan states that, to prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan invests on behalf of all of its client accounts, Artisan generally does not accept accounts subject to restrictions that Artisan believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan. Artisan states that, from time to time, clients in a particular investment strategy, including the International Fund and the Select Value Fund, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan or has another business relationship with Artisan or its affiliates. Artisan states that it has written policies designed to prevent the misuse of material non-public information. Artisan believes that the operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

Artisan states that it, with prior written approval, may allow its personnel to serve as a director of a public company. According to Artisan, because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan does not permit investment by client accounts or persons covered by Artisan’s Code of Ethics in securities of any issuer of which an Artisan staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. Artisan states that this prohibition may foreclose investment opportunities that would be available to the International Fund and the Select Value Fund if the Artisan staff member were not a director.

Side-by-Side Management. Artisan states that potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. Artisan states that for instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including a fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. Artisan states that there also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan states that it manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan states that it seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. According to Artisan, because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. Artisan states that its traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. According to Artisan, to execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Artisan states that trades for Artisan and their partners, employees and other affiliates and accounts in which one or more of them has an interest (including Artisan’s proprietary accounts, if any), may be included in aggregated trades with client accounts. Artisan further states that all participating accounts, including the International Fund and the Select Value Fund, then share (generally pro rata subject to minimum order size requirements) in an aggregated order and shall receive the same execution price for each broker and be charged the same commission, if any.

Artisan states that, because the firm generally does not know in advance how many shares it will receive in most underwritten offerings, including initial public offerings, the firm allocates the shares after the shares are received. Artisan further states that the shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan reports that its proprietary accounts, which are discussed below, are not permitted to invest in initial public offerings.

Artisan states that there also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. Artisan further states that “same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. According to Artisan, on occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. Artisan states that, in those cases, the trader works both trades in the market at the same time, subject to the requirements of Artisan’s written trade processing procedures. Artisan further states that when orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Artisan states that its procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan and included in Artisan’s compliance program.

Short Selling. Artisan states that it has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client’s account. The firm states that under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Artisan further states that similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. According to Artisan, these procedures prevent an investment team from taking different positions in a security. Artisan notes that it is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team and that similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars and Commission Recapture. Artisan states that, as an investment adviser, Artisan has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan’s investment decisions for the benefit of its clients. Artisan states that, subject to Artisan’s duty to seek best execution, Artisan’s selection of broker-dealers is affected by Artisan’s receipt of research services.

Artisan states that it uses client commissions (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by broker-dealers participating in the execution process, including access to the broker-dealers’ traders and analysts, access to conferences and company managements, and the provision of market information.

According to Artisan, when Artisan receives research products and services in return for client brokerage, it relieves Artisan of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan to select a particular broker-dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, according to Artisan, it chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan states that it uses client brokerage from accounts managed by an investment team for research used by that team. According to Artisan, because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the International Fund and the Select Value Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan pays for such products and services from its own funds).

Artisan states that a number of Artisan’s clients, including the Select Value Fund, participate in commission recapture arrangements, pursuant to which Artisan is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture broker-dealers subject to Artisan’s duty to seek best execution. Artisan states that those client directions generally require that Artisan execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture broker-dealers. Artisan states that it tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Artisan further states that its progress toward those commission recapture goals is monitored on an on-going basis by Artisan. Artisan states that, largely driven by developments in commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. Artisan believes that, as a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan states that it has adopted written procedures with respect to soft dollars and commission recapture.

Proprietary and Personal Investments and Code of Ethics. Artisan believes that its proprietary investments and personal investments by the firm’s personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan’s clients, including the International Fund and the Select Value Fund. Artisan states that from time to time it uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Artisan further states that proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. Artisan reports that, to the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Artisan states that personal transactions are subject to Artisan’s Code of Ethics, which generally provides that personnel of Artisan may not take personal advantage of any information that they may have concerning Artisan’s current investment program. Artisan further states that the Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits Artisan’s personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within thirty days. Artisan reports that certain transactions, including trading of mutual funds for which Artisan acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Artisan further reports that trading in mutual fund shares is excluded from that prohibition because funds typically have their own policies and procedures related to short-term trading activity.

Artisan states that, in addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan’s compliance department quarterly or more frequently. Artisan states that it reviews those reports for conflicts, or potential conflicts, with client transactions.

Artisan states that the Code prohibits the purchase and sale of securities to and from client accounts, and that the Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan’s clients.

Fees. Artisan states that, like the fees Artisan receives from the International Fund and the Select Value Fund, the fees Artisan receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan further states, however, that Artisan may, under certain circumstances, negotiate performance-based fee arrangements. Artisan states that performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. Artisan reports that, as of December 31, 2014, Artisan had four separate accounts with performance-based fees encompassing all of its investment strategies. Artisan states that one of the four separate accounts is in Artisan’s non-U.S. growth and none are in its U.S. mid-cap value strategy. Artisan further states that, although Artisan may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan’s procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Compensation of Portfolio Managers

Artisan states that an Artisan portfolio manager is compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategies, including the International Fund and the Select Value Fund. Artisan further states that none of the portfolio managers’ compensation is based on the performance of the accounts they manage, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan states that it bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio managers’ interests more closely with the long-term interests of clients.

Artisan states that its portfolio managers participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried associates of the firm, and that all senior professionals, including portfolio managers, have, or are expected to have over a reasonable time, equity interests in the firm.

BlackRock

BlackRock reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in billions)	Number	Total Assets (in millions)	Number	Total Assets (in billions)
Inflation Focused Fund
Martin Hegarty	11	$8.40	4	$379.8	34*	$18.64
Gargi Pal Chaudhuri	11	$8.40	4	$379.8	34*	$18.64

*	BlackRock reported that three (3) of these accounts, with aggregate assets of $82.88, have advisory fees based on account performance.

Potential Conflicts of Interest

BlackRock states that it has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock further states that it has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. BlackRock states that, nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. BlackRock states that, in addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock further states that it, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock states that it may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. BlackRock states that certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. BlackRock notes that Mr. Hegarty may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. In addition, BlackRock states that Mr. Hegarty may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

BlackRock states that, as a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. BlackRock reports that, when it purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock states that it attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. BlackRock reports that, to this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation of Portfolio Managers

BlackRock states that the discussion below describes the portfolio managers’ compensation as of December 31, 2014.

BlackRock notes that its financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. BlackRock reports that compensation may include a variety of components and may vary from year to year based on a number of factors, and that the principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. BlackRock states that, generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. BlackRock states that discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. BlackRock states that, in most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock states that, among other things, its Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. BlackRock states that performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. BlackRock reports that with respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Barclays Capital US TIPS Index, Barclays World Government Inflation Linked Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Blackrock states that discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. BlackRock further states that, for some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and which vest ratably over a number of years. BlackRock states that the BlackRock, Inc. restricted stock units, upon vesting, are settled in BlackRock, Inc. common stock. BlackRock states that, typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. BlackRock further states that paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. BlackRock states that, providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — BlackRock states that, from time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. BlackRock further states that equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. BlackRock reports that Ms. Chaudhuri has unvested long-term incentive awards.

Deferred Compensation Program — According to BlackRock, a portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. BlackRock reported that the portfolio managers are eligible to participate in the deferred compensation program.

Other compensation benefits. BlackRock states that, in addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock states that BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). According to BlackRock, the employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service (“IRS”) limit ($260,000 for 2014). BlackRock states that the RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock states that contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. BlackRock states that the ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date, and that annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. BlackRock reports that Messrs. Weinstein and Hegarty are each eligible to participate in these plans.

Columbus Circle

Columbus Circle reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Growth Fund
Anthony Rizza	8	$4,602	4	$402	72	$5,005
Thomas Bisighini	8	$4,602	4	$402	72	$5,005

*	Columbus Circle reported that one (1) of these accounts with assets totaling $89 million have an advisory fee based on performance.

Potential Conflicts of Interest

Columbus Circle states that it focuses on providing institutional equity management services. Columbus Circle further states that it provides portfolio management services to high net worth individuals, pension and profit-sharing plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, trust programs, registered mutual funds, private investment funds and other institutions.

Columbus Circle states that its clients include both affiliated and unaffiliated registered investment companies and private investment funds and that, in some cases, Columbus Circle has also entered into performance fee arrangements with qualified clients. Columbus Circle states that it and its affiliates and personnel additionally have personal investments in its affiliated private funds, and that such affiliations and fee arrangements create an incentive to favor certain accounts over other accounts in the allocation of investment opportunities. Columbus Circle states that it has procedures designed and implemented to ensure that all clients are treated fairly and equally, and to prevent these conflicts from influencing the allocation of investment opportunities among clients. The firm further states that these procedures involve aggregating portfolio transactions and allocating them among similarly managed client accounts on a pro rata basis (or rotational basis for IPOs, as necessary) subject to specific account restrictions or limiting circumstances.

Columbus Circle states that, in placing orders for the purchase and sale of securities for its clients, Columbus Circle seeks quality execution at favorable prices through responsible broker-dealers. The firm further states that, in selecting broker-dealers to execute transactions, it considers such factors as the broker’s reliability, the quality of its execution services, its financial condition, its commission rates on agency transactions, its ability to use capital, and the general brokerage and research services that it provides. Columbus Circle states that it utilizes client commissions for the purchase of research and order execution services provided these services assist Columbus Circle in the investment process. Columbus Circle also states that it utilizes brokers who refer investors to Columbus Circle. Columbus Circle states that it monitors its brokerage allocation decision-making and does not consider referrals in its brokerage selection processes. Columbus Circle also states that it does not execute any client transactions through affiliated entities.

Columbus Circle states that it has also adopted a code of ethics that governs its investment management services, and that this document emphasizes Columbus Circle’s fiduciary duty and commitment to fair and equitable treatment, including prohibitions on insider trading. Columbus Circle states that the code of ethics is further designed to assure that the personal securities transactions, activities and interests of the employees of Columbus Circle will not interfere with (i) making decisions in the best interest of advisory clients and (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts. Columbus Circle states that, under the code, certain classes of securities have been designated as exempt transactions, based upon a determination that these would materially not interfere with the best interest of Columbus Circle’s clients. Columbus Circle states that, in addition, the code requires pre-clearance of many transactions, and restricts trading in close proximity to client trading activity. The firm states that, nonetheless, because the code of ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Columbus Circle states that employee trading is continually monitored under the code of ethics to reasonably prevent conflicts of interest between Columbus Circle and its clients.

Finally, Columbus Circle states that it votes proxies according to pre-determined issue determinations in the first instance, and according to an independent third party’s recommendations if the matter does not meet the established voting parameters. The firm further states, however, that should Columbus Circle determine not to accept the third party’s recommendation and a conflict of interest exists, then Columbus Circle would request client consent to vote the issue. Columbus Circle states that conflicts of interest may exist if Columbus Circle manages assets for an issuer or other business relationships exist between Columbus Circle and an issuer.

Compensation of Portfolio Managers

Columbus Circle states that it seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals and that its compensation structure is comprised of the following:

a.	Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

b.	Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s).

A second bonus pool is for long term compensation and retention. Five percent of the firm’s profits are allocated to certain employees via a three year cliff vesting deferred cash program. These units are awarded based on the employees’ contribution to Columbus Circle during the year.

c.	Equity Payments. Professional staff who are partners of Columbus Circle receive also quarterly distributions based upon their equity ownership share and firm profitability.

Columbus Circle states that all Columbus Circle employees are eligible to participate in a competitive benefits package including health and retirement benefits in the form of a 401(k) plan.

FMI

FMI reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Growth & Income Fund
Patrick English, CFA	5	$12,072	9	$411	1,196	$8,932
Andy Ramer, CFA	5	$12,072	9	$411	1,196	$8,932

Potential Conflicts of Interest

FMI states that it is also responsible for managing other portfolio accounts and that the side-by-side management of the Fund and other accounts may raise potential conflicts of interest in areas such as allocation of aggregated trades. FMI further states that all security purchase and sell decisions are approved by the firm’s portfolio management committee, which consists of the firm’s investment professionals and that those decisions are then implemented and allocated across all of the firm’s client portfolios in an equitable manner. There may be occasions when a trade order is unable to be filled across all client portfolios. FMI states that it has developed policies and procedures that are designed to mitigate any conflicts of interest in these situations.

Compensation of Portfolio Managers

FMI reported the following regarding compensation paid to each portfolio management committee member:

Name	Form of Compensation	Source of Compensation	Compensation Methods
Patrick English, CFA and Andy Ramer, CFA	Salary and Bonus	FMI	Salary and bonus are based upon the revenues of FMI. The type of portfolio and the source of revenues have no bearing on the portfolio managers’ salary or bonus, except insofar as they affect the revenues of FMI.

GlobeFlex

GlobeFlex reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
International Fund
Robert Anslow	2	$104	3	$286	39	$2,502
James Peterson	2	$104	3	$286	39	$2,502

*	GlobeFlex reported that three (3) of these accounts with aggregate assets of $531 million have advisory fees based on account performance.

Potential Conflicts of Interest

GlobeFlex does not believe that any material conflicts of interest may arise in connection with the management of the Fund and its other accounts. The firm states that all accounts are managed as a team, utilizing a systematic process; all accounts with the same strategy hold the same securities at the same proportionate weightings, subject to client constraints and cash flows, and all accounts are managed the same whether GlobeFlex is compensated using an asset-based fee or a performance-based fee. Lastly, the firm states that all trades are blocked and allocated pro rata among accounts. GlobeFlex states that it has adopted policies and procedures that are designed to ensure that all clients are treated fairly.

Compensation of Portfolio Managers

The firm states that the GlobeFlex investment team is compensated by fixed base salary and an annual performance bonus linked to both qualitative and quantitative measures. According to the firm, factors the firm considers include overall performance of all GlobeFlex equity strategies relative to appropriate peer groups and benchmarks over one and three year periods, as well as contribution to the original research effort, and general value-added to its team. GlobeFlex states that members of the investment team who are also GlobeFlex partners receive equity distributions based on firm-wide profits and that performance is measured on a pre-tax basis and all forms of compensation are in cash. The firm states that, in addition, portfolio managers participate in all other group benefits offered to all GlobeFlex employees, such as retirement and health plans, and that GlobeFlex personnel do not receive different or special compensation with respect to the Fund.

Mellon Capital

Mellon reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Core Bond Index Fund
Zandra Zelaya	21	$10,314	44	$15,748	37	$23,739
Gregory Lee	21	$10,314	44	$15,748	37	$23,739

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
500 Stock Index, Broad Market Index, Mid/Small Company Index and Overseas Equity Index Funds
Richard Brown	109	$96,535	98	$80,767	81	$128,047
Karen Q. Wong	109	$96,535	98	$80,767	81	$128,047
Thomas J. Durante	109	$96,535	98	$80,767	81	$128,047

Potential Conflicts of Interest

Mellon Capital states that it manages numerous accounts with a variety of interests. Mellon Capital states that this necessarily creates potential conflicts of interest for the Firm. For example, Mellon Capital states that it or an affiliate may cause multiple accounts to invest in the same investment. Mellon Capital states that such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction and the timeframe for and method of exiting the investment. Mellon Capital states that conflicts may also arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, Mellon Capital states that one of its client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. Mellon Capital states that in negotiating the terms and conditions of any such investments, the Firm may find that the interests of the debt-holding client accounts and the equity holding client accounts may conflict. Mellon Capital states that if that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, Mellon Capital states that debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, Mellon Capital states that holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Firm client accounts. Mellon Capital states that any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Mellon Capital states that any such discussions will factor in the interests of the relevant parties and applicable laws.

Mellon Capital states that the Firm has a fiduciary duty to manage all client accounts in a fair and equitable manner. Mellon Capital states that to accomplish this, the Firm has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading and purchases of securities from affiliated underwriters). Mellon Capital states that these procedures are intended to help employees identify and mitigate potential side by side conflicts of interest such as those described above. Mellon Capital states that the Firm has also developed a conflicts matrix listing potential side by side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Firm’s adherence to such policies and procedures.

Compensation of Portfolio Managers

According to Mellon Capital, the primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital; and

•	Create an ownership mentality for all plan participants.

Mellon Capital states that cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred), and that base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Mellon Capital states that base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Mellon Capital states that funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, Mellon Capital states that all bonus awards are based initially on Mellon Capital’s financial performance. Mellon Capital states that awards are 100% discretionary. Mellon Capital states that factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Mellon Capital states that other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Mellon Capital states that awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Mellon Capital states that participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. Mellon Capital states that this plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital states that its Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. Mellon Capital states that the same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mellon Capital states that mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Mellon Capital states that certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. Mellon Capital states that these plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, Mellon Capital states that mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Mondrian

Mondrian reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
International Fund
Elizabeth Desmond	8	$3,084	8	$5,919	18	$5,540
Nigel Bliss	8	$3,084	2	$5,343	12	$3,762
Andrew Porter	8	$3,084	4	$5,485	19	$6,722

Potential Conflicts of Interests

Mondrian states that the firm does not foresee any material conflicts of interest that may arise in the management of the Fund and any other accounts managed with similar investment guidelines. Mondrian states that the firm acts solely as an investment manager and does not engage in any other business activities. Mondrian states that the following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian states that the firm maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are put ahead of Mondrian’s own interests or those of its employees and directors:

•	Access to non-public information

•	Allocation of aggregated trades

•	Allocation of investment opportunities

•	Allocation of new issue opportunities

•	Broker/dealer selection and allocation

•	“Cherry picking” (inappropriate attempts to improve the appearance of portfolio performance)

•	Client order priority – trading across mandates

•	Client order priority – directed and restricted brokers

•	Dealing in investments as agent for more than one party

•	Dealing in investments as principal in connection with the provision of seed capital for Mondrian sponsored Limited Partnerships and other Mondrian Funds

•	Directorships and external business arrangements

•	Dual agency (cross trades)

•	Employee remuneration

•	Employee personal account dealing

•	Employee personal charitable giving

•	Employee personal political giving

•	Error resolution

•	Gifts and entertainment

•	Investment in shares issued by companies who are clients of Mondrian

•	Management of investment capacity

•	Marketing materials

•	Most favored nation fee arrangements

•	Performance fees

•	Personal conflicts of interest

•	Placement agents and pay to play

•	Portfolio holdings disclosure

•	Portfolio pumping (price manipulation to improve portfolio performance)

•	Pricing and valuation

•	Product allocation

•	Proxy voting

•	Relationships with consultants

•	Soft dollar arrangements (research and execution services)

•	“Step out trades” (where a broker shares commission with a third party)

•	Transactions with affiliated brokers (Mondrian does not have any affiliated brokers)

•	“Window dressing” (inappropriate attempts to improve the appearance of portfolio performance)

Mondrian states that the firm’s Compliance Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise. Mondrian states that compliance with Mondrian’s policies and procedures is monitored using exception reporting, as well as regular review, testing, and evaluation of the appropriateness of the procedures.

Mondrian states that any apparent violations of the above procedures will be investigated and reported to the firm’s Chief Compliance Officer, who will determine any action necessary.

Mondrian states that any material findings would be reported to senior management and the Mondrian Compliance & Risk Committee (a sub-committee of the Company’s Board) and, where required, any relevant Regulator.

Compensation of Portfolio Managers

Mondrian states that the firm has the following programs in place to retain key investment staff:

Competitive Salary. Mondrian states that all investment professionals are remunerated with a competitive base salary.

Profit Sharing Bonus Pool. Mondrian states that all Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

Equity Ownership. Mondrian states that the firm is employee owned. The firm states that a high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Mondrian states that equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in installments over a number of years post an agreed retirement from the firm. Mondrian states that this is a (very) long term incentive plan directly tied to the long term equity value of the firm

Mondrian states that incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. Mondrian states that as an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

The firm states that at Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. Mondrian states that this means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Remuneration Committee: Mondrian states that in determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan: Mondrian states that all portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. Mondrian states that the plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, Mondrian states that the plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian remuneration philosophy: Mondrian states that the guiding principle of the company’s compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Mondrian states that through widespread equity ownership, the firm believes that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

Mondrian states that approximately 80 Mondrian employees are equity owners of the business representing about 50% of the total staff. Mondrian states that in determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. Mondrian states that the equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.

Mondrian states that the firm believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, should enable the firm to attract and retain high caliber employees.

Oaktree

Oaktree reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
Sheldon M. Stone (4)	3	$519	6	$4,677	51	$20,006
David Rosenberg (5)	—	—	4	$3,305	33	$12,821

(1)	Represents Oaktree’s sub-advised mutual fund portfolios that are registered with the SEC.
(2)	Represents Oaktree’s proprietary commingled vehicles.
(3)	Represents separately managed portfolios which are not sub-advised for registered investment companies.
(4)	Mr. Stone is the co-portfolio manager for Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies. The provided data represents the firm’s U.S. High Yield Bond and Global High Yield Bond strategies.
(5)	Mr. Rosenberg serves as co-portfolio manager for Oaktree’s U.S. High Yield Bond strategy.

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Diversifying Strategies Fund
Larry Keele	1	$1,429	2	$654	18	$2,549
Stuart R. Spangler	1	$1,429	2	$654	18	$2,549

(1)	Represents Oaktree’s sub-advised mutual fund portfolios that are registered with the SEC.
(2)	Represents Oaktree’s proprietary commingled vehicles.
(3)	Represents separately managed portfolios which are not sub-advised for registered investment companies.
(4)	Mr. Keele and Mr. Spangler are co-portfolio managers for the U.S. Convertible Securities strategy.

Potential Conflicts of Interests

Oaktree states that at the firm, individual portfolio managers may manage multiple accounts for multiple clients. Oaktree states that in addition to the Fund, these other accounts may include separate accounts and other pooled investment vehicles. Oaktree states that conflicts of interest may arise when an individual portfolio manager has responsibilities for the investments of more than one account because the portfolio manager may be unable to devote equal time and attention to each account. Additionally, Oaktree states that individual portfolio managers may make investment decisions on behalf of one account that have the potential to negatively impact another account. Oaktree states that conflicts of interest may also arise when a portfolio manager has a particular financial incentive, such as performance-based management fees, relating to an account. Oaktree states that in such an instance, a portfolio manager may perceive an incentive to devote more time to developing and analyzing strategies or allocating securities for accounts for which Oaktree could share in investment gains. Oaktree states that it manages potential conflicts between funds and other types of accounts through allocation policies and procedures and internal review processes. Oaktree states that it has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Oaktree states that allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Intra-strategy Allocation:

Oaktree states that when possible, trade orders are combined or “batched” to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions or spreads. Oaktree states that these batched orders are then generally allocated on a pro-rata basis among each account, including limited partnerships and other commingled vehicle accounts, within the same investment strategy. Oaktree states that the pro rata allocation for both investments and sales may be overridden if Oaktree in good faith deems a different allocation method to be prudent or equitable in light of (a) the size, nature and type of investment or sale opportunity, (b) principles of diversification of assets, (c) the investment guidelines and limitations governing the accounts, including client instructions with respect to a specific investment and compressed ramp-up periods that are characteristic of certain investment vehicles, (d) cash availability, including cash that becomes available through leverage, (e) the magnitude of the investment, (f) redemption/withdrawal requests received by such accounts, (g) a determination by Oaktree that the investment or sale opportunity is inappropriate, in whole or in part, for one or more accounts, (h) applicable transfer or assignment provisions, (i) proximity of an account to the end of its specified term, if any, (j) the investment focus of the accounts, or (k) such other factors as Oaktree may reasonably deem relevant (all of the foregoing factors being hereinafter referred to as the “Investment Allocation Considerations”). Oaktree states that in some cases, Oaktree’s application of the Investment Allocation Considerations may affect adversely the price paid or received by an account or the size of the position purchased or sold by an account.

Inter-strategy Allocation:

Oaktree states that it or its affiliates currently manage, and may in the future manage, a number of accounts, that are eligible to invest in the same types of securities, obligations or other investments requiring Oaktree to address potential conflicts of interest involving potentially overlapping investments. While Oaktree will seek to manage such potential conflicts of interest in good faith, there may be situations in which the interests of one account with respect to a particular investment or other matter conflict with the interests of one or more other accounts, Oaktree or one or more of their respective affiliates. For example, such conflicts may arise in situations where an Oaktree managed account has invested in the securities of an issuer, but due to changed circumstances, the investment opportunities with respect to such issuer subsequently fall within the investment focus of another account or accounts. Such changed circumstances might include, among others: a fall in the prices of the securities of the issuer to distressed levels; a decline in the issuer’s business or financial condition; workouts or other restructurings relating to an issuer’s capital structure; or consideration by the issuer of strategic alternatives or other fundamental changes. Subject to the provisions of the governing documents of the affected accounts, on any matter involving a conflict of interest, Oaktree will be guided by its fiduciary duties to its clients (as set forth in such governing documents) and will manage such conflict in good faith and seek to ensure that the interests of all affected accounts are represented. However, if necessary to resolve such conflict, Oaktree reserves the right to cause one affected account to take such steps as may be necessary to minimize or eliminate the conflict, even if (subject to applicable laws) that would require such account to (a) forego an investment opportunity or divest investments that, in the absence of such conflict, it would have made or continued to hold or (b) otherwise take action that may benefit Oaktree, any of its affiliates, or another Oaktree account and may not be in the best interests of the affected accounts. Additionally, to the extent an affected account structured as a commingled fund has an investors committee, Oaktree may also in its discretion consult with such account’s investors committee regarding any potential conflict of interest, and if Oaktree and its affiliates act in a manner, or pursuant to standards or procedures, approved by such investors committee with respect to such conflict of interest, then to the fullest extent permitted by applicable law, Oaktree and its affiliates will not have any liability for such actions taken in good faith by them.

The classification of an investment opportunity as appropriate or inappropriate for an account is made by Oaktree, in good faith, at the time of purchase. This determination frequently is subjective in nature. Consequently, an investment that Oaktree determined was appropriate (or more appropriate) for one account may ultimately prove to have been more appropriate for another Oaktree account. Furthermore, the decision as to whether an account should make a particular follow-on investment, or whether the follow-on investment will be shared in the same proportion as the original investment, may differ from the decision regarding the initial purchase due to a changed determination on this issue by Oaktree, and investments made by an account towards the end its investment period, if applicable, may be structured so that one or more other Oaktree accounts can make an anticipated follow-on investment on certain prearranged terms and conditions, including price (which may be based on cost of the original investment). Where potential overlaps between or among accounts exist, such opportunities will be allocated by Oaktree, in good faith, after taking into consideration the investment focus of each affected account and the Investment Allocation Considerations. Generally, Oaktree accounts do not purchase any securities from, or sell any securities to, any other Oaktree accounts (other than in certain limited circumstances, such as in connection with warehoused investments and tax structuring, in order to facilitate the allocation of an investment among related alternative investment vehicles, parallel funds or other related entities or otherwise approved by the investors committee, if any, of the affected account).

Accounts may invest in a company in which one or more other Oaktree accounts hold an investment in a different class of such company’s debt or equity. In such circumstances, Oaktree may face a conflict in making decisions with respect to such securities given their different rights and economic interest in the company. Generally, Oaktree expects that accounts will make investments that potentially conflict with the interests of other accounts that already have an existing investment in the same company only when, at the time of the account’s investment, Oaktree believes that (a) such investment is in the best interests of the account and (b)(i) the possibility of actual adversity between the account and another Oaktree account is remote, (ii) either the potential investment by the account or the investment of such other Oaktree account is not large enough to control any actions taken by the collective holders of securities of such company or asset, or (iii) in light of the particular circumstances, Oaktree believes that such investment is appropriate for the account, notwithstanding the potential for conflict. In those circumstances where Oaktree accounts hold investments in different classes of a company’s debt or equity, Oaktree may also, to the fullest extent permitted by applicable law, take steps to reduce the potential for adversity between each of them, including causing one or more accounts to take certain actions that, in the absence of such conflict, it would not take, such as (A) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security holders), (B) investing in the same or similar classes of securities as other accounts that have existing investments in order to align their interests, (C) divesting investments or (D) otherwise taking an action designed to reduce adversity. Any such step could have the effect of benefiting other Oaktree accounts or Oaktree or its affiliates, and therefore may not be in the best interests of, and may be adverse to, the affected account.

Compensation of Portfolio Managers

Oaktree states that the compensation structure of the portfolio managers is determined by Oaktree in accordance with its own internal policies, which are summarized below. Oaktree states that Sheldon Stone, Co-Portfolio Manager of the High Yield Fund, and Larry Keele, Co-Portfolio Manager of the Diversifying Strategies Fund, are Principals of Oaktree and are compensated solely by virtue of their respective ownership interests in an Oaktree affiliate. Oaktree states that for Stuart Spangler, Co-Portfolio Manager of the Diversifying Strategies Fund, and David Rosenberg, Co-Portfolio Manager of the High Yield Fund, salaries are capped so that a significant portion of an individual’s compensation is derived from bonuses, which are a function of the firm’s profitability and the individual’s responsibilities and performance, and equity participation for the most senior employees. Oaktree states that the respective portfolio manager’s compensation is not specifically dependent on the performance of the High Yield or Convertible Securities Accounts, on an absolute basis or relative to the Fund’s specific benchmark. Oaktree states that the portfolio managers are not compensated based on the growth of the Fund’s, or any other clients’, assets except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. Oaktree states that the portfolio managers do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

Payden & Rygel

Payden & Rygel reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
Low Duration Bond Fund
Brian W. Matthews	2	$446,567,330	0	—	25	$7,876,288,954
Mary Beth Syal	2	$2,257,357,251	8	$3,397,266,922	114	$39,787,597,829

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
Discovery Fund and Diversifying Strategies Fund (Enhanced Equity Strategy)
James T. Wong	1	$479,419,310	1	$31,762,629	5	$135,375,148
Brian W. Matthews	2	$446,567,330	0	—	25	$7,876,288,954

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
Diversifying Strategies Fund (Low Duration Plus Strategy)
Mary Beth Syal	2	$2,257,357,251	8	$3,397,266,922	114	$39,787,597,829
Brian W. Matthews	2	$446,567,330	0	—	25	$7,876,288,954

Potential Conflicts of Interest

As a fiduciary, Payden & Rygel states that it has an affirmative duty of care, loyalty, honesty and good faith to act in the best interests of its clients. The firm believes that compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client.

Conflicts Among Client Accounts: Payden & Rygel states that conflicts of interest might arise if the circumstances indicate Payden & Rygel or its employees might have reason to favor the interests of one client over another (e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated). In any such situation, Payden & Rygel states that it and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty. On a regular basis, Payden & Rygel’s Compliance Group reviews relevant trades to guard against such activity.

Client Accounts: Trade Allocation/Aggregation Policy. The firm states that, to maintain efficient trading operations and to ensure that its clients enjoy the benefits of such efficient operations, Payden & Rygel often trades securities in large dollar amounts, which are then allocated in smaller amounts among several client accounts. The firm believes that clients generally benefit from this process because these “block trades” are transacted at a price that may not be available in smaller size trades. Payden & Rygel states that, whether allocating block trades among client accounts, or allocating investment opportunities (e.g., allocation of opportunities to invest in initial public offerings or other new issues), or determining how to aggregate equitably trades for two or more clients, Payden & Rygel’s goal and procedures are the same in each case. The firm seeks to treat similar client portfolios with similar investment strategies fairly with no client receiving preferential treatment over another client. Thus, the firm states, when purchasing a security that is suitable for more than one client account with similar investment strategies, the basic procedure of the Payden & Rygel’s traders is to allocate the purchase of the security on a pro rata basis across all such accounts. The firm further states that, by the same token, when selling a partial amount of a security held by many accounts, Payden & Rygel’s basic procedure is to allocate the sale of the security on a pro rata basis across all such accounts. On a regular basis, Payden & Rygel’s Compliance Group reviews transactions to confirm that its Trade Allocation/Aggregation Policy is being followed.

Compensation of Portfolio Managers

Payden & Rygel states that, in addition to highly competitive base salaries, each employee receives an annual cash bonus based partially on individual performance and partially on corporate profitability. Bonuses are extended to all members of the firm. However, Payden & Rygel states that it does not compensate directly on performance of individual portfolios, on the amount of business brought in, or on any other specific measure. Instead, bonuses are determined on overall contribution and are subjective. The firm believes that basing compensation on specific measures, such as investment performance, can at times in fact create conflicts of interest.

PIMCO

PIMCO reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Inflation Focused Fund
Mihir Worah	48	$236,206.04	35	$24,207.54	64	$35,110.77

*	PIMCO reported that ten (10) of these accounts with aggregate assets of $4,460.91 million have an advisory fee based upon the performance of the account.

Conflicts of Interest

PIMCO believes that, from time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. PIMCO states that potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. PIMCO states that other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund, and that the other accounts might also have different investment objectives or strategies than the Fund.

PIMCO states that because the firm is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. PIMCO states that those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. PIMCO states that in many cases, the firm will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. According to PIMCO, a potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. PIMCO states that because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades, and that it is theoretically possible that the portfolio manager could use this information to the advantage of other accounts the portfolio manager manages and to the possible detriment of the Fund.

Investment Opportunities. According to PIMCO, a potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. PIMCO states that, often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, PIMCO states that regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for them. Similarly, PIMCO states that there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO states that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO states that, under its allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO states that it has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

PIMCO states that conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, PIMCO states that decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, PIMCO explains that a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities.

Additionally, PIMCO reports that if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, the portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, PIMCO states that funds or other account managed by PIMCO may invest in a transaction in which the Fund or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. PIMCO states that such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. PIMCO states that when making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. According to PIMCO, the portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. PIMCO believes that performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO states that it has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO states that it has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. PIMCO states that the Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. According to PIMCO, the compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

PIMCO reports that certain of its employees, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO states that it also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation, and that PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

PIMCO states that the key principles on its compensation philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

PIMCO reports that its Total Compensation Plan consists of three components:

Base Salary. PIMCO reports that base salaries are determined based on core job responsibilities, positions/levels, and market factors. PIMCO states that base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market, and that base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

Performance Bonus. PIMCO reports that performance bonuses are designed to reward individual performance and that each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. PIMCO states that the objectives will outline individual goals according to pre-established measures of the group or department success. The firm states that achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. PIMCO states that award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation. PIMCO states that the firm has a Long-Term Incentive Plan (LTIP) which is awarded to key professionals. PIMCO states that employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO states that the firm incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. PIMCO states that the LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. PIMCO states that the plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

PIMCO states that participation in the LTIP is contingent upon continued employment at PIMCO.

PIMCO reports that, in addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

According to PIMCO, a portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager.

Profit Sharing Plan. PIMCO states that Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. PIMCO further states that portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

SIMNA

SIMNA reported the following regarding other accounts managed by portfolio manager(s) as of the dates indicated below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
Low Duration Bond Fund
Edward H. Jewett*	5	$747,884,573	3	$2,233,804,148	142**	$14,211,682,891
Richard A. Rezek, Jr., CFA*	5	$747,884,573	3	$2,233,804,148	142**	$14,211,682,891
Andrew B.J. Chorlton, CFA*	5	$747,884,573	3	$2,233,804,148	142**	$14,211,682,891
Neil G. Sutherland, CFA*	5	$747,884,573	3	$2,233,804,148	142**	$14,211,682,891
Julio C. Bonilla, CFA*	5	$747,884,573	3	$2,233,804,148	142**	$14,211,682,891
Lisa Hornby, CFA*	5	$747,884,573	3	$2,233,804,148	142**	$14,211,682,891
Eric Lau***	3	$311,515,125	3	$2,640,131,702	142****	$13,823,782,364

*	Information as of December 31, 2014.
**	SIMNA reported that 4 of these accounts with aggregate assets of $165,627,973 have an advisory fee based upon the performance of the account.
***	Information as of June 30, 2015.
****	SIMNA reported that 4 of these accounts with aggregate assets of $162.8 million have an advisory fee based upon the performance of the account.

Potential Conflicts of Interest

As an investment adviser and fiduciary, SIMNA owes its clients an undivided duty of loyalty and recognizes that conflicts of interest are inherent in its business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of conflicts of interest.

SIMNA notes that it is its policy to: (1) identify material conflicts of interest between its interests and those of its clients; (2) address at an appropriate level and mitigate to the extent possible all material conflicts of interest; and (3) fully and fairly disclose any material conflicts of interest to clients. Conflicts of interest may arise in any number of situations, such as personal and proprietary trading by an adviser and its employees and outside business activities of employees. SIMNA states that it instructs all new employees about the potential for conflicts of interest and informs them of typical conflict situations. SIMNA reports that it reviews its compliance program with personnel on at least an annual basis and instructs them to speak to the Chief Compliance Officer if they believe that a practice or arrangement may present a conflict of interest. SIMNA states that its Compliance Department monitors all known conflicts of interest. In addition, SIMNA states that its Compliance Department monitors for conflicts of interest that may arise by, for example, reviewing employee trading, outside business activities requests and proxy votes. SIMNA states that all material conflicts of interest are addressed and mitigated to the extent possible by the Chief Compliance Officer in consultation with other members of senior management.

Compensation of Portfolio Managers

SIMNA states that its investment professionals work as a team and are evaluated on their contribution to the execution of the investment process, their ability to interpret and communicate investment results and their contribution to the overall success of the firm.

Generally, SIMNA states that Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative and qualitative measures. Portfolio managers are compensated for their services in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. The firm states that SIMNA portfolio managers who were formerly associated with STW Fixed Income Management, LLC (“STW”) are also eligible to receive long-term incentive compensation at certain milestones over a four-year period commencing in April 2013, the time of Schroders’ acquisition of STW. SIMNA states that these economic incentives are tied to the success of integrating STW into the Schroders organization.

Shenkman

Shenkman reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Diversifying Strategies Fund
Mark R. Shenkman	8	$2,624	25	$7,676	238*	$16,532
Raymond F. Condon	2	$461	3	$192	105	$311

*	Shenkman reported that the number of accounts where advisory fee is based on account performance: six (8) other pooled investment vehicles with total assets of approximately $2,687 million.

Potential Conflicts of Interest

As a general matter, Shenkman states that it attempts to minimize conflicts of interest. To that end, Shenkman states that it has implemented Policies and Procedures Regarding the Identification of Conflicts of Interest, a full copy of which is set forth in the firm’s Compliance Manual. In accordance with this policy, Shenkman states that it has identified certain potential conflicts of interest in connection with its management of the Diversifying Strategies Fund.

Shenkman states that a potential conflict of interest may arise as a result of Shenkman’s management of other accounts with varying investment guidelines. Shenkman states that it adheres to a systematic process for the approval, allocation and execution of trades. Shenkman states that it is the firm’s basic policy that investment opportunities be allocated among client accounts with similar investment objectives fairly over time . Shenkman states that because of the differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Moreover, Shenkman states that it may purchase a security for one client account while appropriately selling that same security for another client account. Furthermore, Shenkman states that it may sell securities for only some client accounts without selling the same securities for other client accounts. The firm states that certain accounts managed by Shenkman may also be permitted to sell securities short. Accordingly, Shenkman states that it and its employees may take short positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are held long in client accounts. The firm states that when Shenkman or its employees engages in short sales of securities they could be seen as harming the performance of one or more clients, including the Diversifying Strategies Fund, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Shenkman states that it and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. Shenkman states that it also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. Shenkman states that it may purchase these securities for its client accounts, including for the Diversifying Strategies Fund. Additionally, Shenkman states that it is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa.

From time to time, Shenkman states that it may have arrangements with brokers and/or affiliates of brokers who may recommend Shenkman’s products or services to their respective clients (in such capacity, “Sponsors/Consultants”). Generally, Shenkman states that it does not compensate Sponsors/Consultants in connection with any such arrangements (to the extent Shenkman does compensate Sponsors/Consultants, the terms of such arrangements are disclosed in accordance with Rule 206(4)-3 under the Investment Advisers Act of 1940). The firm states that a conflict of interest may arise because Shenkman may execute securities transactions on behalf of its clients, including the Diversifying Strategies Fund, through brokers who are, or who have affiliates who are, Sponsors/Consultants. As a fiduciary, Shenkman states that it has an obligation to obtain best execution for its clients. The firm states that the allocation of transactions to brokers who are (or that have affiliates who are) Sponsors/Consultants is subject at all times to Shenkman’s obligation to obtain best execution under the circumstances. The firm states that Shenkman’s Chief Compliance Officer periodically monitors Shenkman’s arrangements with Sponsors/Consultants and its trading activity with brokers who are (or who have affiliates who are) Sponsors/Consultants to ensure that Shenkman has obtained best execution in accordance with its policies and procedures.

Shenkman states that it may share in performance-based compensation and manage both client accounts that are charged performance-based compensation and accounts that are charged only an asset-based fee (i.e., a non-performance based fee). In addition, the firm states that certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. The firm states that when Shenkman and its investment personnel manage more than one client account a potential exists for one client account to be favored over another client account. Shenkman states that it and its investment personnel have a greater incentive to favor client accounts that pay it (and indirectly certain investment personnel) performance-based compensation or higher fees, particularly with respect to “new issue” investments. Shenkman states that it maintains procedures to review the holdings of each account periodically to assure that all securities in the account comply with the investment and risk parameters of such account. Shenkman states that it believes that if it charges a performance fee on accounts that receive new issues, Shenkman may have a potential conflict of interest in allocating new issues to these accounts. Shenkman states that it maintains an allocation policy and the Chief Compliance Officer oversees a periodic review of allocations of new issues periodically to ensure that they are being allocated among all eligible accounts in a fair and equitable manner.

Shenkman states that it permits its team members to trade securities for their own accounts. Investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, Shenkman states that it has an obligation to assure that its team members do not “front-run” trades for clients or otherwise favor their own accounts. To that end, Shenkman states that it maintains a personal trading policy that includes pre-clearance procedures that require team members to pre-clear trades in securities of all companies, as well as shares of mutual funds for which Shenkman acts as adviser or sub-adviser.

From time to time, the firm states that it may be appropriate for Shenkman to aggregate client orders for the purchase or sale of securities. Shenkman states that it engages in this practice to achieve more favorable execution prices for clients by buying and selling securities in greater quantities. The firm states that in aggregating client orders for securities, including any orders placed for private investment vehicles, Shenkman will ensure that no investment advisory client will be favored over any other investment advisory client; and each client that participates in an aggregated order shall participate on an average price basis for Shenkman’s transactions in that security on a relevant day and transaction costs (if any) shall be shared pro rata based on each client’s participation in the transaction.

Shenkman states that it may execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security. The firm states that even in situations where Shenkman believes there is no disadvantage to its clients, these “cross trade” transactions may nonetheless create an inherent conflict of interest. When engaging in cross transactions, Shenkman states that it will act in good faith and ensure that cross transactions are fair and in the best interests of all participating client accounts.

Compensation of Portfolio Managers

Shenkman states that its portfolio managers represent the majority of the firm’s senior management, and that their compensation is not formally tied to a specific list of criteria. According to Shenkman, they are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. Shenkman states that all of its senior portfolio managers are owners of the firm.

Shenkman states that Messrs. Shenkman and Condon’s compensation is not directly based on the performance of the Diversifying Strategies Fund or the value of assets held in its portfolio.

Southeastern

Southeastern reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Equity Income Fund and Aggressive Opportunities Fund
O. Mason Hawkins	5	$13,763	8	$1,240	137*	$14,925
G. Staley Cates	5	$13,763	8	$1,240	137*	$14,925

*	Southeastern reported that fourteen (14) of these accounts with assets of $5,866 million have an advisory fee based upon the performance of the account.

Potential Conflicts of Interest

Southeastern states that conflicts of interest could arise in connection with managing the Vantagepoint Fund accounts side by side with Southeastern’s other clients. Southeastern’s clients include US, Non-US, Global, Small-Cap, and Asia Pacific mandates, and investment opportunities may be appropriate for more than one category of account. Southeastern states that because of market conditions and investment guidelines, not all investment opportunities will be available to all accounts at all times. Southeastern states that the firm may have a financial incentive to favor performance fee accounts. Southeastern states that firm personnel also have substantial ownership in the Longleaf Partners Funds, a mutual fund family for which Southeastern serves as lead manager. In addition, Southeastern states that certain clients of the firm are entities related to Southeastern employees. Southeastern states that the firm has developed allocation principles designed to ensure that no accounts, including but not limited to performance fee accounts and accounts in which Southeastern employees have an interest, are systematically give preferential treatment over time. Southeastern states that the firm’s compliance personnel routinely monitor allocations for consistency with these principles, as well as evidence of additional conflicts of interest.

Compensation of Portfolio Managers

According to Southeastern, portfolio manager compensation at December 31, 2014 included the following: competitive salary (comparable to investment firms elsewhere); and bonus based on contribution to the firm over the year. The firm states that contribution to the firm includes: how investment ideas generated by the manager performed both in price and value growth; how the other Southeastern accounts performed as measured against inflation plus 10%; and how the overall firm performed.

SSGA FM

SSGA FM reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number*	Total Assets (in billions)*	Number*	Total Assets (in billions)*	Number*	Total Assets (in billions)*
Aggressive Opportunities Fund and Equity Income Fund
Michael J. Feehily, CFA	160	$198.38	375	$534.18	334	$253.99
Dwayne Hancock, CFA	160	$198.38	375	$534.18	334	$253.99

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number*	Total Assets (in billions)*	Number*	Total Assets (in billions)*	Number*	Total Assets (in billions)*
Diversifying Strategies Fund
Michael J. Feehily, CFA	161	$199.01	375	$534.18	334	$253.99
John Tucker, CFA	161	$199.01	375	$534.18	334	$253.99

*	SSGA FM states that this table refers to accounts of the Global Equity Beta Solutions Team of State Street Global Advisors (“SSGA”). The firm states that SSGA FM and other advisory affiliates of State Street Corporation make up SSGA, the investment management arm of State Street Corporation.

Potential Conflicts of Interest

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation of Portfolio Managers

SSGA FM states that the compensation of SSGA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street Corporation performance, SSGA performance, and individual performance. The firm states that each year State Street Corporation’s Global Human Resources department participates in compensation surveys in order to provide SSGA with critical, market-based compensation information that helps support individual pay decisions. Additionally, the firm states that subject to State Street Corporation and SSGA business results, State Street Corporation allocates an incentive pool to SSGA to reward its employees. The firm states that because the size of the incentive pool is based on the firm’s overall profitability and performance against risk related goals, each staff member is motivated to contribute both as an individual and as a team member. The firm states that the incentive pool is allocated to the various functions within SSGA. The firm states that discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. The firm states that individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. The firm states that these decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Systematic

Systematic reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)		Number	Total Assets (in millions)	Number	Total Assets (in millions)
Select Value Fund
Ronald Mushock	9	$3,377		2	$137 mil	*288	*$ 5,229 mil
D. Kevin McCreesh	2	$94	mil	1	$21 mil	**56	**$ 2,457 mil

*	Systematic reported that one (1) account with assets of $69 million has an advisory fee based on account performance.
**	Systematic reported that two (2) accounts with assets of $883 million have an advisory fee based on account performance.

Potential Conflicts of Interest

Systematic states that portfolio managers of the firm oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Systematic further states that the simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic states that it recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.

Systematic also states that, generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs. Nevertheless, Systematic states that during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of the firm’s clients. Systematic further states that the material conflicts of interest it encounters most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic states that it has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.

Systematic states that, for example, its Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, Systematic states that to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy

that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic also states that its Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.

Notably, Systematic states that Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company, holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJ LP Holdings LLC. Systematic states that it operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. Systematic further states that the AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.

Compensation of Portfolio Managers

Systematic states that certain employees share equity ownership with AMG as partners, which may serve to incentivize Systematic’s investment professionals to perform successfully. Systematic states that Ron Mushock and Kevin McCreesh are Managing Partners of the firm and co-Portfolio managers for the strategy, and that their compensation consists of a combination of a fixed base salary, and a share of Systematic’s profits based upon each Partner’s respective individual ownership position in Systematic. Systematic further states that, although total compensation is influenced by Systematic’s overall profitability and therefore is based in part on the aggregate performance of all of Systematic’s portfolios, including the Select Value Fund, compensation is not based on performance of the Fund individually. Systematic states that the Partners are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees, and that the portfolio managers are not compensated based solely on the performance of, or the value of assets held in the Select Value Fund or any other individual portfolio managed by Systematic.

T. Rowe Price

T. Rowe Price reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Equity Income Fund
Brian C. Rogers	15	$47,819.7	3	$2,890.2	35	$6,466.7
Growth & Income Fund and Growth Fund
Larry J. Puglia	9	$36,901.0	1	$229.6	20	$8,406.4

Potential Conflicts of Interest

The firm states that portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and common trust accounts. T. Rowe Price further states that portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation of Portfolio Managers” section, T. Rowe Price states that its portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price states that its funds may, from time to time, own shares of Morningstar, Inc. T. Rowe Price states that Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price states that it manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, T. Rowe Price states that Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation of Portfolio Managers

T. Rowe Price states that portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

The firm states that investment performance over one-, three-, five-, and ten-year periods is the most important input and that the weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk adjusted performance are typically determined with reference to the broad based index (ex. S&P 500) and the Lipper index (ex. Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, though other benchmarks may be used as well. The firm further states that investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

T. Rowe Price states that compensation is viewed with a long-term time horizon. According to the firm, the more consistent a manager’s performance over time, the higher the compensation opportunity. The firm states that the increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. T. Rowe Price states contribution to T. Rowe Price’s overall investment process is an important consideration as well. The firm states that leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to the firm’s clients, the firm or its culture are important components of T. Rowe Price’s long-term success and are highly valued.

T. Rowe Price states that all of its employees, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group and that, in addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. The firm states that eligibility for and participation in these plans is on the same basis as for all employees. Finally, the firm states, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

T. Rowe Price states that this compensation structure is used for all portfolios managed by a portfolio manager.

TimesSquare

TimesSquare reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Aggressive Opportunities Fund
Tony Rosenthal*	5	$2,768.06	4	$453.08	114	$10,573.94
Grant Babyak**	8	$5,100.18	4	$453.08	155	$12,715.30

*	TimesSquare reported that seven (7) accounts with aggregate assets of $586.82 million have an advisory fee based upon the performance of the account.
**	TimesSquare reported that eight (8) accounts with aggregate assets of $660.61 million have an advisory fee based upon the performance of the account.

Potential Conflicts of Interest

TimesSquare states that it is committed to ensuring that first and foremost any conflicts of interest, whether actual or apparent, are avoided. Towards that aim, TimesSquare states that it implemented and continues to maintain a compliance program that includes written policies and procedures that it believes address reasonably foreseeable potential areas of conflict. According to TimesSquare, it has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective. The firm states that the following highlights of TimesSquare’s compliance program are critical in the firm’s avoidance of conflicts of interest.

Code of Ethics – Personal Trading Conflicts:

TimesSquare states that, as a relatively small entity, TimesSquare treats all personnel as “Access Persons.” According to the firm, all personnel are required to follow the Access Person rules as described in detail in its compliance policies and procedures, including preclearance and holdings declarations. Further, the firm states that to ensure that TimesSquare avoids conflicts of interests its compliance department prohibits individual stock transactions in issues less than $20 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare. TimesSquare believes that the $20 billion limitation is quite effective in avoiding conflicts since the firm predominantly manages investment portfolios with Small to Mid Cap market cap mandates. TimesSquare states that it maintains a Code of Ethics, which contains policies and procedures designed to manage and mitigate any actual or potential conflicts of interest. TimesSquare states that these policies and procedures include among others, pre-clearance and reporting, blackout periods, which prohibit Access Persons from transacting in securities that have been transacted in client accounts. TimesSquare’s states that its Code of Ethics and Compliance Manual also contain a gift policy that restricts the giving and receiving of gifts by employees.

Investment Opportunity Conflicts:

According to TimesSquare, portfolio managers for all advised accounts have equal access to all suitable transactions, consistent with TimesSquare’s policy of treating all client accounts in a manner that is fair and equitable over time. The firm states that requests for publicly traded securities may be filled by TimesSquare’s trading desk in the order in which they are received, but are generally aggregated for advised accounts (including affiliated accounts). Such aggregation is appropriate, in TimesSquare’s judgment, for the purpose of achieving best execution, and all participating accounts benefit equally from any reduced price or transaction costs. TimesSquare reports that except as directed by clients, TimesSquare and its related advisers use a proportional allocation system in the case of aggregated trades where not enough securities are available to satisfy all accounts’ requests. The firm states that, in the event that this pro rata procedure results in an allocation that is not consistent with the portfolio’s relative sizes, sector allocations, diversification, and/or cash positions, as determined by the portfolio manager, then the portfolio manager may change the allocation.

TimesSquare reports that such aggregation does not always include “program trades” for actively managed equity accounts. Program trades are defined by TimesSquare as trades of more than one security that are periodically required to rebalance portfolios. According to TimesSquare, program trades also include groups of trades required to establish desired initial portfolios for new accounts. According to the firm, program trades are executed through specific program trading firms selected by TimesSquare’s active equity trading desk.

TimesSquare states that its trading desk delegates the execution and management of program trades to the program trading firms, subject to review for best execution. In the opinion of TimesSquare, it is not always advantageous to aggregate program trades with non-program trading activity.

The firm reports that decisions to aggregate/not aggregate program trades with non-program trades are made on a case-by-case basis taking into consideration, for example, liquidity of securities involved, price limits on orders and the size of the program trade(s) as compared to non-program trades.

TimesSquare believes that, where the actual allocation of new mid cap growth equity issues is significantly lower than that requested, using the original intended allocation proportions may result in allocations to portfolios that are not meaningful. In those situations, TimesSquare states that the portfolio manager may allocate the securities received to significantly fewer portfolios than originally intended, and that those portfolios chosen to receive the smaller allocations are selected non-systematically based on a combination of portfolio performance, size, cash position, sector allocations, number of positions in the portfolio, diversification among similar companies, and minimization of custodian transaction costs to the client. According to TimesSquare while the intention is to over time allocate similar proportional amounts to all portfolios, using this methodology the largest accounts are unlikely to receive small allocations and over time may not receive similar proportional amounts. TimesSquare reports that on a quarterly basis, portfolio managers and compliance personnel monitor the proportional amounts allocated to all portfolios and the dispersion of performance for all accounts, for the last rolling twelve month period. The firm states that the objective of the reviews is to evaluate dispersion of performance and relative allocations, if any, and to determine if future allocations of IPOs and secondary offerings should be adjusted.

Proxy Voting Conflicts:

TimesSquare states that it has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service – Institutional Shareholder Services (ISS). The firm further states that the pre-determined guidelines are developed through consultation with equity analysts and portfolio managers, and are reviewed and approved annually by TimesSquare’s Proxy Voting Committee.

TimesSquare states that, to address potential material conflicts of interest between the interests of TimesSquare and its clients, TimesSquare adheres to the pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. It further states that proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee.

TimesSquare reports that, taking into consideration all pertinent factors, the proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies’ directors, management, and employees.

TimesSquare’s states that its compliance personnel are responsible for ensuring that all proxies are voted in a manner consistent with policy and procedures, required records are maintained, and, as requested, reports provided to clients.

TimesSquare states that, while it does not anticipate material conflicts of interest arising in the proxy voting area, in the event that a conflict did arise, such conflict would be handled in accordance with its Proxy Voting Policies.

Conflict Management:

TimesSquare believes that it has not been faced with a material conflict of interest to date. However, the firm states in the event that a conflict did arise, the firm would follow its written policies in that particular area. According to the firm, as per the firm’s policies, the firm’s Chief Compliance Officer would be directly involved and charged with the management of the situation and that the Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. TimesSquare further states that, to the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare’s fiduciary duty and the best interests of its clients.

TimesSquare states that its entire mid-cap growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

Compensation of Portfolio Managers

TimesSquare states that its compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The firm further states that the program is tied exclusively to client investment performance and financial results of the firm and its investment business and that moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. According to TimesSquare, investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm, as described below.

Base Salaries:

TimesSquare states that base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. According to TimesSquare, based on recent research, the firm’s top performing employee compensation falls within the top decile of the industry. According to TimesSquare, studies of competitive investment management compensation practices and levels are routinely conducted to ensure that investment professionals are competitively paid. The firm states that it adjusts base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. The firm further states that for key investment decision makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan:

TimesSquare states that bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over multiple time horizons, and that such performance is measured over 1 and 3 year time periods versus the Russell Midcap Growth Index. The firm states that performance is analyzed on a pre-tax basis.

Equity Ownership:

TimesSquare states that senior investment professionals receive significant equity ownership in the firm, subject to a five year vesting period, and that, once vested, certain components with vested value are not immediately accessible to further encourage retention. The firm states that, through this stake in the firm’s business, senior professionals benefit from client retention and prudent business management. The firm reports that the majority of the firm’s investment professionals retain ownership.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Growth Fund
Erick Maronak	2	$759.4	2	$112.1	36	$793.7
Jason Dahl, CFA	2	$759.4	2	$112.1	36	$793.7
Scott Kefer, CFA	3	$770.6	2	$112.1	36	$793.7
Michael Koskuba	2	$759.4	2	$112.1	36	$793.7

Walter Scott

Walter Scott reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts*
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
International Fund
Jane Henderson	6	$6,731.8	43	$23,917.8	145	$37,640.7
Roy Leckie	6	$6,731.8	43	$23,917.8	145	$37,640.7
Charlie Macquaker	6	$6,731.8	43	$23,917.8	145	$37,640.7

*	Walter Scott reported that the number of accounts where advisory fee is based on account performance: two other pooled investment vehicles with total assets of approximately $295.5 million and six other accounts with total assets of approximately $821.2 million.

Potential Conflicts of Interest

Walter Scott states that it was founded in 1983 and has been run from the outset to avoid any conflicts of interest, where possible, arising between the company and its clients. With regard to the conflicts inherent within an investment management firm, Walter Scott states that it has developed various rules and procedures to manage these.

According to Walter Scott, the first of these is that the firm does not trade on its own balance sheet nor does it charge any other fees to clients apart from the investment management fee. The firm states that it tries to align its interests alongside the interests of its clients. Walter Scott further states that it has strict personal trading rules prohibiting members of staff from having discretion to purchase individual securities or in any collective investment vehicle where the firm acts as subadviser.

With regard to allocation of investment opportunities, the firm states that its Investment Management Group is responsible for portfolio management in that it takes the investment decisions reached by the investment team and agrees upon the investment strategy to be applied. The “Portfolio Implementation” department is then charged with translating that strategy in line with client mandates and restrictions. The firm reports that there are regular meetings to review similarly mandated portfolios not only from a performance standpoint but also with respect to their geographic and sectoral dispersion. Walter Scott states that those meetings are held weekly on an informal basis, with a formal meeting on a quarterly basis. The firm further reports that “Dealing” (i.e., Trading) is a separate department and the firm maintains an authorized brokers list. Walter Scott states that it has policies and procedures for fair and timely allocation of trades. Walter Scott states that it does not cross stock between client accounts. Walter Scott further states that it may use trading commissions to pay brokers for substantive research but has no formal commission sharing arrangements in place.

Walter Scott states that it does not currently offer performance based fees but has acceded to requests for these fees from a small number of clients.

According to the firm, all aspects of the firm procedures are documented and inspected through a risk based monitoring program led by the firm’s risk and compliance department.

Compensation of Portfolio Managers

Walter Scott states that its staff are paid competitive base salaries.

According to the firm, everyone in the firm is eligible to participate in the firm’s annual profit share, which is a fixed percentage of the firm’s pre-incentive operating profits. Walter Scott reports that this is the sole source of incentive compensation. Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients. Walter Scott states that success in these areas drives the firm’s profits and therefore the profit share.

Walter Scott reports that, for senior staff, the majority of annual compensation is the profit share. The firm further reports that an element of this is deferred via a long-term incentive plan, largely invested in a long-term global equity fund where Walter Scott is the investment advisor, and BNY Mellon stock. Walter Scott states that both have a deferral period which vests on a pro-rata basis over four years.

WEDGE

WEDGE reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Select Value Fund
Paul M. VeZolles	2	$769	1	$74	252	$8,146
John G. Norman	2	$769	1	$74	252	$8,146
Martin L. Robinson	2	$769	1	$74	252	$8,146
Brian J. Pratt	2	$769	1	$74	252	$8,146

Potential Conflicts of Interest

WEDGE states that, during the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. The firm states that those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE believes that it is therefore, forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE states that it must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm’s conflict to obtain best execution of client transactions versus offsetting the cost of research or selfishly enhancing its relationship with a broker/consultant for potential future gain. And finally, WEDGE states that it must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts. WEDGE reports that, to mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, Gifts and Entertainment Policy, Political Contributions Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

Compensation of Portfolio Managers

WEDGE states that incentive compensation plans have been structured to reward all professionals for their contribution to the growth and profitability of the firm. WEDGE reports that compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager, and that general partners are compensated via a percentage of the firm’s net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. WEDGE reports that other investment professionals receive a competitive salary and bonus based on the firm’s investment and business success and their specific contribution to that record.

Wellington Management

Wellington Management reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
Equity Income Fund
Karen H. Grimes	9	$13,310,242,645	2	$105,252,898	5*	$642,673,624
Growth & Income Fund
Ian R. Link	10	$9,821,541,526	11	$1,923,420,905	17**	$5,103,235,281
Discovery Fund
Jamie A. Rome	2	$61,329,672	3	$100,427,586	2	$60,922,126

*	Wellington reported that Ms. Grimes manages one (1) account with assets under management of $307,975,787 in the “Other Accounts” category that has an advisory fee based upon the performance of the account.
**	Wellington reported that Mr. Link manages one (1) account with assets under management of $323,703,685 in the “Other Accounts” category that has an advisory fee based upon the performance of the account.

Potential Conflicts of Interest

Wellington Management states that individual investment professionals at Wellington Management manage multiple accounts for multiple clients, and that these accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Wellington Management states that each Fund’s manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) generally manages accounts in several different investment styles. Wellington Management states that these accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. Wellington Management states that the Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Wellington Management states that the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, Wellington Management states that these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

Wellington Management states that a Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, Wellington Management states that an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, Wellington Management states that a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. Wellington Management states that, in those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, Wellington Management states that some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Wellington Management states that Messrs. Grimes and Link also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, Wellington Management states that the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, Wellington Management states that the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management states that it is its goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management states that it has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management states that it monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, Wellington Management states that senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Wellington Management states that, although it does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation of Portfolio Managers

Wellington Management states that it receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreements between Wellington Management, the Trust and Vantagepoint Investment Advisers, LLC on behalf of each Fund. Wellington Management states that it pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. Wellington Management states that the following information is as of December 31, 2014.

Wellington Management states that its compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management states that compensation of each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) includes a base salary and incentive components. Wellington Management states that the base salary for each Portfolio Manager who is a partner (a “Partner”)

of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Wellington Management states that each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management states that it began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison periods, which will be fully implemented by December 31, 2016. Wellington Management states that it applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Wellington Management states that portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Wellington Management states that the Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Wellington Management states that senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Wellington Management states that each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Wellington Management states that Ms. Grimes and Messrs. Link and Rome are Partners.

Fund	Subadviser’s Internal Benchmark Index and/or Peer Group for Incentive Period
Equity Income Fund	Russell 1000 Value Index
Growth & Income Fund	S&P 500 Value Index
Discovery Fund	Russell 2000 Index

WellsCap

Wells reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Aggressive Opportunities Fund
Thomas Pence, CFA	17	$9,065	4	$273	115*	$5,311
Michael Smith, CFA	17	$9,065	4	$273	115*	$5,311
Chris Warner, CFA	7	$5,123	0	—	54	$1,620

*	WellsCap reported that Thomas Pence, CFA and Michael Smith, CFA manage one account with assets under management of approximately $276 million in the “Other Accounts” category that has an advisory fee based upon the performance of the account.

Potential Conflicts of Interest

WellsCap states that its portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. WellsCap states that while management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation of Portfolio Managers

The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys in order to provide Wells Capital Management with market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Western Asset

Western Asset reported the following regarding other accounts with asset based fees managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
S. Kenneth Leech	106	$203,878	233	$84,617	667	$177,365
Christopher N. Orndorff	10	$3,793	27	$10,689	62	$25,779
Michael C. Buchanan	42	$39,320	58	$31,761	192	$53,418
Timothy J. Settel	4	$4,216	15	$6,708	13	$2,760
Walter E. Kilcullen	5	$2,251	11	$3,952	20	$2,964

Western Asset reported the following regarding other accounts with performance based fees managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
S. Kenneth Leech	0	—	9	$2,059	54	$17,323
Christopher N. Orndorff	0	—	2	$231	6	$3,969
Michael C. Buchanan	0	—	4	$1,278	21	$7,895
Timothy J. Settel	0	—	2	$1,047	0	—
Walter E. Kilcullen	0	—	0	—	0	—

Western Asset Limited

Western Asset Limited reported the following regarding other accounts with asset based fees managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
Paul Shuttleworth	4	$1,226	11	$2,059	23	$7,397
Ian R. Edmonds	2	$800	11	$4,581	5	$1,122

Western Asset Limited reported the following regarding other accounts with performance based fees managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
Paul Shuttleworth	0	—	1	$95	2	$954
Ian R. Edmonds	0	—	1	$135	1	$321

Potential Conflicts of Interest

Western Asset and Western Limited (together “Western” or the “firm”) state that they have adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. The firm states that, for example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). Western states that these could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Western states that portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

Western states that it is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. The firm states that similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. Western states that a conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the investment advisers or an affiliate has an interest in the account. The firm states that it has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Western states that all eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Western states that trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

The firm states that with respect to securities transactions, Western determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. Western states that however, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. Western states that in these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Western states that having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Western states that additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western states that its team approach to portfolio management and block trading approach works to limit this potential risk.

The firm states that it also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Western states that employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. Western states that all gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Western states that employees of the firm have access to transactions and holdings information regarding client accounts and the firm’s overall trading activities. Western Asset states that this information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the firm states that it maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, Western states that the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. Western states that the Code of Ethics is administered by the Legal and Compliance Department and monitored through the firm’s compliance monitoring program.

Western states that it may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm states that it also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. Western states that these steps help to ensure that potential conflicts of interest have been addressed.

Compensation of Portfolio Managers

The firm states that at Western, one compensation methodology covers all products and functional areas, including portfolio managers. Western states that the firm’s philosophy is to reward its employees through Total Compensation. Western states that Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the Firm as a whole.

Western states that discretionary bonuses make up the variable component of total compensation. Western states that these are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

Western states that for portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy, and communication with clients. Western states that in reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

Westfield

Westfield reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number*	Total Assets (in millions)*	Number**	Total Assets (in millions)**
Growth Fund
William A. Muggia	12	$3,365	6	$399	456	$12,948

*	Westfield reported that the advisory fee for one of these accounts with total assets of $28 million is based partially on the performance of the accounts.
**	Westfield reported that the advisory fee for 27 of these accounts with total assets of $1,706 million is based in part or full on the performance of the account.

Potential Conflicts of Interest

Westfield states that the simultaneous management of multiple accounts by its investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. Westfield states that this may result in its investment committee (“IC”) or the portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. Westfield notes that for most client accounts, investment decisions are made at the IC level, and that once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy. Westfield stated that client specific restrictions are monitored by its Compliance team.

Westfield states that although the IC collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a sole portfolio manager who also is a member of the IC. Westfield states that this can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the IC; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of IC-managed client accounts. Westfield states that trade orders for individually managed accounts must be communicated to the IC and that its Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield notes that it has clients with performance-based fee arrangements, and that a conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. Westfield states that when the same securities are recommended for both types of accounts, it is Westfield’s general policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Westfield explained that its Operations team performs periodic reviews of each product’s model portfolio versus each client account, where each position size is compared against the model’s weight. Westfield states that discrepancies are researched, and any exceptions are documented.

Westfield states that in placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. Westfield states that it attempts to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Westfield notes that clients who do not allow step-out trades will typically go last.

Westfield states that because of its interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, Westfield states that a broker and research votes are conducted and reviewed on a quarterly basis. Westfield states these votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.

Westfield notes that some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Westfield states that several of these firms are on its approved broker list. Westfield further notes that because it may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. Westfield explains that to help ensure independence in the brokerage selection process, the brokerage selection and evaluation process is managed by its Portfolio Strategist, while client relationships are managed by its Marketing/Client Service team. Westfield recognizes that the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams. Westfield prohibits any member of its Marketing/Client Service team to provide input into brokerage selection.

Westfield states that personal accounts may give rise to conflicts of interest, explaining that its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield states that it has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Westfield states that their Compliance team also reviews personal trading activity regularly.

Westfield states that the firm serves as manager to the General Partners of two private funds, for which the firm also provides investment advisory services. Westfield and its employees have invested their own assets in these partnerships, as well as other strategies or mutual funds that are advised by Westfield (collectively, the “funds”). As such, Westfield has a financial interest in such funds. Westfield states allowing such investments and having a financial interest in the funds can create an incentive for Westfield to favor these accounts because their financial interests are more directly tied to the performance of such accounts. Westfield states that to help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Westfield states that regular reviews of client accounts are conducted to ensure procedures have been followed.

Compensation of Portfolio Managers

Westfield states that members of the Investment Committee (IC) may be eligible to receive various components of compensation:

•	IC members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•	IC members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•	IC members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who received equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

•	IC members may receive a portion of the performance-based fee earned from an account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the IC.

VIA

VIA reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
VIA (Adviser to all Funds and primarily responsible for the day to day management of the Model Portfolio Funds and Milestone Funds)
Wayne Wicker	0	$0	1	$10,660.4	0	$0
David Braverman	0	$0	0	$0	0	$0
Lee Trenum	0	$0	0	$0	0	$0

Potential Conflicts of Interest

In respect to the subadvised Funds of the Trust, VIA normally is not involved in the day-to-day investment management and security selections of those Funds under the Trust’s manager-of-managers structure. For these Funds, the subadvisers, which are not related to VIA, decide what securities will be bought, sold or held for the Funds and when investment transactions will take place, and also select the broker-dealers that execute particular transactions for these Funds. This structure serves to prevent material conflicts in connection with the management of the Funds’ investments between the interests of these Funds and the interests of other accounts managed by VIA’s portfolio managers or other VIA affiliates.

In managing the Model Portfolio Funds and Milestone Funds, however, a potential conflict between the interests of those Funds and the underlying Funds of the Trust in which they invest may arise in connection with decisions made by VIA or its portfolio managers to change allocations to one or more underlying Funds or to rebalance the assets of the Model Portfolio or Milestone Funds in accordance with previously established allocations. This is because reallocations likely will result in net redemptions or purchases of shares of one or more underlying Funds. Depending upon the timing and/or amounts involved, reallocations have the potential to disrupt the orderly management of an underlying Fund’s portfolio or to increase its expenses, including its portfolio transaction and administrative costs. VIA seeks to avoid such disruptions and expense increases by structuring the portfolios of the Model Portfolio Funds and Milestone Funds to avoid excessive concentrations in any single underlying Fund and by appropriately planning for and managing the timing and amounts of allocation changes, so as to protect the interests of all Funds of the Trust involved and their respective shareholders.

VIA has also adopted policies and procedures for placing trades in shares of the third party ETF on behalf of the Model Portfolio Funds and Milestone Funds, which include, among other things, procedures regarding the trade order process, trade allocation, best execution, and brokerage selection in connection with these trades. The trade allocation procedures included in these policies and procedures seek to ensure that the Model Portfolio Funds and Milestone Funds that trade in shares of the same ETF on the same trading day are treated fairly and equitably in terms of the price received. In the event that the broker-dealer fills orders for more than one Model

Portfolio Fund or Milestone Fund in shares of the same third party ETF at different share prices during a single trading day, VIA will instruct the broker-dealer to allocate each order filled on that day to the relevant Model Portfolio Fund and Milestone Fund pro rata based on the relative size of the original orders. If the broker-dealer is unable to fill all of the original orders on that day, then the trades that were completed will also be allocated among the relevant Model Portfolio Fund and Milestone Funds pro rata based on the relative size of the original orders.

In addition, VIA seeks to treat all Model Portfolio Funds and Milestone Funds fairly and equitably when allocating investment opportunities in shares of the third party ETF. VIA currently does not expect to invest Model Portfolio Fund and Milestone Fund assets in shares of a third party ETF that presents limited investment opportunities. If any desired third party ETF investment opportunities are so limited, VIA will allocate those opportunities among eligible Model Portfolio Funds and Milestone Funds on a fair and equitable basis over time.

In seeking to avoid potential conflicts of interest associated with the selection of a broker-dealer for trades in shares of the third party ETF, VIA and its Brokerage Approval Committee (“BAC”) are prohibited from taking into consideration any activity or commitment by a broker-dealer to consult with current or prospective advisory, administrative services or other clients regarding their investment line-up or the Funds (or other products offered by or through ICMA-RC and its affiliates). Further, VIA and the BAC are prohibited from selecting a particular broker-dealer to compensate or reward that broker-dealer (or an affiliate) for recommending VIA, ICMA-RC or ICMA-RC’s other affiliates (or any investment product offered by or through ICMA-RC or its affiliates, including but not limited to the Funds) to prospective or current clients or investors. However, broker-dealers will not be excluded from selection due to such activities or having made such recommendations. In addition, VIA will not use its affiliated broker-dealer, RC Services, to execute trades in shares of the third party ETF, and VIA will not select any broker-dealer with which ICMA-RC Services has entered into an agreement or other arrangement to sell shares of the Funds.

Compensation of Portfolio Managers

Personnel of VIA are ICMA-RC employees and generally receive the same type of compensation package as other ICMA-RC employees. Additionally, VIA personnel who are responsible for the investment oversight of the Funds receive special incentive compensation that is directly related to the performance of the Funds. This incentive compensation is measured on a one to three year performance basis against the relative fund rankings. The benchmarks used to rank this performance are the peer groups within the Morningstar peer group universes.

PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES

As of December 31, 2014, Wayne Wicker, a portfolio manager of the Milestone 2030 Fund, owned within the range of $100,001 - $500,000 of that Fund. As of December 31, 2014, David Braverman, a portfolio manager of the Milestone 2030 Fund, owned within the range of $100,001 - $500,000 of that Fund. As of December 31, 2014, Lee Trenum, a portfolio manager of the Milestone 2035 Fund, owned within the range of $100,001 - $500,000 of that Fund.

As of December 31, 2014 none of the other portfolio managers owned shares of Funds for which they provide portfolio management services.

PORTFOLIO TRANSACTIONS OF THE FUNDS

The following tables represent the total brokerage commissions paid by the Funds for the fiscal years ended December 31, 2012, 2013, and 2014:

Fund	2012	2013	2014
Low Duration Bond Fund	$0	$0	$0
Inflation Focused Fund	$6,075	$5,344	$412
High Yield Fund	$0	$0	$0
Equity Income Fund	$405,461	$557,082	$903,587
Growth & Income Fund	$376,986	$562,778	$487,260
Growth Fund	$1,706,714	$1,603,047	$1,281,740
Select Value Fund	$277,470	$433,662	$407,033
Aggressive Opportunities Fund	$1,268,795	$852,411	$724,650
Discovery Fund	$307,229	$370,017	$335,057
International Fund	$1,665,199	$1,678,524	$1,413,174
Diversifying Strategies Fund	$46,122	$51,397	$45,132
Core Bond Index Fund	$0	$0	$0
500 Stock Index Fund	$3,547	$5,617	$14,624
Broad Market Index Fund	$2,598	$10,834	$4,129
Mid/Small Company Index Fund	$26,040	$49,064	$20,000
Overseas Equity Index Fund	$16,781	$33,219	$24,037
Model Portfolio Conservative Growth Fund	$0	$2,506	$728
Model Portfolio Traditional Growth Fund	$0	$5,666	$4,833
Model Portfolio Long Term Growth	$0	$14,276	$6,517
Model Portfolio Global Equity Growth Fund	$0	$8,496	$5,886
Milestone Retirement Income Fund	$0	$1,249	$609
Milestone 2010 Fund	$0	$1,138	$747
Milestone 2015 Fund	$0	$2,897	$1,762
Milestone 2020 Fund	$0	$4,699	$1,814
Milestone 2025 Fund	$0	$3,731	$3,131
Milestone 2030 Fund	$0	$3,066	$3,229
Milestone 2035 Fund	$0	$2,899	$2,368
Milestone 2040 Fund	$0	$3,052	$2,751
Milestone 2045 Fund	$0	$1,109	$1,203
Milestone 2050 Fund	$0	$354	$457
Total	$6,109,016	$6,268,129	$5,696,869

The relatively significant increase in brokerage commissions paid by the Equity Income Fund in 2014, as compared to the commissions paid in 2013, was primarily driven by the materially higher portfolio turnover for the Fund in 2014 compared to 2013. The relatively significant increase in brokerage commissions paid by the Select Value Fund in 2013, as compared to the commissions paid in 2012, was primarily driven by the materially higher portfolio turnover for the Fund in 2013 compared to 2012. The relatively significant decrease in brokerage commissions paid by the Aggressive Opportunities Fund in 2013, as compared to the commissions paid in 2012, was primarily driven by the materially lower portfolio turnover for the Fund in 2013 compared to 2012. The relatively significant decrease in brokerage commissions paid by the Mid/Small Company Index Fund in 2014, as compared to the commissions paid in 2013, was primarily driven by the materially lower portfolio turnover for the Fund in 2014 compared to 2013. The relatively significant increase in brokerage commissions paid by the Mid/Small Company Index Fund in 2013, as compared to the commissions paid in 2012, was primarily driven by the materially higher portfolio turnover for the Fund in 2013 compared to 2012. The relatively significant increase in brokerage commissions paid by the Overseas Equity Index Fund in 2013, as compared to the commissions paid in 2012 was primarily driven by increased trading required by larger cash flows in 2013 compared to 2012. The commissions reported for the Milestone Funds and the Model Portfolio Funds are for ETF securities, which began trading in May 2013.

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Select Value Fund, the Discovery Fund, the Growth & Income Fund, the Equity Income Fund and the Diversifying Strategies Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and included with the realized gains of the Funds. Participation in the program is voluntary and VIA receives no benefit from the recaptured commissions.

Total estimated brokerage paid to brokers participating in the commission recapture program for the fiscal year ended December 31, 2014:

Equity Income Fund	$7,776	Aggressive Opportunities Fund	$71,160
Growth & Income Fund	$62,665	Discovery Fund	$8,651
Growth Fund	$174,830	International Fund	$165,981
Select Value Fund	$68,467	Diversifying Strategies Fund	$627
Total	$560,158

The following chart shows Fund holdings of securities of the Funds’ top 10 broker-dealers (or of their parents) that earned the most commissions or engaged in the largest dollar amount of portfolio transactions or sold the largest dollar amount of securities during the last fiscal year as of December 31, 2014.

Fund	Name of Broker-Dealer or Parent	Value of Securities Owned as of 12/31/14 (000’s omitted)
Low Duration Bond Fund
	Bank of America Corp.	$16,168
	Bank of New York Mellon Corp.	$752
	Barclays Capital, Inc.	$10,235
	Citigroup, Inc.	$24,793
	Credit Suisse Group	$4,123
	Goldman Sachs & Co.	$3,941
	J.P. Morgan Chase & Co.	$25,348
	Morgan Stanley & Co, Inc.	$4,299
	Nomura Group	$1,329
	Royal Bank of Scotland Group PLC	$9,238
	UBS AG	$1,690

Fund	Name of Broker-Dealer or Parent	Value of Securities Owned as of 12/31/14 (000’s omitted)
High Yield Fund
	Bank of America Corp. Barclays Capital, Inc.	$ $	286 530
Inflation Focused Fund
	Bank of America Corp. Goldman Sachs & Co. UBS AG	$ $ $	2,527 2,670 2,573
Equity Income Fund
	Bank of America Corp. Bank of New York Mellon Corp. Citigroup, Inc. J.P. Morgan Chase & Co. Morgan Stanley & Co., Inc. Suntrust Banks, Inc. Wells Fargo & Co.	$ $ $ $ $ $ $	13,786 16,119 16,563 44,171 508 8,627 43,325
Growth & Income Fund
	Bank of New York Mellon Corp. Citigroup, Inc. Goldman Sachs & Co. J.P. Morgan Chase & Co. Morgan Stanley & Co, Inc.	$ $ $ $ $	29,533 22,675 9,071 24,639 4,594
Growth Fund
	Citigroup, Inc. J.P. Morgan Chase & Co. Morgan Stanley & Co., Inc.	$ $ $	9,930 11,417 15,582
Aggressive Opportunities
	Bank of New York Mellon Corp.		$4,219
Discovery Fund
	Bank of America Corp. Barclays Capital, Inc. Citigroup, Inc. Credit Suisse Group Goldman Sachs & Co. J. P. Morgan Chase & Co. Morgan Stanley & Co, Inc. UBS AG	$ $ $ $ $ $ $ $	1,825 300 2,034 749 2,435 2,077 1,578 298
Core Bond Index Fund
	Bank of America Corp. Bank of New York Mellon Corp. Barclays Capital, Inc. Citigroup, Inc. Goldman Sachs & Co. J. P. Morgan Chase & Co. Morgan Stanley & Co, Inc. Nomura Group Royal Bank of Scotland Group Plc Wells Fargo & Co.	$ $ $ $ $ $ $ $ $ $	15,641 1,019 959 10,947 11,748 14,115 8,614 355 4,186 7,007

Fund	Name of Broker-Dealer or Parent	Value of Securities Owned as of 12/31/14 (000’s omitted)
500 Stock Index Fund
	Bank of America Corp.	$8,463
	Citigroup, Inc.	$7,353
	Goldman Sachs & Co.	$3,566
	J. P. Morgan Chase & Co.	$10,546
	Morgan Stanley & Co, Inc.	$2,671
Broad Market Index Fund
	Bank of America Corp.	$7,152
	Citigroup, Inc.	$6,196
	Goldman Sachs & Co.	$3,298
	Investment Technology Group Inc.	$43
	J. P. Morgan Chase & Co.	$8,877
	Morgan Stanley & Co, Inc.	$2,213
Mid/Small Company Index Fund
	Investment Technology Group Inc.	$128
Overseas Equity Index Fund
	Credit Suisse Group	$911
	Deutsche Bank AG	$991
	HSBC Holdings Plc	$4,322
	Instinet, LLC	$580
	UBS AG	$1,495
Diversifying Strategies Fund
	Bank of America Corp.	$7,946
	Bank of New York Mellon Corp.	$983
	Barclays Capital, Inc.	$1,832
	Citigroup, Inc.	$11,455
	Credit Agricole Group	$5,112
	Credit Suisse Group	$6,802
	Goldman Sachs & Co.	$7,571
	J. P. Morgan Chase & Co.	$8,570
	Morgan Stanley & Co, Inc.	$6,283
	Nomura Group	$1,532
	Royal Bank of Scotland Group Plc	$7,223
	UBS AG	$2,485
	Wells Fargo & Co.	$2,804

Subadvisers’ Brokerage Practices. The investment subadvisory agreements with each Fund subadviser authorizes the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for that Fund. The agreements direct the subadvisers to use their best efforts to obtain the best execution with respect to all transactions for the relevant Fund(s). In placing Fund portfolio transactions with broker-dealers, therefore, each subadviser is expected to use its best judgment to choose the broker-dealer most capable of providing the execution services necessary to obtain most favorable execution.

In evaluating the terms available for executing portfolio transactions for the Funds and in selecting broker-dealers to execute such transactions, the subadvisers may consider, in addition to commission costs and execution capabilities, relevant factors, such as the financial stability and reputation of the broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) provided by such brokers. In addition, the subadvisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Such research services may include research on companies, on-line access to multiple news sources, and financial and statistical data. Research services provided may be used by a subadviser in servicing other clients. On occasion, a subadviser may share research so obtained with VIA. The subadvisers are authorized to pay broker-dealers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commissions another broker would have charged for executing that transaction, if the subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker-dealer in discharging responsibilities with respect to the Funds or to other client accounts as to which the subadviser exercises investment discretion.

The following subadvisers, who may consider (in addition to commission costs and execution capabilities) Section 28(e) research services provided as a factor when selecting brokers, reported the following dollar amount of transactions and related commissions for Fund portfolio transactions by brokers that provided research services in connection with such transactions for the fiscal year ended December 31, 2014.

Fund	Total Dollar Amount of Transactions (000 omitted)	Total Commissions Paid on Such Transactions (000 omitted)
Equity Income Fund
T. Rowe Price	$51,055	$8
Wellington Management	$205,904	$98

Growth & Income Fund
FMI	$76,370	$58
T. Rowe Price	$23,547	$3
Wellington Management	$336,810	$191

Growth Fund
Columbus Circle Investors	$68,514	$59
Victory Capital	$505,631	$212
Atlanta Capital	$219,974	$96

Fund	Total Dollar Amount of Transactions (000 omitted)	Total Commissions Paid on Such Transactions (000 omitted)
Westfield	$510,929	$314

Select Value Fund
Artisan	$37,492	$32
Systematic	$305,823	$98
WEDGE	$30,963	$22

Aggressive Opportunities Fund
TimesSquare	$314,016	$261
WellsCap	$20,367	$17

Discovery
Wellington Management	$156,386	$253

International Fund
Artisan	$134,803	$212
GlobeFlex	$306,112	$490

One or more of the subadvisers may aggregate sales or purchase orders for the Funds with similar orders being made simultaneously for other client accounts managed by the subadviser. The subadviser may do so when, in its reasonable judgment, such aggregation will result in an overall economic benefit or more efficient execution to the Fund taking into consideration the advantageous selling or purchase price, brokerage commission or other expenses.

The determination of such economic benefit to the Fund by the subadviser represents its evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission or other expenses and beneficial timing of transactions or a combination of these and other factors. In such event, allocation of the investments so purchased or sold, as well as expenses incurred in the transaction, will be made by the subadviser in a manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

Subadvisers may engage in brokerage and other securities transactions on behalf of a Fund with broker-dealer affiliates of the Fund’s subadvisers according to procedures adopted by the Funds’ Board and to the extent consistent with applicable provisions of the federal securities laws.

VIA’s Brokerage Practices for ETF Transactions. VIA has brokerage discretion only with respect to ETF trades for the Model Portfolio Funds and Milestone Funds. Accordingly, VIA selects the broker-dealers who will execute the purchases or sales of shares of a third party ETF for each Model Portfolio Fund and Milestone Fund. In selecting broker-dealers for these trades, VIA considers the full range and quality of a broker’s services in placing brokerage including, among other things, execution capability, commission rate, financial responsibility, and responsiveness, with the determining factor being whether the transaction represents the best qualitative execution. VIA generally seeks competitive commission rates, but it does not necessarily pay the lowest commission or cost. VIA makes itself aware of current broker-dealer charges and seeks to minimize the expenses incurred to the extent consistent with the interests and policies of the Model Portfolio Funds and Milestone Funds.

With respect to trades in shares of the third party ETF, VIA will not enter into soft dollar arrangements with broker-dealers for third-party research services or products. However, VIA may receive proprietary research from broker-dealers on an unsolicited basis. VIA does not “pay up” for this proprietary research or otherwise take the receipt of this research into consideration when selecting broker-dealers, or evaluating commission rates or execution quality.

In general, VIA will place orders for shares of the third party ETF only with broker-dealers that have been approved by its BAC. This committee is responsible for approving the broker-dealers to be added to, or removed from, the list of broker-dealers available to traders, which is reviewed at least quarterly by the BAC. VIA will not use its affiliated broker-dealer, ICMA-RC Services, to execute trades in shares of the third party ETF on behalf of the Model Portfolio Funds and Milestone Funds. Any future affiliated brokerage transactions would be done only as permitted by applicable law.

In seeking to avoid potential conflicts of interest associated with the selection of a broker-dealer for trades in shares of the third party ETF, VIA and its BAC are prohibited from taking into consideration any activity or commitment by a broker-dealer to consult with current or prospective advisory, administrative services or other clients regarding their investment line-up or the Funds (or other products offered by or through ICMA-RC and its affiliates). Further, VIA and the BAC are prohibited from selecting a particular broker-dealer to compensate or reward that broker-dealer (or an affiliate) for recommending VIA, ICMA-RC or ICMA-RC’s other affiliates (or any investment product offered by or through ICMA-RC or its affiliates, including but not limited to the Funds) to prospective or current clients or investors. However, broker-dealers will not be excluded from selection due to such activities or having made such recommendations. Lastly, VIA will not select any broker-dealer with which ICMA-RC Services has entered into an agreement or other arrangement to sell shares of the Funds.

In connection with the placement of trade orders in shares of the third party ETF, VIA has adopted trade allocation procedures to seek to ensure that the Model Portfolio Funds and Milestone Funds that trade in shares of the same ETF on the same trading day are treated fairly and equitably in terms of the price received. In the event that the broker-dealer fills orders for more than one Model Portfolio Fund or Milestone Fund in shares of the same third party ETF at different share prices during a single trading day, VIA will instruct the broker-dealer to allocate each order filled on that day to the relevant Model Portfolio Fund and Milestone Fund pro rata based on the relative size of the original orders. If the broker-dealer is unable to fill all of the original orders on that day, then the trades that were completed will also be allocated among the relevant Model Portfolio Fund and Milestone Funds pro rata based on the relative size of the original orders.

Portfolio Turnover Rates. Certain Funds experienced a significant variation in their portfolio turnover rates over the two most recently completed fiscal years.

The Discovery Fund’s portfolio turnover rate of 100% during the year ended December 31, 2014 was significantly higher than the prior year period’s portfolio turnover rate of 77% because of increased trading activity during periods of higher market volatility for small capitalization stocks and fixed income securities.

As a result of the security transactions required to implement the February 2014 subadviser changes and the May 2014 principal investment strategy changes, the Diversifying Strategies Fund’s overall portfolio turnover was 103% during the year ended December 31, 2014, which was significantly higher than the prior year period’s turnover rate of 70%.

The Core Bond Index Fund’s portfolio turnover rate was 160% during the year ended December 31, 2014, which is significantly higher than the Fund’s portfolio turnover rate of 120% during the year ended December 31, 2013. The increase was primarily a result of TBA transactions within the Core Bond Index Fund as investors made significant additional purchases and the Fund sought to maintain characteristics comparable to its market benchmark index.

CAPITAL STOCK AND OTHER SECURITIES

The Trust’s Amended Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class.

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than the possible future termination of a Fund. A Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, each Fund will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Each share is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Voting Rights. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional share held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. Shareholders have the power to vote only as expressly granted under the 1940 Act, under Delaware statutory trust law, or by the Board. With respect to matters that affect one class or Fund but not another, shareholders vote as a class or a Fund. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund or class is required by law or where the matter involved only affects one Fund or class. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Calls or Assessment. All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

Continuous Public Offering of Shares. The Trust is an open-end diversified management investment company organized as a Delaware statutory trust. As an open-end company, the Trust continually offers shares to the public.

Multiple-Class Structure. The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Multiple Class Plan, each share class of a Fund represents beneficial interests in the same portfolio of investments of that Fund, and is identical in all respects to each other class, except as set forth in the plan. Prior to March 1, 2013, each Fund, with the exception of the Index Funds (which offered Class I and Class II Shares), offered only one class of shares. On March 1, 2013, the Index Funds added a third share class, T Shares, and each actively managed Fund (with the exception of the Diversifying Strategies Fund) and each Model Portfolio Fund and Milestone Fund, began offering more than one class of shares. Specifically, the Model Portfolio Funds and Milestone Funds began offering TM Shares, and the Model Portfolio Funds and Milestone Funds renamed their existing shares as Investor M Shares. On March 1, 2013, the Diversifying Strategies Fund renamed its existing shares as T Shares. In addition, the other actively managed Funds added T Shares, and renamed their existing shares as Investor Shares on March 1, 2013.

Class Differences. As described in the prospectus, each share class has different shareholder eligibility requirements. As a result of these different eligibility requirements, each class is expected to have varying numbers, sizes and types of shareholder accounts. For example, a Fund’s T (or TM) Share class is expected to have a limited number of shareholder accounts (with generally higher average account balances) as compared to Investor (or Investor M) Shares. As a result, the aggregate amount and level of services provided with respect to Investor (and Investor M) shareholder accounts under the VTA Agreement will materially differ or exceed the amount and level of such services for T (or TM) Shares. Further, holders of Investor (or Investor M) Shares (e.g., IRAs, RHS plans and other government plans) will receive participant level recordkeeping, administrative and other services, as well as certain services that apply only to plan shareholders (e.g., participant transaction recordkeeping, processing and notification; participant tax reporting; forfeiture processing and reporting; issuance of plan service reports; plan and participant recordkeeping; participant account statements; responding to inquiries from participants; and education and communications for plans and participants). Because of the differences among share classes, the share classes are subject to varying transfer agency and related shareholder servicing and administrative service fees.

With respect to Class I and Class II Shares of the Index Funds, it is expected that the investors to whom Class II Shares of the Index Funds are available will require fewer account-based services than investors in Class I Shares of the Index Funds and, therefore, afford certain economies of scale or other cost savings with regard to the servicing of shareholder accounts of the Index Funds.

Expense Allocations. Each class pays a different share of transfer agency and related shareholder and administrative service expenses. Further, certain other expenses incurred by or for the benefit of a particular class are allocated to that share class (e.g., certain shareholder communications expenses; professional service and directors fees attributable to matters solely affecting a particular class). All other expenses of a Fund are allocated to each share class of such Fund (as applicable) on the basis of the relative net assets of each share class.

More Information about the VTA Fees for the Model Portfolio Funds and Milestone Funds (effective March 1, 2013). As a result of the share class changes on March 1, 2013, the Model Portfolio Funds’ and Milestone Funds’ investments in the underlying Funds are expected to provide certain savings to the underlying Funds. For example, savings are expected to result from the elimination of numerous separate shareholder accounts that would otherwise require servicing which, in the absence of the Model Portfolio Funds and Milestone Funds, would have been invested directly in the underlying Funds. This reduces transfer agency and related shareholder servicing and other costs. The savings to the underlying Funds generated by the Model Portfolio Funds and Milestone Funds is recognized through a lower transfer agent fee for Investor M and TM Shares, which applies the benefit of these savings to the Model Portfolio and Milestone Series shareholders that are generating it, rather than to all T class shareholders of the underlying Funds. Because of these factors and other differences, Investor M and TM Shares will have lower transfer agent fees under the VTA Agreement than Investor and T Shares, respectively.

Additional Information about Eligibility for Class II Shares of the Index Funds. As mentioned above, in addition to the eligibility and conversion rights described in the Index Funds’ Prospectus, other public sector employee benefit plans that utilize the EZLink platform and have average account balances or other features that are expected to afford the Index Funds with certain economies of scale or other cost savings with respect to the servicing of their accounts, and certain IRAs known as “deemed (or Sidecar) IRAs,” may also qualify for Class II Shares as determined in accordance with the following guidelines, which may be amended by the Board from time to time:

1.	Plans having a combination of plan asset size and average participant account balance size as described in the table below, either individually or in the aggregate with other plans sponsored by the same or a related public employer may be offered Class II Shares of the Index Funds:

Plan Assets	Average Participant Balance
$20,000,000	N/A
$10,000,000	$30,000
$5,000,000	$40,000

2.	Plans that (a) do not require significant customization for account-based services (as those services are defined in the Multiple Class Plan) and (b) meet one or more of the following criteria, may be eligible for Class II Shares of the Index Funds:

(i)	there is a reasonable expectation that the plan will meet the eligibility requirements described in the Index Funds’ Prospectus including the guidelines listed here within an 18-month period;

(ii)	the plan agrees to contract terms with ICMA-RC that ensure that the Class II Shares of the Index Funds will be offered to participants for a multi-year period and/or in an exclusive arrangement where ICMA-RC is the sole provider of retirement services;

(iii)	the plan offers significant economies to VTA, including reduced field support, contribution processing, telephone support, or reduced communications; or

(iv)	the plan has average participant account balances greater than or equal to $50,000.

PURCHASES AND REDEMPTIONS

PURCHASES

Shares of the Funds are offered at their net asset value (“NAV”) without a sales load or contingent deferred sales charge. Please refer to the Prospectus under the heading “Purchases, Exchanges and Redemptions” for additional information.

The Funds reserve the right in their sole discretion: (i) to suspend the offering of their shares; or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

REDEMPTIONS

Please refer to the Prospectus under the heading “Purchases, Exchanges and Redemptions.”

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the New York Stock Exchange (“NYSE”), the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange (“CME”), the Chicago Board of Trade (“CBOT”), or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund’s investments or the determination of its NAV is not reasonably practicable; (iii) for any period where suspensions are permitted under the 1940 Act and the regulations thereunder, or (iv) for such other periods as the SEC may permit for the protection of a Fund’s investors.

IRA redemption requests must include a signature guarantee.

A signature guarantee is designed to protect shareholders against fraud and may be required by the Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:

*	The account registration has changed within the past 30 days;

*	The check is being mailed to an address other than the one listed on the account (record address);

*	The check is being made payable to someone other than the account owner;

*	The redemption proceeds are being transferred to an account with a different registration;

*	The redemption amount exceeds $100,000;

*	Proceeds are to be wired to a bank account that was not pre-designated; and

*	Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a payment of the entire redemption in cash detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under “Pricing and Timing of Purchases, Exchanges and Redemptions” and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new Prospectus or a Prospectus supplement in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor for a complete redemption of that account. In addition, the Funds may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder’s most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAXES

TAX ADVANTAGED SHAREHOLDERS

Shareholders who invest in the Funds through tax-qualified plans ordinarily will not be taxed until they receive distributions/withdrawals from such plans. All distributions to shareholders that are reinvested in the Fund are used to purchase additional shares. Contributions to such plans, as well as the earnings and gains that have been reinvested will ordinarily be taxable upon distribution or withdrawal. An investor should consult his or her benefits or tax advisor for additional information about IRS rules, regulations, or requirements pertaining to these plans.

Certain tax advantaged shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Funds generally serve to block unrelated business taxable income (“UBTI”) from being realized by such tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code of 1986, as amended (the “Code”). Certain types of income received by a Fund from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

TAX CONSEQUENCES FOR INVESTMENTS IN THE FUNDS

The following is only a summary of certain tax considerations generally affecting the Funds. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. The discussion of federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

Federal Income Tax

Taxation of the Funds. Each Fund intends to qualify as a “regulated investment company” (“RIC”) as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of each of such issuers or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that all such taxes will be eliminated. A Fund will be subject to federal income taxation to the extent it fails to distribute its net investment income or capital gains. A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If any Fund fails to satisfy the qualifying income or asset diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to a Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates, without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

For taxable years beginning after December 22, 2010, a Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post 2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer a Fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. A Fund will monitor its transactions, and intends to make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Fund as a RIC.

A Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which such Fund will be able to engage in credit default swap agreements.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which a Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount” or “OID,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses. In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

If a Fund invests in U.S. Treasury Inflation Protected Securities (“TIPS”) (or other inflation adjusted debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year, even though the principal adjustments would not actually be received from the Treasury until maturity (a situation that is sometimes described as taxing “phantom income”). Conversely, a decrease in the inflation-adjusted principal amount (due to deflation) will first reduce the interest income attributable to the semiannual interest payments for the year of the adjustment; and if the amount of the decrease exceeds the income attributable to the semiannual interest payments, the excess will generally be an ordinary deduction to the extent that interest from the security was previously included in income. Any remaining decrease will be carried forward to reduce interest income on the inflation adjusted security in future years. A Fund will generally recognize a capital loss if the Fund sells or exchanges the inflation adjusted security, or if the security matures, before the Fund has used all that decrease.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

The Funds may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

A Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund’s investment in one or more of such “qualified publicly traded partnerships” is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Funds may invest in will deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on a Fund’s securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporation, a Fund will be eligible to, and intends to file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possession’s income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. A shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of fixed income securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirements for RIC qualification purposes and to avoid imposition of excise taxes, both described above. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of Shareholders Subject to Tax. Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund’s income, less expenses, incurred in the operation of such Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in fixed income securities, generally all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals currently set at 20% (lower rates for individuals in lower tax brackets)) to the extent that a Fund reports its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporation (e.g., foreign corporation incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.).

Distributions that a Fund receives from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 20% (lower rates for individuals in lower tax brackets).

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds will inform shareholders of the amount of your distributions at the time they are paid, and will advise shareholders of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of a shareholder’s investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of a net capital gain distribution received by the shareholder. For tax purposes, an exchange of your shares of a Fund for shares of a different Fund is the same as a sale.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. Therefore, an investor should consider the tax consequences of purchasing shares immediately before a distribution record date.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Each Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is now also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method which can be obtained from the Fund or the administrator. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting applies to them. These reporting requirements only apply to require the reporting of the gross proceeds from the sale of Fund shares acquired and sold after December 31, 2011.

Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Other Tax Issues. In certain cases, the Fund will be required to withhold at a rate of 28% and remit to the U.S. Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

In general, if a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Taxes

No Fund is liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.

Shareholders are urged to consult their tax advisers regarding the effect of federal, state, and local taxes to their own individual circumstances.

CHANGES TO FUND OBJECTIVES, STRATEGIES, SUBADVISERS AND COMPARATIVE BENCHMARKS

From time to time, a Fund may change its investment objectives, principal investment strategies and performance benchmarks. Also, as described in the Prospectus, for certain Funds, VIA may employ one or more subadvisers to manage a Fund’s assets. VIA oversees the subadvisers and recommends to the Funds’ Board their hiring, termination or replacement. Accordingly, a Fund may have different subadvisers or different combinations of subadvisers over time. Subadviser changes are described and disclosed in Prospectus supplements and information statements that are filed with the SEC and publicly available on the SEC’s website (www.sec.gov).

Any or all of these changes may affect a Fund’s performance (actual or on a comparative basis), share volatility, portfolio turnover and other characteristics. There is no assurance that a Fund will be able to achieve long-term investment results similar to those achieved prior to these changes. Investors should take into account the likely impact of these changes before deciding to buy, hold or sell shares of a Fund. Of course, past performance is no indication or guarantee of future performance results.

Certain changes that have been made to Fund investment objectives or principal investment strategies during the past five years are described below.

Diversifying Strategies Fund

On May 1, 2014, the Diversifying Strategies Fund added a new Passive REIT Index strategy and a new Enhanced Equity strategy, and removed the Global Tactical Asset Allocation strategy.

Aggressive Opportunities Fund

On August 27, 2012, the Aggressive Opportunities Fund added a new indexed or “passively managed” strategy to its then-existing investment strategies in which a portion of the Aggressive Opportunities Fund invests in (or obtains exposure to) stocks included in a custom, equally-weighted, version of the Russell Midcap Growth Index.

Broad Market Index Fund

On May 1, 2013, the Broad Market Index Fund revised its investment objective and principal investment strategies to change its benchmark index from the Wilshire 5000 Total Market Index to the Russell 3000® Index.

Mid/Small Company Index Fund

On May 1, 2013, the Mid/Small Company Index Fund revised its investment objective and principal investment strategies to change its benchmark index from the Wilshire 4500 Completion Index to the Russell 2500TM Index.

Core Bond Index Fund

On May 1, 2015, the Core Bond Index Fund revised its principal investment strategies to reflect that the Core Bond Index Fund invests, under normal circumstances, at least 80% (a change from the previous 90%) of its net assets in bonds and other fixed income securities included in the Barclays U.S. Aggregate Bond Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index. In addition and from that date, the Core Bond Index Fund considers TBA purchase commitments that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments included within the index.

Equity Income Fund

On February 4, 2014, the Equity Income Fund added a new indexed or “passively managed” strategy to its then-existing investment strategies in which a portion of the Equity Income Fund invests in (or obtains exposure to) stocks included in a custom, equally-weighted, version of the Russell 1000 Value Index.

On May 1, 2015, the Equity Income Fund revised its principal investment strategies. Prior to that date, the second sentence of the Equity Income Fund’s principal investment strategies stated that the Fund seeks to invest primarily in the common stocks of U.S. companies that the Fund’s subadvisers believe will pay dividends at above-market levels. Beginning on May 1, 2015, the reference to “at above-market levels” was removed.

Inflation Focused Fund

On May 1, 2014, the Inflation Protected Securities Fund changed its name to the Inflation Focused Fund. On May 1, 2015, the Inflation Focused Fund revised its investment objective to “offer inflation protection and income,” and changed its principal investment strategies to incorporate a multi-sector inflation strategy that is currently managed by AllianceBernstein.

Model Portfolio Funds

Prior to May 1, 2014, the Model Portfolio Conservative Growth Fund, the Model Portfolio Traditional Growth Fund, and the Model Portfolio Long-Term Growth Fund each had different principal investment strategies. More specifically, effective May 1, 2014, there was an overall increase in such Funds’ fixed income investment allocation and a decrease in the allocation to equity investments. Additionally, there was a decrease in the allocation to the multi-strategy Fund in the Model Portfolio Conservative Growth Fund and in the Model Portfolio Traditional Growth Fund, and an increase in the allocation to the multi-strategy Fund in the Model Portfolio Long-Term Growth Fund. There were corresponding changes made to underlying Fund target allocation ranges.

On August 25, 2015, the Model Portfolio All-Equity Growth Fund changed its name to the Model Portfolio Global Equity Growth Fund and changed its principal investment strategies to incorporate an increase in its equity exposure to non-U.S. securities. As a result, there were corresponding changes made to the Model Portfolio Global Equity Growth Fund’s underlying Fund target allocation ranges.

Milestone Funds

Prior to May 1, 2014, the Milestone Retirement Income Fund, the Milestone 2010 Fund, the Milestone 2015 Fund, the Milestone 2020 Fund, the Milestone 2025 Fund, the Milestone 2030 Fund, the Milestone 2035 Fund, the Milestone 2040 Fund, the Milestone 2045 Fund, and the Milestone 2050 Fund each had different principal investment strategies.

In general, the changes that were effective on May 1, 2014 involved altering the manner in which the dated Milestone Funds’ assets are allocated over time as depicted by their “glide path.” The final target asset allocation for each dated Milestone Fund was changed so that there will be different allocations to the fixed income, equity, and multi-strategy allocations as compared to the pre-May 1, 2014 final target asset allocations. Accordingly, the final target asset allocation for each dated Milestone Fund was changed to: approximately 30% equity investments (before May 1, 2014, it was 25%), 63% fixed income investments (before 55%), and 7% in the multi-strategy Fund (before 20%). The new final target allocations match the new target asset allocation for the Milestone Retirement Income Fund (see below).

On May 1, 2014, the target asset allocation for the Milestone Retirement Income Fund was changed to: approximately 30% equity investments (before May 1, 2014, it was 25%), 63% fixed income investments (before 55%), and 7% in the multi-strategy Fund (before 20%); an increase in equity and fixed income fund allocations and a decrease in the multi-strategy fund allocation.

CALCULATION OF PERFORMANCE DATA

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return in accordance with SEC rules and standards.

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

Certain Funds offer multiple classes of shares which in many cases were initially offered for sale to, and purchased by, the public on different dates (each an “inception date”). In cases where a class of shares (a “Newer Class”) is first offered after the inception date of another class (an “Older Class”), the Fund may present total return performance of the Newer Class for periods prior to its inception date by appending the prior performance of the Older Class to the actual performance of the Newer Class (“blended performance”). The Older Class used in these blended performance presentations has historically been the class of shares of the Fund with the longest performance history. However, certain Funds may have more than one class of shares with at least a 10 year performance history – the longest period shown in Fund prospectuses, shareholder reports and sales and marketing literature. Accordingly, blended performance presentations for Newer Classes of these Funds may reflect the prior performance of the Older Class (with at least a 10 year performance history) that has the most similar level of operating expenses as the Newer Class (not necessarily the oldest class with the longest performance history).

In calculating blended performance, the historical monthly returns of the Older Class may be adjusted to reflect the expenses of the Newer Class if those expenses are higher than those of the Older Class. Historical returns are not adjusted if the Newer Class has lower fees than the Older Class. Currently, blended performance has not been adjusted because the Fund’s Newer Classes (as applicable) have lower fees than the Older Classes.

LEGAL COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

Mayer Brown LLP, 1999 K Street NW, Washington, DC, 20006, serves as legal counsel to the Trust.

JPMorgan Chase Bank, N.A., 3 MetroTech Center, Brooklyn, New York 11245, serves as custodian for the Funds. JPMorgan Chase Bank, N.A. maintains the Funds’ securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

APPENDIX A

Credit Ratings

Below is a general description of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“Standard & Poor’s”), and Fitch, Inc. (“Fitch”) bond rating categories. A full and more detailed description of these rating categories can be found online at each of these rating agency’s respective websites.

Moody’s Global Long-Term Credit Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Global Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on an obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on an obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on the obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Fitch Long-Term Ratings

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

D	Default. ‘D’ ratings indicate an instrument that that is currently in default.

Note: the modifiers “+” or”-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to long-term categories below ‘B’.

Fitch Short-Term Ratings

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Agreement and Declaration of Trust of The Vantagepoint Funds (the “Registrant” or the “Trust”) incorporated herein by reference to Exhibit (a) of Pre-Effective Amendment No. 1, filed on December 22, 1998.

(a)(2)	Amendment No. 1 to the Agreement and Declaration of Trust, is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(a)(3)	Amendment No. 2 to the Agreement and Declaration of Trust, is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(b)(1)	By-Laws of Registrant incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1, filed on December 22, 1998.

(b)(2)	Amended By-Laws of Registrant are, incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(c)	Not applicable.

(d)(1)	Master Investment Advisory Agreement between Registrant and Vantagepoint Investment Advisors, LLC (“VIA”) incorporated herein by reference to of Pre-Effective Amendment No. 3, filed on April 26, 1999.

(d)(2)	Second Master Investment Advisory Agreement between VIA and the Registrant on behalf of the Milestone Funds, is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(3)	Amendment to Master Investment Advisory Agreement dated July 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(4)	Fee Waiver Agreement re: Milestone Funds is incorporated herein by reference to Post Effective Amendment No. 24 filed on April 29, 2008

(d)(5)	Subadvisory Agreement - Capital Guardian Trust Company re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(6)	Amendment No. 2 to Subadvisory Agreement – Capital Guardian Trust Company re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(7)	Subadvisory Agreement – Capital Guardian Trust Company dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(8)	Subadvisory Agreement - Fidelity Management Trust Company re: Growth Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(9)	Amendment No. 2 to Subadvisory Agreement – Fidelity Management Trust Company re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(10)	Subadvisory Agreement -Tukman Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(11)	Amendment No. 2 to Subadvisory Agreement – Tukman Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(12)	Amendment No. 3 to Subadvisory Agreement –Tukman Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(13)	Subadvisory Agreement - Brown Capital Management, Inc. re: Growth Fund is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(14)	Amendment No. 2 to Subadvisory Agreement – Brown Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(15)	Subadvisory Agreement - Capital Guardian Trust Company re: Growth & Income Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(16)	Amendment No. 2 to Subadvisory Agreement – Capital Guardian Trust Company re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(17)	Subadvisory Agreement – Capital Guardian Trust Company re: Growth & Income Fund dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(18)	Subadvisory Agreement - Barrow, Hanley, Mewhinney & Strauss, Inc. re: Equity Income Fund incorporated herein by reference Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(19)	Amendment No. 2 to Subadvisory Agreement – Barrow, Hanley, Mewhinney & Strauss, Inc. re: Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(20)	Subadvisory Agreement – Barrow, Hanley, Mewhinney &Strauss, Inc. re: Equity Income Fund dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(21)	Subadvisory Agreement - T. Rowe Price Associates re: the Equity Income Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(22)	Amendment No. 2 to Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(23)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Equity Income Fund dated 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(24)	Subadvisory Agreement - Mellon Capital Management re: the Asset Allocation Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(25)	Amendment No. 2 to Subadvisory Agreement – Mellon Capital Management Corporation re: the Asset Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(26)	Amendment No. 3 to the Subadvisory Agreements – Mellon Capital Management relating to Core Bond Index Fund, US Government Securities Fund and Overseas Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 17 filed on February 28, 2007.

(d)(27)	Subadvisory Agreement -Payden & Rygel re: Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(28)	Amendment No. 2 to Subadvisory Agreement – Payden & Rygel re: Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(29)	Subadvisory Agreement – Payden & Rygel re: Short-Term Bond Fund –dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(30)	Subadvisory Agreement - Southeastern Asset Management, Inc. re: the Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(31)	Amendment No. 2 to Subadvisory Agreement – Southeastern Asset Management, Inc. re: the Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(32)	Amendment to Subadvisory Agreement – Southeastern Asset Management, Inc. dated December 23, 2005 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(33)	Subadvisory Agreement – Peregrine Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(34)	Amendment to Subadvisory Agreement – Peregrine Capital Management, Inc. re: the Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(35)	Subadvisory Agreement - Southeastern Asset Management, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(36)	Amendment No. 2 to Subadvisory Agreement – Southeastern Asset Management, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(37)	Amendment to Subadvisory Agreement – Southeastern Asset Management, Inc. dated February 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(38)	Subadvisory Agreement – Wellington Management Company, LLP Re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(39)	Amendment to Subadvisory Agreement – Wellington Management Company, LLP re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(40)	Subadvisory Agreement – Artisan Partners Limited Partnership re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on April 30, 2003.

(d)(41)	Amendment No. 2 to Subadvisory Agreement – Artisan Partners Limited Partnership re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(42)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(43)	Amendment to the Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(44)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Aggressive Opportunities Fund dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(45)	Subadvisory Agreement – Mellon Capital Management Corporation. re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No.10 filed on March 2, 2004

(d)(46)	Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(47)	Subadvisory Agreement – Mellon Capital Management Corporation. re: Broad Market Index Fund is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 9 filed on March 2, 2004

(d)(48)	Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(49)	Subadvisory Agreement – Mellon Capital Management Corporation. re: Overseas Equity Index is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(50)	Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Overseas Equity Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(51)	Subadvisory Agreement - Mellon Capital Management Corporation. re: Core Bond Index Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(52)	Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(53)	Subadvisory Agreement – Mellon Capital Management Corporation re: S&P 500 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(54)	Amendment to the Subadvisory Agreement – Mellon Capital Management re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(55)	Subadvisory Agreement – Mellon Capital Management Corporation re: US Government Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(56)	Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(57)	Subadvisory Agreement – STW Fixed Income Management Ltd. re: the Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(58)	Subadvisory Agreement - Wellington Management Company, LLP re: Growth & Income Fund incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(59)	Amendment No. 2 to the Subadvisory Agreement – Wellington Management Company, LLP re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(60)	Subadvisory Agreement – Wellington Management Company, LLP re: Growth & Income Fund dated February 9, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(61)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(62)	Amendment No. 2 to the Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(63)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Growth & Income Fund dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(64)	Form of Amendment to Subadvisory Agreements is incorporated herein by reference to Post-Effective Amendment No. 9 filed on April 30, 2003.

(d)(65)	Subadvisory Agreement – Legg Mason Capital Management, Inc. re: Growth Fund dated May 23, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(66)	Subadvisory Agreement – Goldman Sachs Asset Management L.P. re: Growth Fund dated May 23, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(67)	Subadvisory Agreement – Westfield Capital Management, LLC re: Growth Fund dated May 23, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(68)	Subadvisory Agreement – Walter Scott & Partners, Limited re: International Fund dated January 3, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(69)	Revised Subadvisory Agreement –Walter Scott & Partners, Limited re: International Fund dated October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on February 28, 2007.

(d)(70)	Subadvisory Agreement – GlobeFlex Capital, L.P. re: International Fund dated January 3, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(71)	Subadvisory Agreement – Legg Mason Capital Management, Inc. re: Aggressive Opportunities Fund dated January 25, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(72)	Subadvisory Agreement – TimesSquare Capital Management, LLC dated January 25, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(73)	Amendment to Subadvisory Agreement –Peregrine Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(74)	Subadvisory Agreement – Fischer Francis Trees & Watts, Inc. re: Inflation Protected Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(d)(75)	Subadvisory Agreement – Pacific Investment Management Company, LLC re: Inflation Protected Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(d)(76)	Subadvisory Agreement – Wellington Management Company, LLP re: Discovery Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(77)	Subadvisory Agreement – Payden & Rygel re: Discovery Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(78)	Subadvisory Agreement – Goldman Sachs Asset Management, L.P. re: Select Value Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(79)	Subadvisory Agreement – Systematic Financial Management L.P. re: Select Value Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(80)	Subadvisory Agreement – WEDGE Capital Management L.L.P. re: Select Value Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(81)	Subadvisory Agreement – Payden & Rygel re: Diversified Assets Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(82)	Subadvisory Agreement – Mellon Capital Management Corporation re: Diversified Assets Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(83)	Subadvisory Agreement – Drake Capital Management, LLC re: Diversified Assets Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(84)	Subadvisory Agreement – Analytic Investors, Inc. re: Diversified Assets Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(85)	Subadvisory Agreement – BlackRock Financial Management, Inc. re: the Inflation Protected Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(86)	Fee Waiver Agreement Payden & Rygel re: Diversified Assets Fund is incorporated by reference to Post-Effective Amendment No.24 filed on April 29, 2008.

(d)(87)	Subadvisory Agreement – Westfield Capital Management Company L.P. re: Growth Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(88)	Subadvisory Agreement – D.G. Capital Management Trust re: Growth Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(89)	Subadvisory Agreement – Columbus Circle Investors re: Growth Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(90)	Subadvisory Agreement – Artisan Partners Limited Partnership re: Select Value is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(91)	Subadvisory Agreement – Fiduciary Management, Inc. re: Growth & Income Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(92)	Amendment No. 1 to Subadvisory Agreement – Payden & Rygel re: Diversified Assets Fund dated April 3, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(93)	Amendment to Subadvisory Agreement – Legg Mason Capital Management, Inc. re: Aggressive Opportunities Fund dated January 9, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(94)	Amendment to Subadvisory Agreement – Legg Mason Capital Management, Inc. re: Aggressive Opportunities Fund dated January 9, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(95)	Amendment to Subadvisory Agreement – Legg Mason Capital Management re: Growth Fund dated January 9, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(96)	Amendment to Subadvisory Agreement – Mellon Capital Management Corporation re: Diversified Assets Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(97)	Amendment to Subadvisory Agreement – Mellon Capital Management Corporation re: S&P 500 Stock Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(98)	Amendment No. 3 to Subadvisory Agreement – Mellon Capital Management Corporation re: Asset Allocation Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(99)	Amendment No. 3 to Subadvisory Agreement – Mellon Capital Management Corporation re: Broad Market Index Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(100)	Amendment No. 4 to Subadvisory Agreement – Mellon Capital Management Corporation re: Core Bond Index Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(101)	Amendment No. 3 to Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(102)	Amendment No. 4 to Subadvisory Agreement – Mellon Capital Management Corporation re: Overseas Equity Index Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(103)	Amendment No. 4 to Subadvisory Agreement – Southeastern Asset Management, Inc. re: Equity Income Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(104)	Amendment to Subadvisory Agreement – TimeSquare Capital Management, LLC re: Aggressive Opportunities Fund dated January 9, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(105)	Amendment No. 4 to Subadvisory Agreement – Tukman Grossman Capital Management, Inc.re: Growth Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(106)	Amended & Restated Master Investment Advisory Agreement dated December 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(d)(107)	Amendment to Second Master Investment Advisory Agreement dated December 29, 2005 is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(d)(108)	Amendment to Second Master Investment Advisory Agreement dated October 26, 2007 is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(d)(109)	Amendment to Subadvisory Agreement with STW Fixed Income Management Ltd is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(d)(110)	Amendment to Second Master Investment Advisory Agreement effective January 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(d)(111)	Fee Waiver Agreement re: Milestone 2045 Fund effective January 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(d)(112)	Amendment No. 2 to Subadvisory Agreement – Payden & Rygel re: Diversified Assets Fund dated September 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 27 filed on October 22, 2009.

(d)(113)	Subadvisory Agreement – Mondrian Investment Partners Limited re: International Fund effective October 12, 2009 is incorporated herein by reference to Post-Effective Amendment No. 27 filed on October 22, 2009.

(d)(114)	Subadvisory Agreement – Calamos Advisors LLC re: Diversified Assets Fund effective January 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(d)(115)	Subadvisory Agreement – Shenkman Capital Management, Inc. re: Diversified Assets Fund effective January 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(d)(116)	Revised Fee Schedule – Artisan Partners Holding, LLP (formerly Artisan Partners Limited Partnership) Re: International Fund dated April 1, 2010 is incorporated herein by reference to Post-Effective Amendment No. 30 filed on April 28, 2010.

(d)(117)	Assignment, Assumption and Consent Agreement – Artisan Partners Holding LLP re: International Fund dated June 17, 2009 is incorporated herein by reference to Post-Effective Amendment No. 30 filed on April 28, 2010.

(d)(118)	Assignment, Assumption and Consent Agreement – Artisan Partners Holding LLP re: Select Value Fund dated June 17, 2009 is incorporated herein by reference to Post-Effective Amendment No. 30 filed on April 28, 2010.

(d)(119)	Subadvisory Agreement – Wellington Capital Management LLP re: Aggressive Opportunities Fund dated May 1, 2010 is incorporated herein by reference to Post-Effective Amendment No. 30 filed on April 28, 2010.

(d)(120)	Amendment to Master Investment Advisory Agreement dated December 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(d)(121)	Amendment to Schedule to Master Investment Advisory Agreement dated March 26, 2011 is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(d)(122)	Amendment to Subadvisory Agreement – D.G. Capital Investment Trust re: Growth Fund dated March 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(d)(123)	Amendment to Subadvisory Agreement—Barrow, Hanley, Mewhinney & Strauss LLC re: Equity Income Fund dated May 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(d)(124)	Amendment to Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Equity Income Fund dated May 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on March 2, 2012.

(d)(125)	Subadvisory Agreement – Mondrian Investment Partners Limited re: International Fund dated July 12, 2011 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on March 2, 2012.

(d)(126)	Subadvisory Agreement – Atlanta Capital Management Company, LLC re: Growth Fund dated January 23, 2012 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on March 2, 2012.

(d)(127)	Subadvisory Agreement – Victory Capital Management Inc. re: Growth Fund dated January 23, 2012 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on March 2, 2012.

(d)(128)	Amendment to Subadvisory Agreement – GlobeFlex Capital, LP re: International Fund dated March 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on March 2, 2012.

(d)(129)	Form of Amendment to Schedule to Second Master Investment Advisory Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 filed on June 26, 2012.

(d)(130)	Fee Waiver Agreement re: Milestone 2050 Fund is incorporated herein by reference to Post-Effective Amendment No. 44 filed on March 1, 2013.

(d)(131)	Subadvisory Agreement - Wells Capital Management Inc. re: Aggressive Opportunities Fund dated August 27, 2012 is incorporated by reference to Post-Effective Amendment No. 38 filed on August 24, 2012.

(d)(132)	Subadvisory Agreement - SSGA Funds Management, Inc. re: Aggressive Opportunities Fund dated August 27, 2012 is incorporated by reference to Post-Effective Amendment No. 38 filed on August 24, 2012.

(d)(133)	Amendment to Subadvisory Agreement — Mellon Capital Management Corporation, re: Broad Market Index Fund effective January 18, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(134)	Amendment to Subadvisory Agreement — Mellon Capital Management Corporation, re: Core Bond Index Fund effective January 18, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(135)	Amendment to Subadvisory Agreement — Mellon Capital Management Corporation, re: Mid/Small Company Index Fund effective January 18, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(136)	Amendment to Subadvisory Agreement — Mellon Capital Management Corporation, re: Overseas Equity Index Fund effective January 18, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(137)	Amendment to Subadvisory Agreement — Mellon Capital Management Corporation, re: 500 Stock Index Fund effective January 18, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(138)	Subadvisory Agreement – STW Fixed Income Management LLC re: Low Duration Bond Fund effective April 2, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(139)	Amendment to Subadvisory Agreement –Walter Scott & Partners, Limited re: International Fund effective May 1, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(140)	Subadvisory Agreement – Victory Capital Management Inc. re: Growth Fund effective August 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 48 filed on February 4, 2014.

(d)(141)	Subadvisory Agreement – Schroder Investment Management North America Inc. re: Low Duration Bond Fund effective October 11, 2013 is incorporated herein by reference to Post-Effective Amendment No. 48 filed on February 4, 2014.

(d)(142)	Subadvisory Agreement – Oaktree Capital Management, L.P. re: Diversifying Strategies Fund effective February 4, 2014 is incorporated herein by reference to Post-Effective Amendment No. 48 filed on February 4, 2014.

(d)(143)	Subadvisory Agreement – SSGA Funds Management, Inc. re: Equity Income Fund effective February 4, 2014 is incorporated herein by reference to Post-Effective Amendment No. 48 filed on February 4, 2014.

(d)(144)	Subadvisory Agreement – Wellington Management Company, LLP re: Equity Income Fund effective February 4, 2014 is incorporated herein by reference to Post-Effective Amendment No. 48 filed on February 4, 2014.

(d)(145)	Fee Waiver Agreement – Mellon Capital Management Corporation re: Diversifying Strategies Fund effective May 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 50 filed on February 14, 2014.

(d)(146)	Extension of Fee Waiver Agreement – Mellon Capital Management Corporation re: Diversifying Strategies Fund effective February 4, 2014 is incorporated herein by reference to Post-Effective Amendment No. 50 filed on February 14, 2014.

(d)(147)	Subadvisory Agreement – Artisan Partners Limited Partnership re: International Fund effective March 12, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(d)(148)	Subadvisory Agreement – Artisan Partners Limited Partnership re: Select Value Fund effective March 12, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(d)(149)	Amendment to Schedule of the Second Master Investment Advisory Agreement effective May 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(d)(150)	Amendment No. 3 to Subadvisory Agreement – Payden & Rygel re: Diversifying Strategies Fund effective May 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(d)(151)	Subadvisory Agreement – SSGA Funds Management, Inc. re: Diversifying Strategies Fund effective May 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(d)(152)	Subadvisory Agreement – Oaktree Capital Management, L.P. re: High Yield Fund effective May 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(d)(153)	Amendment to Subadvisory Agreement – Walter Scott & Partners Limited re: International Fund effective June 20, 2014 is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(d)(154)	Subadvisory Agreement – Western Asset Management Company re: High Yield Fund effective July 17, 2014 is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(d)(155)	Amendment to Subadvisory Agreement – Western Asset Management Company re: High Yield Fund effective September 26, 2014 is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(d)(156)	Sub-Subadvisory Agreement – Western Asset Management Company Limited re: High Yield Fund effective October 7, 2014 is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(d)(157)	Amendment No. 2 to Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Equity Income Fund effective March 1, 2015 is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(d)(158)	Subadvisory Agreement – AllianceBernstein L.P. re: Inflation Focused Fund effective May 1, 2015 is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(d)(159)	Amendment No. 3 to Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Equity Income Fund effective March 23, 2015 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(d)(160)	Amendment No. 1 to Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Growth & Income Fund effective March 23, 2015 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(d)(161)	Fee Waiver Agreement re: High Yield Fund is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(d)(162)	Amendment to Subadvisory Agreement – Columbus Circle Investors re: Growth Fund effective June 19, 2015 is incorporated herein by reference to Post-Effective Amendment No. 57 filed on August 24, 2015.

(d)(163)	Amendment to Subadvisory Agreement – Victory Capital Management Inc. re: Growth Fund effective June 19, 2015 is incorporated herein by reference to Post-Effective Amendment No. 57 filed on August 24, 2015.

(e)(1)	Distribution Agreement between the Registrant and ICMA-RC Services LLC is incorporated herein by reference to Pre-Effective Amendment No. 3 filed on April 26, 1999.

(e)(2)	Amendment to Distribution Agreement effective August 29, 2002 is incorporated herein by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(f)	Not applicable.

(g)(1)	Custody Agreement between Registrant and Investors Bank & Trust is incorporated herein by reference to Post-Effective Amendment No. 6 filed on April 25, 2001.

(g)(2)	Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 29, 2005.

(g)(3)	Domestic Custody Agreement between The Vantagepoint Funds and JP Morgan Chase Bank, N.A. is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(g)(4)	Global Custody Rider to Domestic Custody Agreement between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(g)(5)	Amendment to Domestic Custody Agreement and Global Custody Rider between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. dated September 12, 2008 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(g)(6)	Amendment to Domestic Custody Agreement and Global Custody Rider between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. dated September 28, 2009 is incorporated by reference to Post-Effective Amendment No. 27 filed on October 22, 2009.

(g)(7)	Amendment to Domestic Custody Agreement between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. dated December 10, 2009 is incorporated by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(g)(8)	Amendment to Domestic Custody Agreement between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. effective January 4, 2010 is incorporated by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(g)(9)	Amendment to Domestic Custody Agreement and Global Custody Rider between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. dated April 1, 2011 dated April 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(g)(10)	Form of Amendment to Domestic Custody Agreement between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 36 filed on June 26, 2012.

(g)(11)	Amendment to Domestic Custody Agreement between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. dated April 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(g)(12)	Amendment to Domestic Custody Agreement and Global Custody Rider between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. effective April 1, 2015 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(h)(1)	Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 6 filed on April 25, 2001.

(h)(2)	Amendment to the Transfer Agency Agreement between Registrant and Vantagepoint Transfer Agents, LLC (“VTA”) is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(h)(3)	Sub-Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 6 filed on April 25, 2001.

(h)(4)	Amendment to the Sub-Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 29, 2005.

(h)(5)	Sub-Transfer Agent Service Agreement between VTA and JPM dated May 5, 2008 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(h)(6)	Transfer Agency Agreement Amendment effective August 29, 2002 is hereby incorporated by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(h)(7)	Amendment to Appendix A of the Transfer Agency Agreement dated October 26, 2007 is hereby incorporated by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(h)(8)	Amendment to Appendix A of the Transfer Agency Agreement effective January 4, 2010 is hereby incorporated by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(h)(9)	Amendment to Appendix A of the Transfer Agency Agreement effective March 26, 2011 is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(h)(10)	Form of Amendment to Appendix A of the Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 36 filed on June 26, 2012.

(h)(11)	Amendment to the Transfer Agency Agreement effective March 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 44 filed on March 1, 2013.

(h)(12)	Fee Waiver Agreement from Vantagepoint Transfers Agents, LLC effective March 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 44 filed on March 1, 2013.

(h)(13)	Amendment to Appendix A of the Transfer Agency Agreement effective May 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(i)	Not applicable.

(j)	Not applicable.

(k)	Not applicable.

(l)	Purchase Agreement incorporated herein by reference to Pre-Effective Amendment No. 3 filed on April 26, 1999.

(m)	Not applicable.

(n)	Not applicable.

(o)(1)	Rule 18f-3 Plan amended August 30, 2004 is incorporated by reference to Post-Effective Amendment No. 12 filed September 23, 2004.

(o)(2)	Amended and Restated Rule 18(f)-3 Plan effective March 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(p)(1)	The Vantagepoint Funds’, Vantagepoint Investment Advisers, LLC’s and ICMA–RC Services, LLC’s Personal Securities Trading Policy amended on May 10, 2013 is incorporated herein by reference to Post-Effective Amendment No. 50 filed on February 14, 2014.

(p)(2)	Code of Ethics for Brown Capital Management, Inc. is incorporated herein by reference to Post-Effective No. 16 filed on April 29, 2005.

(p)(3)	Code of Ethics for Payden & Rygel is incorporated herein by reference to Post-Effective No. 16 filed on April 29, 2005.

(p)(4)	Code of Ethics for Tukman Capital Management, Inc. is incorporated herein by reference to Post-Effective No. 16 filed on April 29, 2005.

(p)(5)	Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated by reference to Post-Effective Amendment No. 40 filed on November 16, 2012.

(p)(6)	Code of Ethics for Capital Guardian Trust Company is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(7)	Code of Ethics for Fidelity Management Trust Company is incorporated herein by reference to Post-Effective No. 14 filed on February 22, 2005.

(p)(8)	Code of Ethics for Mellon Capital Management Corporation is incorporated herein by reference to Post-Effective No. 14 filed on February 22, 2005.

(p)(9)	Code of Ethics for T. Rowe Price Associates, Inc. is incorporated herein by reference to Post-Effective Amendment No. 50 filed on February 14, 2014.

(p)(10)	Code of Ethics for Wellington Management Company LLP is incorporated herein by reference to Post-Effective Amendment No. 50 filed on February 14, 2014.

(p)(11)	Code of Ethics for Southeastern Asset Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(p)(12)	Code of Ethics for Peregrine Capital Management Corporation is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(p)(13)	Code of Ethics for Artisan Partners Limited Partnership, is incorporated herein by reference to Post-Effective Amendment No. 50 filed on February 14, 2014.

(p)(14)	Code of Ethics for STW Fixed Income Management LLC is incorporated by reference to Post-Effective Amendment No. 40 filed on November 16, 2012.

(p)(15)	Code of Ethics of GlobeFlex Capital, L.P. is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(p)(16)	Code of Ethics of Legg Mason Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(17)	Code of Ethics for Goldman Sachs Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(18)	Code of Ethics for Walter Scott & Partners Limited is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(p)(19)	Code of Ethics for Westfield Capital Management Company, LP is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(p)(20)	Code of Ethics for Pacific Investment Management Company, LLC is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(p)(21)	Code of Ethics for Fisher Francis Trees & Watts, Inc. is incorporated herein by reference to Post-Effective Amendment No. 18 filed on February 28, 2007

(p)(22)	Code of Ethics for TimesSquare Capital Management is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(23)	Code of Ethics for Analytic Investors, LLC is incorporated herein by reference to Post-Effective Amendment No. 30 filed on April 28, 2011.

(p)(24)	Code Ethics for Systematic Financial Management L.P. is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(p)(25)	Code of Ethics of Drake Partners LLC is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(p)(26)	Code of Ethics of WEDGE Capital Management L.L.P. is incorporated herein by reference to Post-Effective Amendment No. 57 filed on August 24, 2015.

(p)(27)	Code of Ethics of BlackRock Financial Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(p)(28)	Code of Ethics of DG Capital Management Trust is incorporated herein by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(p)(29)	Code of Ethics of Columbus Circle Investors is incorporated herein by reference to Post-Effective Amendment No. 33 filed on March 2, 2012.

(p)(30)	Code of Ethics of Fiduciary Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(p)(31)	Code of Ethics of Western Asset Management Company and Western Asset Management Company Limited is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(p)(32)	Code of Ethics of Calamos Advisors LLC is incorporated herein by reference to Post-Effective Amendment No. 27 filed on October 22, 2009.

(p)(33)	Code of Ethics of Shenkman Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 27 filed on October 22, 2009.

(p)(34)	Code of Ethics of Mondrian Investment Partners Limited is incorporated herein by reference to Post-Effective Amendment No. 27 filed on October 22, 2009.

(p)(35)	Code of Ethics of Atlanta Capital Management Company, LLC is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(p)(36)	Code of Ethics of Victory Capital Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(p)(37)	Code of Ethics of Wells Capital Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 38 filed on August 24, 2012.

(p)(38)	Code of Ethics of SSGA Funds Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(p)(39)	Code of Ethics of Schroder Investment Management North America Inc. is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(p)(40)	Code of Ethics of Oaktree Capital Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 48 filed on February 4, 2014.

(p)(41)	Code of Ethics of AllianceBernstein L.P. is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(q)	Secretary’s Certificate is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

Item 29.	Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30.	Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Vantagepoint Investment Advisers, LLC (“VIA”) serves as investment adviser to the Fund. The principal business address of VIA is 777 North Capitol Street, NE, Ste. 600, Washington, DC 20002. VIA is a wholly owned subsidiary of ICMA Retirement Corporation (“ICMA-RC”). VantageTrust Transfer Agents, LLC (“VTA”) serves as transfer agent and is also a wholly owned subsidiary of ICMA-RC.

Names and Position with Adviser	Other Business	Position with Other Company
Robert P. Schulze, President and Principal Manager
	ICMA-RC	President and CEO
	VTA	President and Principal Manager
Michael Guarasci, Treasurer
	ICMA-RC	Treasurer
	VTA	Treasurer and Manager
Richard P. Whitty, Assistant Treasurer
	ICMA-RC	Assistant Treasurer
	VTA	Assistant Treasurer
George H. Suzich, Assistant Treasurer
	ICMA-RC	Assistant Treasurer
	VTA	Assistant Treasurer
Angela C. Montez, Secretary
	ICMA-RC	Secretary
	VTA	Secretary

Thomas McAndrews, Assistant Secretary
	ICMA-RC	Assistant Secretary
	VTA	Assistant Secretary
Karen McBarnette, Chief Compliance Officer
	ICMA-RC	Chief Compliance Officer

Item 32.	Principal Underwriter

ICMA-RC Services LLC (“RC Services”) serves as distributor and principal underwriter to the Funds. The principal business address of RC Services is 777 North Capitol Street, NE, Ste. 600, Washington, DC 20002. RC Services does not serve as distributor to any other investment company. The following table below provides the information required under this item for each director, officer, or partner of RC Services.

Names and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Robert P. Schultze	President and Principal Manager	President
Christopher Matzke	Manager	None
Gregory Dyson	Manager	None
David Tanguay	Manager	None
Michael Guarasci	Treasurer	Treasurer
Richard P. Whitty	Assistant Treasurer	Assistant Treasurer
George H. Suzich	Assistant Treasurer	Assistant Treasurer
Angela C. Montez	Secretary	Secretary
Thomas G. McAndrews	Assistant Secretary	Assistant Secretary
Richard P. Whitty	Assistant Treasurer	Assistant Treasurer
George H. Suzich	Assistant Treasurer	Assistant Treasurer
Cliff Richards	Chief Compliance Officer	None

Item 33.	Location of Accounts and Records

The books, accounts and other documentation required by Section 31(a) of the Investment Company Act of 1940 and the Rules under that Section will be maintained in the physical possession of Registrant, the Registrant’s investment adviser, VIA, and the Registrant’s transfer agent, VTA, which has a place of business at 777 North Capital Street, NE, Ste. 600, Washington, DC 20002, and the Registrant’s custodian, JPMorgan Chase Bank, N.A., which has a place of business at 3 Metro Tech Center, Brooklyn, New York 11245.

Item 34.	Management Services

Reference is made to the discussion in this Statement of Additional Information regarding ICMA Retirement Corporation, VIA, RC Services, and VTA under the heading “Investment Advisory and Other Services.”

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 59 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, the District of Columbia on the 1st day of October 2015.

THE VANTAGEPOINT FUNDS

/s/ Robert P. Schultze Robert P. Schultze, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been duly signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Robert P. Schultze	President	October 1, 2015
Robert P. Schultze

/s/ Michael Guarasci	Treasurer	October 1, 2015
Michael Guarasci

*	Director	October 1, 2015
George M. Chamberlain, Jr.

*	Director	October 1, 2015
Dorothy D. Hayes

*	Director	October 1, 2015
J. Thomas Lundy

*	Director	October 1, 2015
Takashi B. Moriuchi

*	Director	October 1, 2015
Timothy M. O’Brien

*	Director	October 1, 2015
JoAnn H. Price

*	Director	October 1, 2015
Catherine A. Zaharis

*By	/s/ Angela C. Montez
Angela C. Montez
Attorney-in-Fact